As filed with the Securities and Exchange Commission on June 23, 2008

1933 Act Registration No. 2-75677

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	x
Pre-Effective Amendment No. __	_
Post-Effective Amendment No. 67	x

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	x
Amendment No. 68	x

(Check appropriate box or boxes.)

WESTCORE TRUST

(Exact name of Registrant as Specified in Charter)

1290 Broadway, Suite 1100

Denver, CO 80203

(Address of principal executive offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (303) 623-2577

JoEllen L. Legg, Secretary

Westcore Trust

1290 Broadway, Suite 1100

Denver, CO 80203

(Name and Address of Agent of Service)

Copy to:

Lester R. Woodward, Esq.

Davis Graham & Stubbs LLP

1550 17th Street, Suite 500

Denver, CO 80202

It is proposed that this filing will become effective (check appropriate box):

                immediately upon filing pursuant to paragraph (b)

 X            on June 23, 2008 pursuant to paragraph (b)

__           60 days after filing pursuant to paragraph (a)(1)

__           on (date) pursuant to paragraph (a)(1)

__           75 days after filing pursuant to paragraph (a)(2)

__           on (date) pursuant to paragraph (a)(2) Rule 485.

If appropriate, check the following box:

_              this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Shares of Beneficial Interest

WESTCORE FUNDS Micro-Cap Opportunity Fund Prospectus

June 23, 2008

Westcore Micro-Cap Opportunity Fund

The Securities and Exchange Commission has not approved or disapproved the Funds' shares or determined if this prospectus is accurate or complete. It is a criminal offense to state otherwise.

i

RISK/RETURN SUMMARY

What are the investment objectives of the Fund?

The Fund seeks to provide its shareholders with long-term capital appreciation by investing primarily in micro-cap companies whose stocks appear to be undervalued.

What are the principal  investment strategies of the Fund?

The Westcore Micro-Cap Opportunity Fund invests primarily in the common stock of micro-cap companies that appear to be undervalued.  The portfolio management team uses a proprietary multi-factor quantitative investment model to identify such companies based on various financial measures and/or ratios.

Under normal circumstances at least eighty percent (80%) of the value of the Micro-Cap Opportunity Fund’s net assets, plus any borrowings for investment purposes, is invested in micro-cap companies.  Shareholders will receive notice sixty (60) days prior to any change in this policy.  For purposes of this policy, the Micro-Cap Opportunity Fund currently considers micro-cap companies to be those companies included in, or similar in size to those included in, the Russell Microcap Index at the time of purchase. As of May 31, 2008, companies within this index ranged from approximately $4 million to approximately $1.7 billion with a median capitalization of approximately $184 million. Within this universe, Denver Investment Advisors LLC (the “Advisor”) typically focuses on companies with market capitalizations of less than $500 million at the time of the Fund’s initial purchase.

Although the Fund normally focuses on the equity securities of companies whose stock is traded on U.S. markets, including depositary receipts or shares issued by companies incorporated outside the U.S. (e.g., ADRs), the Fund may invest up to 10% of its assets in securities that trade exclusively on one or more exchanges located outside of the United States.

      A stock will generally be sold from the Fund when the portfolio management team believes the risk characteristics outweigh any potential appreciation or when better investment opportunities have been identified.

What are the principal risks of investing in the Fund?

      As with any equity fund, the value of your investment will fluctuate over time in response to overall movements in the stock market.  Further, investments in common stocks tend to be more volatile than many other investment choices (market risk).  In addition to market risk, the Fund is subject to the risk that the securities held by the Fund will underperform other securities and may decline in value (portfolio management risk).  Therefore, you could lose money by investing in the Fund.  An investment in the Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

      The Fund is subject to the general risk that the stocks of micro-cap companies can involve greater risks than those associated with larger, more established companies.  Micro-cap company stocks may be subject to more abrupt or erratic price movements due to a number of reasons, including that the stocks are traded in lower volume and that the issuers are more sensitive to changing conditions and have less certain growth prospects.  Also, there are fewer market makers for these stocks and wider spreads between quoted bid and ask prices in the over-the-counter market for these stocks.  Micro-cap stocks tend to be less liquid, particularly during periods of market disruption. There normally is less publicly available information concerning these securities.  Micro-cap companies in which the Fund may invest typically have limited product lines, markets or financial resources, or may be dependent on a small management group (micro-cap company risk).

In addition, although the Fund normally focuses on the equity securities of companies whose stock is traded on U.S. markets, companies may be impacted by special risks either from being incorporated in a foreign country or having significant business operations abroad.  These risks will vary from time to time and from country to country, especially if the country is considered an emerging market or developing country, and may be different from or greater than the risks associated with investing in developed countries.  These risks may include, but are not limited to, significant currency devaluation relative to the U.S. dollar, restrictions on the Fund’s ability to repatriate investment income or capital, less government regulation and supervision, less public information, less economic, political and social stability and adverse changes in diplomatic relations between the United States and that foreign country (foreign exposure risk).  Investments in non-U.S. securities may be in the form of sponsored and unsponsored depositary receipts.  Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these depositary receipts generally bear all of the costs of the depositary facility, and the bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications from the foreign issuer or to pass through voting rights.

Bar Charts and Performance Tables

      Performance history will be available for the Fund once it has been in operation for one calendar year.

Fees and Expenses of the Fund

      This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Westcore Micro-Cap
Opportunity Fund
Shareholder Fees
(fees paid directly from
your investment)
Redemption fee (as a percentage of
amount of shares redeemed or
exchanged within 90 calendar days from
their date of purchase as further described
on page 11)	2.00%
Annual Fund Operating
Expenses (expenses that are
deducted from Fund assets)
Management Fees(1)	1.00%
Distribution (12b-1) Fees	None
Other Expenses(1),(2)	1.38%
Acquired Fund Fees and Expenses(3)	0.00%
Total Annual Fund
Operating Expenses(3)	2.38%
Fee Waiver and
Expense Reimbursement(1)	(1.08)%
Net Annual Fund
Operating Expenses(1)	1.30%

Example

      This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

      The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  In addition, the Example does not take into consideration the Advisor’s or Administrator’s agreements to waive certain fees.  The Example also assumes that your investment has a five percent (5%) return each year and that the Fund’s operating expenses remain the same.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Westcore Micro-Cap
Opportunity Fund
One Year	$132
Three Years	$639

(1)

The Advisor and the Administrators have contractually agreed to waive a portion of the investment advisory and/or administration fees and/or to reimburse other expenses for the Fund from June 23, 2008 to June 23, 2009, so that Net Annual Fund Operating Expenses as reported in the Fund’s Financial Highlights, as provided in the annual or semi-annual report will be no more than 1.30% for the Fund for such period.  You will be notified if these waivers and/or reimbursements are discontinued after that date resulting in a material change in the Fund’s Net Annual Operating Expense.

(2)	Based on estimated amounts for the current fiscal year.

(3)	The Fund’s shareholders indirectly bear the expenses of the other funds in which the Fund invests (Acquired Funds). The Total Annual Fund Operating Expenses in this fee table may not correlate to the expense ratio in the Fund’s financial statements because the financial statements include only the direct operating expenses incurred by the Fund, not the indirect costs of investing in the Acquired Funds.

GENERAL PORTFOLIO POLICIES

      In addition to the principal investment strategies and risks described earlier in this Prospectus, the Fund will follow the general policies listed below.

Temporary Defensive Positions

      The Fund may, from time to time, take temporary defensive positions that are inconsistent with its principal investment strategies in attempting to respond to adverse market, economic, political or other conditions.  Such investments include various short-term instruments.  If the Fund takes a temporary position at the wrong time, the position could have an adverse impact on the Fund’s performance and the Fund may not achieve its investment objective.  The Fund reserves the right to invest all of its assets in temporary defensive positions.

Illiquid Investments

      The Fund may invest up to fifteen percent (15%) of its net assets in securities that are illiquid. The Fund considers illiquid securities to be those securities that the Advisor does not believe could be sold in an orderly transaction within seven business days. For example, some securities are not registered under U.S. securities laws and cannot be sold to the U.S. public because of SEC regulations (these are known as “restricted securities”). Under procedures adopted by the Trust’s Trustees, certain restricted securities, such as Rule 144A securities, may be deemed to be liquid and will not be counted toward this 15% limit.  From time and time and under certain market conditions, these deemed liquid restricted securities may be subsequently reviewed and deemed illiquid based on such market conditions.

Other Investment Companies

      The Fund may invest its cash balances, within the limits permitted by the Investment Company Act of 1940, as amended (“1940 Act”), in other investment companies that invest in high quality, short-term debt securities that determine their NAV per share on the amortized cost or penny-rounding method (i.e., money market funds).  The Fund may invest cash holdings in money market funds as permitted under Section 12(d)(1) of the 1940 Act and the rules promulgated under that section.

      In addition, the Fund may, consistent with the 1940 Act, invest in other investment companies that invest in a manner consistent with the Fund’s investment objective, generally through the use of exchange-traded funds (“ETFs”).  Some ETFs also have obtained exemptive orders permitting other investment companies, such as the Fund, to acquire their securities in excess of the limits otherwise imposed by the 1940 Act.

      ETFs are open-end investment companies or unit investment trusts that are registered under the 1940 Act.  The shares of ETFs are listed and traded on stock exchanges at market prices.  Since ETF shares can be bought and sold like ordinary stocks throughout the day, the Fund may invest in ETFs in order to equitize cash, achieve exposure to a broad basket of securities in a single transaction, achieve similar exposure for the Fund when proceeds are available from sales made to recognize losses on other investments in the Fund, or for other reasons.

      An investment in an ETF generally presents the same primary risks as an investment in a conventional mutual fund (i.e., one that is not exchange traded) that has the same investment objectives, strategies and policies.  The price of an ETF can fluctuate up or down, and the Fund could lose money investing in ETFs if the prices of the securities owned by ETFs go down.  In addition, ETFs are subject to the following risks that do not apply to conventional mutual funds: (i) the market price of an ETF’s shares may trade above or below their NAV; (ii) an active trading market for an ETF’s shares may not develop or be maintained; or (iii) trading of an ETF’s shares may be halted if the listing exchange’s officials deem such action appropriate, the shares are delisted from the exchange or the activation of market-wide “circuit breakers” (which are tied to large increases or decreases in stock prices) halts stock trading generally.

      A pro rata portion of ETFs or other investment companies’ fees and expenses will be borne by the Fund’s shareholders. These fees and expenses are in addition to fees charged directly by the Fund in connection with its operations. ETFs do not charge initial sales charges or redemption fees; however, investors do pay customary brokerage fees to buy and sell shares.

Portfolio Turnover

      In general, the Fund intends to purchase securities for long-term investment, and the Advisor will not consider the portfolio turnover rate when making investment decisions for the Fund. Short-term transactions may result from liquidity needs, securities having reached a price objective or by reason of economic or other developments not foreseen at the time of the investment decision. A high rate of portfolio turnover (100% or more) involves correspondingly greater expenses, which must be borne by the Fund and its shareholders. It may result in higher short-term capital gains taxable to shareholders. These gains are taxable at higher rates than long-term capital gains. Frequent trading could also mean higher brokerage commissions and other transaction costs, which could reduce the Fund’s return. The Advisor believes that the Fund will not have a high rate of portfolio turnover; however, it is possible that the rate could exceed 100% under certain market conditions.

HOW TO INVEST AND OBTAIN INFORMATION

How to Contact Westcore Funds

      The following sections explain how to contact the Fund and how to purchase, exchange and redeem your Fund shares (“shares”).  They also explain various services and features offered in connection with your account.  Please call us at 1-800-392-CORE (2673) if you have any questions or to obtain a New Account Application.

Contacting Westcore Funds

Online
www.westcore.com:
Westcore Trans@ction Center
24 hours a day, seven days a week
■ Access account information
■ Perform transactions
■ Order duplicate statements and tax forms
■ Change your address or distribution options
By Telephone
1-800-392-CORE (2673):
Westcore Investor Services
Weekdays: 7 a.m. to 6 p.m. mountain time
Westcore Automated Service Line
24 hours a day, seven days a week
■ Access account information
■ Perform transactions
■ Order duplicate statements, tax forms or additional checkbooks for the BlackRock Money Market Portfolio

By Regular Mail
Westcore Funds
P.O. Box 44323 Denver, CO 80201-4323

By Express, Certified or Registered Mail

Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203

In Person
Westcore Funds
1290 Broadway, Suite 1100
Denver, CO 80203

Purchasing Shares

        You may purchase additional Fund shares through any of the options below or in person at the location listed on page 6.  In addition, if you are an existing shareholder of any of the Westcore Trust’s other funds, you may open a new account with identical registration and account options in the Fund by any of these methods.

By Mail

Opening a New Account

Send a completed New Account Application with your check and mail to the appropriate address set forth on the previous pages.

Adding to Your Existing Account

Complete the tear-off investment slip from your last statement and mail with your check to the appropriate address.  Or, send your check and a written request following the instructions on page 6 to the appropriate address.

By Telephone*

If you are an existing shareholder of any of the Westcore Trust’s other funds, you may purchase Fund shares by telephone.

Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*

If you are an existing shareholder of any of the Westcore Trust’s other funds, you may purchase shares online.

Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 12.

By Automatic Investment Plan

Complete the Automatic Investment Plan Section on your application to have money automatically withdrawn from your bank account monthly, quarterly or annually.

To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

By Wire

You may purchase Fund shares by wire transfer from your bank account to your Fund account.

To place a purchase by wire, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

Important notes on purchasing shares:

■	When you purchase shares, your request will be processed at the NAV calculated after your order is received in good order and with clear instructions as to the Fund, account number and amount.
■	Please make your check payable to Westcore Funds in U.S. dollars drawn on a U.S. bank.
■

Cash, credit card checks, travelers checks, money orders, instant loan checks, third-party checks, checks drawn on foreign banks or checks with inconsistencies between the name on the bank account and fund account registration will not be accepted for purchases.

■	If you are purchasing shares in a retirement account,** please indicate whether the purchase is a rollover or, a current or prior-year contribution.
■	After receipt of your order by wire, telephone or online, your bank account will be debited the next business day for wire transfers and the second business day for electronic fund transfers.
■	If a check does not clear your bank, Westcore Funds reserves the right to cancel the purchase.
■	If Westcore Funds is unable to debit your predesignated bank account for purchases, Westcore may make additional attempts or cancel the purchase.
■	Westcore Funds reserves the right to reject any order.
■

If your purchase is cancelled, you will be responsible for any losses or fees imposed by your bank and losses that may be incurred as a result of any decline in the value of the cancelled purchase.  Westcore Funds (or their agents) have the authority to redeem shares in your account(s) to cover any losses due to fluctuations in share price.  Any profit on such cancellation will accrue to the Fund.

Investment Minimums*	Amount
To open a new regular account	$ 2,500
To open a new retirement, education** or UGMA/UTMA account	$ 1,000
To open an Automatic Investment Plan account	$ 1,000
Automatic Investments	$ 100 per month
To add to any type of account	$ 100

*    Westcore Funds reserves the right to waive or vary any investment minimums.

** A description of the retirement and education accounts available for investment in the Westcore Funds may be found in the SAI for the Fund.  Please see the back cover of this prospectus for the telephone number, mailing address and e-mail address where you can obtain a free copy of the SAI.

Exchanging Shares

      You may exchange your Fund shares for shares of other series of the Westcore Trust (the “Westcore Funds”) or the BlackRock Money Market Portfolio* through any of the options below.  You may also place an exchange in person at the location listed on page 6.  In addition, if you are an existing shareholder of any of the Westcore Funds, you may exchange into a new account copying your existing account registration and options by any of these methods.

* BlackRock Money Market Portfolio is a money market fund advised by BlackRock Advisors, LLC, sub-advised by BlackRock Institutional Management Corporation and distributed by BlackRock Distributors, Inc.

By Mail

Send a written request following the instructions on page 15 and mail to the appropriate address.

By Telephone*

Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*

Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

Automatically

Call 1-800-392-CORE (2673) to receive instructions for automatically exchanging shares between funds on a monthly, quarterly or annual basis (“Systematic Exchange Agreement”).

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 12.

Important notes on exchanging shares:

■	Exchanges must meet the minimum investment requirements described on page 8.
■	Exchanges between accounts will be accepted only if registrations are identical.
■	Please be sure to read the Prospectus for the Westcore Fund or the BlackRock Money Market Portfolio into which you are exchanging.
■	An exchange represents the sale of shares from one fund and the purchase of shares of another fund. This may produce a taxable gain or loss in your non-tax-deferred account.
■	If you exchange shares within 90 calendar days from their date of purchase, you may be subject to the redemption fee as described on page 11.

Redeeming Shares

You may redeem your Fund shares by any of the options below or in person at the location listed on page 6.

By Mail

Send a written request following the instructions on page 15 and mail to the appropriate address.

By Telephone*

If you are an existing shareholder of any of the Westcore Funds, you may redeem your shares by telephone.

Call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time or use the 24-hour Westcore Automated Service Line.

By Online Access*

If you are an existing shareholder of any of the Westcore Funds, you may redeem your shares online.

Access the 24-hour Westcore Trans@ction Center located at www.westcore.com.

By Systematic Withdrawal Plan

You may redeem Fund shares automatically (in any multiple of $50) monthly, quarterly or annually.

To add this option to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

By Wire

You may redeem Westcore shares by wire transfer from your Westcore account to your bank account.

You must have established bank instructions prior to placing wire redemptions.

To arrange a wire redemption, please call 1-800-392-CORE (2673) to speak with an Investor Service Representative from 7 a.m. to 6 p.m. mountain time.

To add bank instructions to your account, please call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

* For more information on automatic telephone and online transactions, please see “Additional Information on Telephone and Online Service” on page 13.

Redemption Fee

      The Fund imposes a two percent (2%) redemption fee (the “Redemption Fee”) on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase.  The Redemption Fee is paid directly to the Fund rather than the Advisor and is intended to encourage long-term investment in the Fund and, to the extent that frequent trading persists, to offset brokerage commissions, market impact, transaction costs and other expenses associated with frequent trading.  For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first.

      The Redemption Fee will not be charged on transactions involving the following:

  Redemption of shares purchased through reinvested dividends or distributions.

  Redemption of shares through a Qualified Retirement Plan that provides an account for each participant, including retirement and deferred compensation plans maintained pursuant to Sections 401, 403 and 457 of the Internal Revenue Code and “rabbi trusts.”

  Redemption of shares through wrap-fee and similar investment programs administered by financial intermediaries where the primary extent of their frequent trading activity is expected to be limited to periodic rebalancing programs to meet asset allocation targets.

  Redemption of shares through “omnibus accounts” maintained by Service Organizations (as defined below on page 19) that have represented to management that for administrative reasons, they are unable to apply the redemption fee to underlying shareholders. The Fund will implement the redemption fee in a timely manner (at least 90 days) once the Service Organization provides written notice to the Fund of its ability to apply the redemption fee.

  Redemption of shares initiated by the Fund (i.e., liquidation or merger of the Fund, closing account due to balance below minimums, etc.).

  Redemption resulting from a legally required minimum required distribution from an IRA or Qualified Plan.

  Redemption in the event of death.

  Redemption resulting from the re-registration or transfer of ownership where the shares remain invested in the Fund.

  Redemption of shares based on a Qualified Domestic Relations Order or divorce decree court orders.

  Redemption requested in writing by a Service Organization in good faith, to correct a specifically identified clerical or processing error and to provide a beneficial shareholder with the transaction originally requested by the beneficial shareholder.

  Redemption due to disability as defined by Internal Revenue Service (“IRS”) requirements.

  Redemption of shares pursuant to a systematic withdrawal of money on a periodic basis.

  Redemption of shares due to a hardship as defined by the IRS.

      The Fund reserves the right to impose the Redemption Fee on exempted transactions, qualified plans or investment programs described above if the Advisor believes that disruptive frequent trading is present and it, or a third party, has the necessary account information to impose the redemption fee. In addition, the Fund reserves the right to waive the Redemption Fee in other circumstances, at its discretion, if such waiver is approved by both the Fund’s President and Treasurer and reported to the Board at the next scheduled meeting. Under no circumstances will any waiver involve any compensation or other consideration received by the Fund, the Advisor or any other party pursuant to such arrangements.

Important notes on redeeming shares:

■    You may redeem your Fund shares on any business day that the New York Stock Exchange (the “Exchange”) is open.

■    Generally, redemption proceeds will be sent by check to the shareholders’ address of record within seven days after receipt of a valid redemption request.

■    Generally, a wire transfer will be sent directly into your designated bank account the next business day after receipt of your valid redemption request, and an electronic funds transfer will be sent the second business day after receipt of your order.

■    If the shares you are redeeming were purchased by check, Westcore will delay the mailing of your redemption check for up to 15 days from the day of purchase to allow the purchase to clear.  If the shares you are redeeming were purchased by telephone, computer or through the Automatic Investment Plan, Westcore will delay the mailing of your redemption check until confirmation of adequate funds has been received, which is generally no longer than five business days.

Additional Information on Telephone and Online Service

■    All shareholders (except for accounts opened through Service Organizations and certain retirement accounts) are automatically granted automatic telephone and online transaction privileges unless they decline them explicitly on their account application or in writing to Westcore Funds.  These accounts opened through Service Organizations and certain retirement accounts may or may not have such privileges, depending on the privileges made available by that Service Organization or retirement plan administrator.

■    Shareholders can follow the instructions provided at the Westcore Automated Service Line and Westcore Trans@ction Center to access these services using a personal identification number.

■    Automatic telephone and online purchases and redemptions are completed by electronic funds transfer from your bank account to your Westcore account.  (Wire transfer is not available for automatic telephone or online transactions.) To establish this privilege, please complete the “Bank Information” section of your account application.  You may also call 1-800-392-CORE (2673) or access www.westcore.com for the appropriate form.

■    Automatic telephone and online redemptions are not available for IRA, business or certain fiduciary accounts.  In addition, automatic telephone and online exchanges are not available for business or certain fiduciary accounts.

■    There is a $25,000 daily maximum for each account for each separate type of automatic telephone and online transaction (purchases, exchange-in, exchange-out and redemptions).

■    It may be difficult to reach the Fund by telephone or online during periods of unusual market activity.  If this happens, you may transact on your account by mail as described in this Prospectus.

Security Issues

      The Fund has procedures to enhance security, including the use of 128-bit encryption through the Westcore Trans@ction Center, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions.  However, shareholders may give up some level of security by choosing to transact by telephone or online rather than by mail.

      The Fund also has procedures to confirm that telephone and online transaction requests are genuine.  The Fund believes that these procedures are reasonably designed to prevent unauthorized telephone or online transactions, and the Fund and its agents will not be responsible for any losses resulting from unauthorized telephone or online transactions when these procedures are followed and the Fund reasonably believes that the transaction is genuine.

GENERAL ACCOUNT POLICIES

      The Fund may modify or terminate account policies, services and features, but, subject to the Fund’s right to limit account activity or redeem involuntarily as described below, will not materially modify or terminate them without giving shareholders sixty (60) days’ written notice.  The Fund reserves the right to modify the general account policies from time to time or to waive them in whole or in part for certain types of accounts.

      The Fund or its agents may temporarily suspend telephone, wire and online transactions and other shareholder services if it believes it is advisable to do so.

Customer Identification Program

      Federal regulations require the Fund to obtain your name, your date of birth (for a natural person), your residential address or principal place of business (as the case may be) and (if different) mailing address, and your Social Security number, employer identification number (EIN) or other government-issued identification when you open an account.  Additional information may be required in certain circumstances.  New Account Applications without such information may not be accepted.  To the extent permitted by applicable law, The Fund reserves the right to place limits on transactions in your account until your identity is verified. Under applicable anti-money laundering regulations and other federal regulations, redemption requests may be suspended, restricted, canceled, or processed and the proceeds may be withheld. An Anti-Money Laundering officer has been appointed by the Fund.

Frequent Trading and Market Timing Risk

      While the Fund provides shareholders with daily liquidity, its investment program is designed to serve long-term investors. Market timing and frequent/excessive trading activities (“Frequent Trading”) of the Fund’s shares can be disruptive to the management of the Fund and hurt the long-term performance of the Fund.  In addition, mutual funds with fewer assets under management have greater exposure to Frequent Trading risks.

      Frequent Trading of mutual fund shares present a variety of risks for shareholders of a mutual fund who do not engage in Frequent Trading activities.  These risks, in general, include:

  dilution in the value of mutual funds’ shares for long-term shareholders;

  negative impact on a mutual fund’s performance due to the loss of investment opportunities and/or a more significant impact of cash on fund performance attributable to maintaining larger cash positions to avoid the need to liquidate holdings to meet redemption requests;

  increased brokerage and administrative costs due to higher portfolio turnover;

  interference with the efficient management of a mutual fund’s portfolio;

  liquidation of portfolio holdings at a disadvantageous time to satisfy redemption requests; and

  higher portfolio turnover resulting in increased capital gains distributions.

      In addition, mutual funds investing in securities that are primarily listed on foreign exchanges can be impacted by events affecting the price of foreign securities after the close of a foreign exchange, but prior to the close of trading on the “Exchange”.  During such an event, the closing values of foreign securities would no longer reflect their market value; however, a mutual fund holding such foreign securities might continue to use the closing prices listed on the foreign exchange.  This would allow an investor to attempt to capture any pricing inefficiencies by engaging in market timing of fund shares, which may result in dilution in the value of mutual fund shares. This strategy is generally referred to as “time-zone arbitrage.”

      Similarly, the Fund may also be prone to pricing inefficiencies on days where limited trading occurs and significant events occur which could materially impact the value of such stocks.

Frequent Trading Policies and Procedures

      The Board of the Fund has adopted Frequent Trading Policies and Procedures described below, which are designed to discourage, prevent and detect Frequent Trading activities in the Fund.

  Westcore Funds imposes a Redemption Fee on Fund shares if such Fund shares are redeemed (including in connection with an exchange) within ninety (90) calendar days from their date of purchase. For more information regarding this fee, see page 11.

  If the Fund believes, in its sole discretion, that an investor is engaging in Frequent Trading activity, the Fund reserves the right to reject any purchase or exchange order.  Purchase or exchange orders accepted by a financial intermediary in violation of the Fund’s Frequent Trading policies are not deemed accepted by the Fund and may be cancelled or revoked on the next business day following receipt by the financial intermediary. The Fund will not be responsible for any losses you may suffer as a result of the Fund rejecting your purchase or exchange order. In addition, any redemptions or exchanges that you make (as a result of the activity described above or otherwise) will be subject to any and all redemption fees, as described on page 11.

  The Fund reserves the right to impose restrictions on the trading activity of accounts traded through financial intermediaries.

  The Board has approved fair value pricing and valuation procedures to address circumstances when prices are either unavailable or considered unreliable.  For example, a significant event that is likely to materially affect the Fund’s NAV has occurred after the relevant foreign market has closed, but prior to the valuation time.

      In addition, under Rule 22c-2 of the 1940 Act, the Fund has entered into agreements with financial intermediaries obligating such financial intermediaries to provide, upon the Fund’s request, certain information regarding their customers and their customers’ transactions in shares of the Fund.  However, there can be no guarantee that all short-term trading will be detected in a timely manner, since the Fund will rely on the financial intermediaries to provide the trading information, and the Fund cannot be assured that the trading information, when received, will be in a form that can be quickly analyzed or evaluated by the Fund.

      Neither the Westcore Trust (the “Trust”) nor the Fund accommodates Frequent Trading.  However, none of these tools alone, nor all of them taken together, can eliminate the possibility that Frequent Trading activities will occur. The Fund may consider the trading history of accounts under common ownership or control in the Fund for the purpose of enforcing these policies.

Written Instructions

      To process transactions in writing, your request should be sent to Westcore Funds, P.O. Box 44323, Denver, CO 80201-4323 and must include the following information:

■  The name of the Fund(s).

■  The account number(s).

■  The amount of money or number of shares.

■  The name(s) on the account.

■  The signature(s) of all registered account owners (signature guaranteed, if applicable).

■  Your daytime telephone number.

Signature Guarantee

      A signature guarantee assures that a signature is genuine.  The signature guarantee protects shareholders from unauthorized transfers.  A signature guarantee is not the same as a notarized signature.  You can obtain a signature guarantee from a bank or trust company, credit union, broker, dealer, securities exchange or association, clearing agency or savings association.

      The guarantee must be a “Medallion Signature Guarantee” and must be signed in the name of the guarantor by an authorized person with that person’s title and the date.  The Fund may reject a signature guarantee if the guarantor is not a member of or participant in a signature guarantee program.  Call your financial institution to see if they have the ability to guarantee your signature.

      Shareholders living abroad may acknowledge their signatures at an overseas branch of a U.S. bank, member firm of a stock exchange or any foreign bank having a branch office in the U.S.

      To protect your accounts from fraud, the following transactions will require a signature guarantee:

■  Transferring ownership of an account.

■  Redeeming by check payable to someone other than the account owner(s).

■  Redeeming by check mailed to an address other than the address of record.

■  Redemption check mailed to an address that has been changed within the last 30 days of the redemption request without a signature guarantee.

■  Redeeming by electronic transfer to a bank account other than the bank account of record.

Each shareholder may request the Fund to require a signature guarantee for redemptions greater than $25,000 from your account by completing the applicable section of the account application or by calling 1-800-392-CORE (2673). Once this election has been made, the Fund may only remove it upon receipt of a signature guaranteed letter of instruction.

      The Fund reserves the right to require a signature guarantee under other circumstances or to reject or delay a redemption on certain legal grounds.

Involuntary Redemptions

      The Fund reserves the right to close an account if the shareholder is deemed to engage in activities relating to the Fund that are illegal or otherwise believed to be detrimental to the Fund.

Right to Delay Delivery & Redeem In-Kind

      The Fund reserves the right to delay delivery of your redemption proceeds up to seven days, or to honor certain redemptions with securities, rather than cash. Under the Investment Company Act of 1940 (the “1940 Act”), the Fund may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the U.S. Securities and Exchange Commission (“SEC”); (b) the Exchange is closed for other than customary weekend and holiday closings; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC.  The Fund may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.

Address Changes

      To change the address on your account, call 1-800-392-CORE (2673) or send a written request signed by all account owners.  Include the name of the Fund, the account number(s), the name(s) on the account and both the old address and new address.  Certain options may be suspended for 30 days following an address change unless a signature guarantee is provided.

Registration Changes

       To change the name on an account, the shares are generally transferred to a new account.  In some cases, legal documentation may be required.  Certain registration changes may have tax implications.  Please contact your tax adviser.  For more information call 1-800-392-CORE (2673).

Quarterly Consolidated Statements and Shareholder Reports

      The Fund will send you a consolidated statement quarterly and, with the exception of automatic investment plan transactions and dividend reinvestment transactions, a confirmation after every transaction that affects your share balance or your account registration.  A statement with tax information regarding the tax status of income dividends and capital gain distributions will be mailed to you by January 31 of each year and filed with the Internal Revenue Service (“IRS”).

      Each year, we will send you an annual and a semi-annual report.  The annual report includes audited financial statements and a list of portfolio securities as of the fiscal year end.  The semi-annual report includes unaudited financial statements for the first six months of the fiscal year, as well as a list of portfolio securities at the end of the period.  You will also receive an updated Prospectus at least once each year.  Please read these materials carefully, as they will help you understand your investments in Westcore Funds.

      To reduce expenses and demonstrate respect for the environment, we will deliver a single copy of the Fund’s financial reports and Prospectus to multiple investors with the same mailing address.  Shareholders who desire individual copies of such reports or Prospectus should call 1-800-392-CORE (2673) or write to us at Westcore Funds, P.O. Box 44323, Denver, CO  80201. In addition, shareholders have the option to discontinue printed and mailed account statements and/or shareholder reports in favor of electronic versions which may be accessed on the Fund’s website through a link contained in an email sent to the shareholder. Shareholders must “opt-in” for this service by following the instructions on the website at www.westcore.com.

Disclosure of Fund Holdings

      The SAI contains a complete description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s portfolio securities.  The information of all Fund holdings is posted on the Fund’s website at www.westcore.com on or around the 15th of each month.

Price of Fund Shares

      All purchases, redemptions and exchanges will be processed at the NAV next calculated after your request is received in good order by the transfer agent or certain authorized financial intermediaries in proper form.  The Fund’s NAV is determined as of the close of regular trading on the Exchange, currently 4:00 p.m. (Eastern time), on each day that the Exchange is open.  In order to receive that day’s price, your request must be received by the transfer agent or certain authorized financial intermediaries by the close of regular trading on the Exchange on that day.  If not, your request will be processed at the Fund’s NAV at the close of regular trading on the next business day.  To be in good order, your request must include your account number and must state the Fund shares you wish to purchase, redeem or exchange.

      Note: The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the Exchange is stopped at a time other than 4:00 p.m. Eastern time.  In the event the Exchange does not open for business because of an emergency, the Fund may, but is not required to, open the Fund for purchase, redemption and exchange transactions if the Federal Reserve wire payment system is open.  To learn whether the Fund is open for business during an emergency situation, please call 1-800-392-CORE (2673).

      In the case of participants in certain employee benefit plans investing in the Fund and certain other investors, purchase and redemption orders will be processed at the NAV next determined after the Service Organization acting on their behalf receives the purchase or redemption order.

      The Fund has authorized financial intermediaries to accept on its behalf purchase and redemption orders made through a mutual fund supermarket.  Such financial intermediaries may designate other financial intermediaries to accept purchase and redemption orders on behalf of the Fund.

      The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at an NAV that is subsequently adjusted, and recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing NAV, provided that such reprocessing commences upon determination of a NAV adjustment and proceeds until fully implemented.

      The Fund’s NAV is calculated by dividing the total value of its investments and other assets, less liabilities, by the total number of shares outstanding.  The Fund’s investments are generally valued at market value or, when market quotations are not readily available or when events occur that make established valuation methods unreliable, at fair value as determined in good faith under the direction of the Board.  If any security is valued using fair value pricing, the Fund’s value for that security is likely to be different from the last quoted market price.

Valuation

Valuing Domestic Securities

Securities that are traded on a recognized domestic stock exchange are generally valued at the last sales price as of the valuation time on the principal stock exchange on which they are traded. However, securities that are principally traded on the National Association of Securities Dealers Automated Quotation (“NASDAQ”) exchange are generally valued at the NASDAQ Official Closing Price (“NOCP”). Unlisted securities that are traded on the domestic over-the-counter market for which last sales prices are available, are generally valued at the last sales price as of the valuation time. In the absence of sales and NOCP, such securities are valued at the mean of the bid and asked prices. There are very limited circumstances in which domestic securities are expected to use fair value pricing (for example, if the exchange on which a security is principally traded closes early, if trading in a particular security was halted during the day and did not resume prior to the valuation time or when investing in restricted or private placement securities with no readily available market price).

Valuing Foreign Securities

      Securities that are traded on a foreign stock exchange (and that are not listed on a recognized domestic stock exchange or traded on the domestic over-the-counter market) are generally valued at the official closing price on the principal stock exchange on which they are traded. In the event that closing prices are not available for such foreign securities, such securities are generally valued at the last sales price occurring prior to the closing of its principal foreign exchange. If a security is valued in a currency other than U.S. dollars, the value will be converted to U.S. dollars using the most recent exchange rate prior to the valuation time provided by the Fund’s independent pricing service. With respect to securities that are primarily listed on foreign exchanges, the value of the Fund’s portfolio securities may change on days when you will not be able to purchase or sell your shares.

      Notwithstanding the foregoing, if an event has occurred after the relevant foreign market has closed but prior to the valuation time that is likely to materially affect the Fund’s NAV (i.e., a “significant event”), the security will be fair valued by the Advisor, using pricing procedures for the Fund that have been approved by the Board. Examples of potentially significant events that could materially impact the Fund’s NAV include, but are not limited to, company specific announcements, significant market volatility, natural disasters, armed conflicts and significant governmental actions. The primary objective of fair value pricing with respect to foreign securities is to minimize the possibilities for time-zone arbitrage.

Accounts Opened Through a Service Organization

      You may purchase or sell Fund shares through an account you have with a financial intermediary (your “Service Organization”).  Your Service Organization may charge transaction fees on the purchase and/or sale of Fund shares and may require different minimum initial and subsequent investments than Westcore Funds require.  Service Organizations may also impose additional charges and restrictions, earlier cut-off times or different transaction policies and procedures, including more or less stringent policies, with respect to charging redemption fees from those applicable to shareholders that invest in Westcore Funds directly. Shareholders investing through Service Organizations should inquire about such policies prior to investing. The Service Organization, rather than you, may be the shareholder of record of your Fund shares.  The Westcore Funds are not responsible for the failure of any Service Organization to carry out its obligations to its customers.

      Certain Service Organizations may charge networking and/or omnibus account fees with respect to transactions in the Funds that are processed through the National Securities Clearing Corporation (“NSCC”) or similar systems. These fees may be paid by the Funds either directly to the Service Organizations or to the Administrators, which they use to reimburse the Service Organizations.

A Service Organization may receive fees from the Trust or the Advisor for providing services to the Trust or its shareholders. Such services may include, but are not limited to, shareholder assistance and communication, transaction processing and settlement, account set-up and maintenance, tax reporting and accounting. In certain cases, a Service Organization may elect to credit against the fees payable by its customers all or a portion of the fees received from the Trust or the Advisor with respect to their customers’ assets invested in the Trust.  Payments made by the Advisor are predominantly based on current assets serviced by the Service Organization, but they may be based on other measures, such as number of participants in a retirement plan.  The amount of these payments as determined from time to time by the Advisor may be substantial, and may differ for different Service Organizations depending on service levels, depth of relationship and product.  The Advisor may also share certain marketing expenses with, or pay for or sponsor informational meetings, seminars or client appreciation events for such Service Organizations or financial intermediaries using such Service Organizations to raise awareness of the Fund. The receipt (or prospect of receiving) payments described above may provide a Service Organization, its salespersons or financial intermediaries using such Service Organizations with an incentive to favor sales of Fund shares over sales of other mutual funds (or non-mutual fund investments) with respect to which the financial intermediary does not receive such payments or receives payments in lower amounts. These payment arrangements will not, however, change the price an investor pays for shares or the amount that the Fund receives to invest on behalf of the investor. You should consider whether such arrangements exist when evaluating any recommendations of the Fund.

DISTRIBUTIONS AND TAXES

Distributions

      The Fund’s income from dividends and interest and any net realized short-term capital gains are paid to shareholders as income dividends.  The Fund realizes capital gains whenever it sells securities for a higher price than it paid for them.  Net realized long-term capital gains are paid to shareholders as capital gain dividends.  A dividend will reduce the NAV of the Fund share by the amount of the dividend on the ex-dividend date.

Distribution Schedule	Income Dividends	Capital Gains
Westcore Micro-Cap Opportunity Fund	Generally declared	Declared and paid
	and paid annually	at least annually and
generally in December

      When you open an account, all dividends and capital gains will be automatically reinvested in the distributing Fund unless you specify on your account application that you want to receive your distributions in cash or reinvest them in another Fund.  Income dividends and capital gain distributions will be reinvested without a sales charge at the NAV on the ex-dividend date.  You may change your distribution option at any time by mail to the appropriate address listed under “How to Contact Westcore Funds”, calling 1-800-392-CORE (2673), or online at www.westcore.com.

Taxes

Federal Taxes

      The Fund contemplates declaring as dividends each year all or substantially all of its taxable income, including its net capital gain (the excess of long-term capital gain over short-term capital loss).  Distributions attributable to the net capital gain of the Fund will be taxable to you as long-term capital gain, regardless of how long you have held your shares.  Other Fund distributions (other than exempt-interest dividends, discussed below) will generally be taxable either as ordinary income or, if so designated by the Fund, as “qualified dividend income” taxable to individual shareholders at a maximum fifteen percent (15%) tax rate, provided that the individual receiving the dividend satisfies certain holding period requirements.  The amount of distributions from the Fund that will be eligible for the lower rate, however, cannot exceed the amount of dividends received by the Fund that are qualifying dividends (i.e., dividends from U.S. corporations or certain qualifying foreign corporations).  Thus, to the extent dividends from a mutual fund are attributable to other sources, such as taxable interest, fees from securities lending transactions, most distributions from real estate investment trusts, section 988 transactions, and short term capital gains, such dividends will not be eligible for the lower rate.  Nonetheless, if at least ninety-five percent (95%) of the Fund’s “gross income” is from qualifying dividends, then one hundred percent (100%) of its distributions will be eligible for the lower rate.  For these purposes, the Fund’s gross income does not include gain from the disposition of stock or securities except to the extent the net short-term capital gain from such sales exceeds the net long-term capital loss from such sales.  You will be subject to income tax on Fund distributions regardless of whether they are paid in cash or reinvested in additional shares.  You will be notified annually of the tax status of distributions paid to you.

      You should note that if you purchase shares just before a distribution, the purchase price will reflect the amount of the upcoming distribution.  You will incur taxes on the entire amount of the distribution received, even though, as an economic matter, you did not participate in these gains and the distribution simply constitutes a return of your initial investment.  This is known as “buying into a dividend.”

      You will recognize taxable gain or loss on a sale, exchange or redemption of your shares, including an exchange for shares of another Westcore Fund, based on the difference between your tax basis in the shares and the amount you receive for them.  To aid in computing your tax basis, you generally should retain your account statements for the periods during which you held shares. Generally, this gain or loss will be long-term or short-term depending on whether your holding period for the shares exceeds 12 months, except that any loss realized on shares held for six months or less will be treated as a long-term capital loss to the extent of any capital gain dividends that were received on the shares.  Additionally, any loss realized on a sale or redemption of shares of the Fund may be disallowed under “wash sale” rules to the extent the shares disposed of are replaced with other shares of the same Fund within a period of 61 days beginning 30 days before the shares are disposed of, such as pursuant to a dividend reinvestment in shares of the Fund.  If disallowed, the loss will be reflected in an adjustment to the basis of the shares acquired.

One major exception to these tax principles is that distributions on, and sales, exchanges and redemptions of, shares held in an IRA (or other tax-qualified plan) are not currently taxable.

      The Fund’s dividends that are paid to its corporate shareholders and are attributable to qualifying dividends the Fund receives from U.S. domestic corporations may be eligible, in the hands of the corporate shareholders, for the corporate dividends-received deduction, subject to certain holding period requirements and debt financing limitations.

      If you receive an exempt-interest dividend with respect to any share and you hold the share for six months or less, any loss on the sale or exchange of the share will be disallowed to the extent of such dividend amount.

      It is expected that the Fund may be subject to foreign withholding taxes with respect to dividends or interest received from sources in foreign countries.  Generally, the Fund may make an election to treat a proportionate amount of such taxes as constituting a distribution to each shareholder, which would allow each shareholder either (1) to credit such proportionate amount of taxes against U.S. federal income tax liability or (2) to take such amount as an itemized deduction.

      The foregoing is only a summary of certain tax considerations under current law, which may be subject to change in the future.  Shareholders who are nonresident aliens, foreign trusts or estates, or foreign corporations or partnerships may be subject to different United States federal income tax treatment.  You should consult your tax adviser for further information regarding federal, state, local and/or foreign tax consequences relevant to your specific situation.

State and Local Taxes

Shareholders may also be subject to other state and local taxes on distributions and redemptions.  State income taxes may not apply, however, to the portions of each Fund’s distributions, if any, that are attributable to interest on federal securities or interest on securities of the particular state or localities within the state.  Shareholders should consult their tax advisers regarding the tax status of distributions in their state and locality.

MANAGEMENT OF THE FUND

Board of Trustees

      The business and affairs of the Fund are managed under the direction of the Trust’s Board.  The SAI contains information about the Board.

Investment Advisor

      Denver Investment Advisors LLC (the “Advisor”), with principal offices at 1225 17th Street, 26th Floor, Denver, Colorado,  80202, serves as the investment advisor to the Fund.  The Advisor was originally founded in 1958 as a wholly owned subsidiary of a regional bank and was organized in 1994 as a management-owned Colorado limited liability company.  As of April 30, 2008, it had approximately $9.4 billion in assets under active management, including approximately $2.6 billion for fourteen investment company portfolios.

      The Advisor provides a continuous investment program for the Fund, including investment research and management.  The Advisor makes investment decisions for the Fund and places orders for all purchases and sales of the Fund’s portfolio securities.

Management Expenses

      The contractual advisory fees are set at 1.00% of the Fund’s average daily net assets.  The Fund has not completed its first fiscal year; therefore, no information is required regarding the actual advisory fees. Additional information regarding the basis for the Board’s approval of the investment advisory agreement for the Fund is available in the Fund’s Annual or Semi-Annual Report to shareholders.

Investment Personnel

      For additional information regarding Investment Personnel compensation, other accounts managed and ownership of securities in the Fund, please see the SAI.

The Fund is managed by Mr. Kris B. Herrick, CFA, Director of Value Research, Mr. Paul A. Kuppinger, CFA, and Mr. Jon K. Tesseo (the “Team”). These individuals are primarily responsible for the day-to-day management of the Fund, including the development and ongoing application of the Advisor’s proprietary quantitative model.

Portfolio Managers

Kris B. Herrick, CFA, a Vice President of Denver Investment Advisors is Director of Value Research with the Equity Value Research Team responsible for co-managing Westcore Blue Chip Fund and Westcore Small-Cap Opportunity Fund since October 1, 2002, Westcore Small-Cap Value Fund since December 13, 2004 and Westcore Micro-Cap Opportunity Fund since its inception.  Mr. Herrick has been a Research Analyst with Denver Investment Advisors since 2000.  Prior to joining Denver Investment Advisors, he was a Financial Services Analyst with Jurika & Voyles from 1997 to 2000.  Mr. Herrick has a total of 9 years of professional experience.

      Paul A. Kuppinger, CFA, a Vice President of Denver Investment Advisors, is a Quantitative Analyst with the Equity Value Research Team responsible for co-managing the Westcore Micro-Cap Opportunity Fund since its inception. Prior to joining Denver Investment Advisors in 2006, Mr. Kuppinger was a principal at Rocky Mountain Wealth Advisors since 2004 following a year of consulting as a self-proprietor in 2003. Prior to this he has held various positions in the wealth management business at CPFA, Curian Capital, Prima Capital and KPMG Investment Advisory Practice. Mr. Kuppinger has a total of 18 years of professional experience.

      Jon K. Tesseo, a Vice President of Denver Investment Advisors, is a Quantitative Analyst with the Equity Value Research Team responsible for co-managing the Westcore Micro-Cap Opportunity Fund since its inception. Prior to joining Denver Investment Advisors in 2008, he was an Investment Director at OmniWealth Ltd. since June 2007. Prior to that, he held Portfolio Manager/research positions at Oak Research, Inc. (April 2004-June 2007), Harris Investment Management (August 1999-April 2004) and Navellier & Associates (April 1991-August 1999). He began his career with Lotus Development, Inc. Mr. Tesseo has a total of 20 years of professional experience.

Co-Administrators

      ALPS Fund Services, Inc. (“ALPS”) and Denver Investment Advisors serve as co-administrators (“Administrators”) to the Fund and receive fees in such capacity.  Pursuant to separate agreements, ALPS has agreed to maintain the financial accounts and records of the Fund, to compute the net asset value and certain other financial information relating to the Fund and provide transfer agency services to the Fund.

Where to Find More Information

More Fund information is available to you upon request and without charge:

Annual and Semi-Annual Report

The Annual and Semi-Annual Reports provide additional information about the Fund’s investments, performance and portfolio holdings.  The Annual Report also contains a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during the last fiscal year.

Statement of Additional Information (SAI)

The SAI includes additional information about the Funds’ investment policies, organization and management.  It is legally part of this Prospectus (it is incorporated by reference).

Investors can get free copies of the Fund’s Annual Report, Semi-Annual Report or SAI.  They may also request other information about the Funds and make shareholder inquiries.

Write to:	Westcore Funds
1290 Broadway
Suite 1100
Denver, CO 80203

By phone:	1-800-392-CORE (2673)

Web:	www.westcore.com

Information about the Fund (including the Fund’s SAI) can be reviewed and copied at the Securities and Exchange Commission’s Public Reference Room in Washington, DC.  Information about the operation of the Public Reference Room may be obtained by calling the SEC at 1-202-942-8090.  Reports and other information about the Funds are available on the EDGAR Database on the SEC’s Internet site at www.sec.gov.  Copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at publicinfo@sec.gov or by writing the Public Reference Section of the SEC, Washington, DC 20549-0102.

The Westcore Funds Investment Company Act File No. is 811-03373

Fund distributed by ALPS Distributors, Inc.

WESTCORE TRUST

Statement of Additional Information

for

Westcore Micro-Cap Opportunity Fund

June 23, 2008

            This Statement of Additional Information (“SAI”) is meant to be read in conjunction with the Fund’s prospectus dated June 23, 2008, as the same is revised from time to time (the “Prospectus”), and is incorporated by reference in its entirety into the Prospectus for the Fund.  Because this SAI is not itself a prospectus, no investment in shares of the Fund should be made solely based upon the information contained herein.  Copies of the Fund’s Prospectus may be obtained by calling 1-800-392-CORE (2673) or by writing ALPS Distributors, Inc. (“ADI”) at 1290 Broadway, Suite 1100, Denver, Colorado 80203.  Capitalized terms used but not defined herein have the same meanings as in the Prospectus.

TABLE OF CONTENTS

Page

THE TRUST..........................................................................................................................................................	1
INVESTMENT LIMITATIONS..........................................................................................................................	1
TYPES OF INVESTMENTS AND ASSOCIATED RISKS..............................................................................	3
PORTFOLIO TURNOVER & BROKERAGE.....................................................................................................	19
NET ASSET VALUE............................................................................................................................................	21
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION...........................................................	21
DESCRIPTION OF SHARES...............................................................................................................................	25
ADDITIONAL INFORMATION CONCERNING TAXES..............................................................................	27
MANAGEMENT OF THE FUND.......................................................................................................................	30
CUSTODIAN, TRANSFER AGENT AND BOOKKEEPING AND PRICING AGENT.................................	39
PORTFOLIO MANAGERS .................................................................................................................................	40
EXPENSES..............................................................................................................................................................	42
DISCLOSURE OF FUND PORTFOLIO HOLDINGS.........................................................................................	42
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS......	44
COUNSEL...............................................................................................................................................................	44
CODES OF ETHICS...............................................................................................................................................	44
PROXY VOTING POLICIES AND PROCEDURES...........................................................................................	44
ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS.................................................	44
MISCELLANEOUS...............................................................................................................................................	48
APPENDIX A – DESCRIPTION OF SECURITIES RATINGS........................................................................	A-1
APPENDIX B – SUMMARY OF DENVER INVESTMENT ADVISORS LLC
PROXY VOTING POLICY....................................................................................................................................	B-1

- i -

THE TRUST

            The Westcore Trust (the “Trust”) is a Massachusetts business trust which was organized on December 10, 1985 as an open-end management investment company.  The Trust’s predecessor was originally incorporated in Maryland on January 11, 1982.

            The Trust is authorized to issue separate classes of shares representing interests in separate investment portfolios.  This SAI pertains to the Westcore Micro-Cap Opportunity Fund. For Information concerning any other investment portfolios offered by the Trust, contact ADI at 1290 Broadway, Suite 1100, Denver, Colorado 80203 or call 1-800-392-CORE (2673).

INVESTMENT LIMITATIONS

            The Prospectus for the Fund describes the Fund’s investment objectives.  The following information supplements and should be read in conjunction with the description of the investment objective, principal strategies and risks for the Fund in the Prospectus. The Fund is a  diversified portfolio of the Trust.

            The following investment limitations are “fundamental” limitations, unless otherwise noted, which means the Fund may not change any of them without the approval of a majority of the holders of the Fund’s outstanding shares (as defined under “Miscellaneous” below). Unless expressly stated in the Prospectus or the SAI, the other investment restrictions contained in the Prospectus or SAI are not fundamental limitations.

The Fund may not:

1.      except to the extent permitted by the Investment Company Act of 1940, as amended (the “1940 Act”), the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, and as such statute, rules, regulations or orders may be amended from time to time,  purchase securities of any one issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in the securities of such issuer, or more than 10% of the issuer’s outstanding voting securities would be owned by the Fund or the Trust, except that up to 25% of the value of the Fund’s total assets may be invested without regard to these limitations;

2.      purchase or sell real estate, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.  The Fund may also purchase and sell securities of issuers that deal in real estate and may purchase and sell securities that are secured by interests in real estate;

3.       act as an underwriter of another company’s securities, except to the extent that the Fund may be deemed an underwriter within the meaning of the Securities Act of 1933, as amended (the “Securities Act”) in connection with the purchase and sale of securities owned by the Fund;

1

4.        borrow money or issue senior securities, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time. As a non-fundamental investment limitation, the Fund may not borrow money or issue senior securities, except that each Fund may borrow from banks and enter into reverse repurchase agreements for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Fund’s total assets at the time of such borrowing.  No Fund will purchase securities while its borrowings (including reverse repurchase agreements) in excess of 10% of its total assets are outstanding.  Securities held in escrow or separate accounts in connection with a Fund’s investment practices described in this SAI or the Prospectus are not deemed to be pledged for purposes of this limitation;

5.        make loans, except to the fullest extent permitted by the 1940 Act, the rules and regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, and orders may be amended from time to time;

6.        purchase or sell commodities, commodities contracts, futures contracts, options or forward contracts, except to the fullest extent permitted by the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time; and

7.        concentrate investments in a particular industry or group of industries as concentration is defined under the 1940 Act, the rules or regulations thereunder or applicable orders of the SEC, and any applicable exemptive relief, as such statute, rules, regulations, or orders may be amended from time to time.

For the purposes of limitation No. 5, permissible lending activities include the lending of portfolio securities subject to and in accordance with policies adopted by the Board of Trustees.

For the purposes of limitation No. 7, the Trust currently intends to use the Bloomberg Industry Subgroups classification titles. The Trust may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the Trust does not assign a classification. In light of the current state of these regulatory requirements, each Fund does not concentrate 25% or more of its total assets in any particular industry or group.

If a percentage limitation or other statistical requirement is met at the time a Fund makes an investment, a later change in the percentage because of a change in the value of the Fund’s portfolio securities generally will not constitute a violation, except for the limits on borrowing and illiquid investments.

2

TYPES OF INVESTMENTS AND ASSOCIATED RISKS

The Fund’s principal investment strategies and risks are described in the Fund’s Prospectus.  The following details the types of investments and certain strategies and risks that may apply to the Fund. The Fund reserves the right to invest in other types of securities not described herein as long as they are not precluded by policies discussed elsewhere in the prospectus and/or this SAI.

Equity Securities

Equity securities generally include common stocks, preferred stocks, securities convertible into common or preferred stocks, warrants to purchase common or preferred stocks and depositary receipts or foreign equivalents of common or preferred stocks.

Common stocks represent shares of ownership in a company and usually carry voting rights but no guarantee of dividend payments. Preferred stocks generally pay dividends at a specified rate and have preference over common stock in the payment of dividends and liquidation. Preferred stocks generally do not carry voting rights.

Convertible securities are preferred stocks or bonds that pay a fixed dividend or interest payment and are convertible into common stock at a specified price or conversion ratio.

Warrants are securities, typically issued with preferred stock or bonds, which give the holder the right to buy a proportionate amount of common stock at a specified price. The specified price is usually higher than the market price at the time of issuance of the warrant. The right may last for a period of weeks, months or years or indefinitely.

Derivative Instruments

The term derivative covers a wide number of investments, but in general it refers to any financial instrument whose value is derived, at least in part, from the price of another security or a specified index, asset or rate.  Derivatives include, but are not limited to, options, futures and options on futures (see additional disclosure below).

The risks associated with the use of derivatives are different from, and may be greater than, the risks associated with investing in the underlying asset, index or security on which the derivative is based. Derivatives are highly specialized instruments that require investment and analysis techniques different from those associated with standard securities. Using derivatives requires an understanding not only of the underlying asset, index or interest rate, but of the derivative instrument itself, without the benefit of observing the performance of the derivative under all potential market conditions. The Fund, as described in more detail below, may invest in various types of derivatives for the purpose of hedging, risk management, seeking to reduce transaction costs, or otherwise seeking to add value to the Fund. However, there is no guarantee that a particular derivative strategy will meet these objectives. The Fund will not use derivatives solely for speculative purposes.

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In addition to the risks associated with specific types of derivatives as described below, derivates may be subject to the following risks: (1) Counterparty risk: the risk of loss due to the failure of the other party to the contract to make required payments or otherwise comply with contract terms; (2) Liquidity risk: the risk that a portfolio may not be able to purchase or sell a derivative at the most advantageous time or price due to difficulty in finding a buyer or seller; (3) Pricing or Valuation risk: the risk that a derivate may not be correctly priced within a portfolio due to the fluctuating nature of the underlying asset, index or rate; 4) Correlation Risk: the risk that the fluctuations in value of a derivate will not correlate perfectly with that of the underlying asset, index or rate; and (5) gains and losses on investments in options and futures depend on the Advisor’s ability to correctly predict the direction of securities prices, interest rates and other economic factors.

The SEC takes the position that transactions that are functionally similar to borrowings or that create leverage exposures can be viewed as issuances of “senior securities” by a Fund. To prevent such transactions being viewed as “senior securities” subject to the Investment Company Act of 1940 prohibition, a Fund may (1) maintain an offsetting investment; (2) segregate liquid assets equal to the value of the Fund’s potential exposure under the leveraged transactions; or (3) maintain other “cover” for the transaction as provided by SEC guidance. Fund transactions subject to the “senior security” prohibition are marked –to-market daily to assure that liquid assets equal to the potential exposure created by these transactions are maintained. These “cover” requirements may require that securities be sold or purchased in adverse market conditions. Further, maintaining segregated assets to cover “senior securities” transactions may result in such securities being unavailable for other investment purposes or to satisfy redemptions.

Futures.  Futures contracts are contracts that provide for the sale or purchase of a specified financial instrument or currency at a future time at a specified price.  An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time.  A futures contract may be based on interest rates, various securities (such as U.S. government securities or a single stock (“security future”)), securities indices (“stock index future”), foreign currencies, and other financial instruments and indices.  The Fund may engage in futures transactions on both U.S. and foreign exchanges.

Futures contracts entered into by the Fund (other than single stock futures and narrow based security index futures) are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, exempt boards of trade or electronic trading facilities that are licensed and/or regulated to varying degrees by the Commodity Futures Trading Commission (“CFTC”) or, with respect to certain funds, on foreign exchanges.  Single stock futures and narrow based security index futures are traded either over the counter or on trading facilities such as contract markets, derivatives transaction execution facilities, and electronic trading facilities that are licensed and/or regulated to varying degrees by both the CFTC and the SEC or, with respect to certain funds, on foreign exchanges.  A clearing corporation associated with the exchange or trading facility on which futures are traded guarantees that, if still open, the sale or purchase will be performed on the settlement date.

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Neither the CFTC, National Futures Association, SEC nor any domestic exchange regulates activities of any foreign exchange or boards of trade, including the execution, delivery and clearing of transactions, or has the power to compel enforcement of the rules of a foreign exchange or board of trade or any applicable foreign law.  This is true even if the exchange is formally linked to a domestic market so that a position taken on the market may be liquidated by a transaction on another market.  Moreover, such laws or regulations will vary depending on the foreign country in which the foreign futures or foreign options transaction occurs.  For these reasons, persons who trade foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC’s or SEC’s regulations and other federal securities laws and regulations and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange.  In particular, the Fund’s investments in foreign futures or foreign options transactions may not be provided the same protections in respect of transactions on United States futures exchanges.

The Fund may invest in aggregate up to 5% of the Fund’s assets in initial margin deposits and premiums paid for related options, expect in cases where the transaction is intended for hedging purposes, in which all other “cover” requirements will be maintained.

            Security Futures Contracts.  The Fund may purchase and sell futures contracts for individual securities in order to seek to increase total return or to hedge against changes in securities prices.  When securities prices are falling, the Fund can seek, by selling security futures contracts, to offset a decline in the value of its current portfolio securities.  When securities prices are rising, the Fund can attempt, by purchasing security futures contracts, to secure better prices than might later be available in the market when it effects anticipated purchases.  For example, the Fund may take a “short” position in the futures market by selling futures contracts to seek to hedge against an anticipated decline in market prices that would adversely affect the dollar value of the Fund’s portfolio securities.  On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the prices then available in the applicable market to be less favorable than prices that are currently available.

            Although under some circumstances prices of securities in the Fund’s portfolio may be more or less volatile than prices of such futures contracts, the Advisor will attempt to estimate the extent of this volatility difference based on historical patterns and compensate for any such differential by having the Fund enter into a greater or lesser number of futures contracts or by attempting to achieve only a partial hedge against price changes affecting the Fund’s securities portfolio.  When hedging of this character is successful, any depreciation in the value of portfolio securities will be substantially offset by appreciation in the value of the futures position.  On the other hand, any unanticipated appreciation in the value of the Fund’s portfolio securities would be substantially offset by a decline in the value of the futures position.

            Stock Index Futures Contracts.  A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included.  Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor’s 500 or the New York Stock Exchange Composite Index.  In contrast, there are also futures contracts on narrower market indexes, such as the Standard & Poor’s 100 or indexes based on an industry or market segment, such as oil and gas stocks.

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            The Fund will sell index futures contracts in order to offset a decrease in market value of its securities that might otherwise result from a market decline.  The Fund may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold.  Conversely, the Fund will purchase index futures contracts in anticipation of purchases of securities.  In a substantial majority of these transactions, the Fund will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

            In addition, the Fund may utilize stock index futures contracts in anticipation of changes in the composition of its holdings.  For example, in the event that the Fund expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group.  The Fund may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of its portfolio will decline prior to the time of sale.

            Futures Contracts on Foreign Currencies.  To the extent the Fund invests in foreign securities, it may purchase and sell futures contracts on foreign currencies in order to seek to increase total return or to hedge against changes in currency exchange rates.  A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars.  Foreign currency futures may be used by the Fund to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multinational transactions.  For example, the Fund may take a “short” position to seek to hedge against an anticipated decline in currency exchange rates that would adversely affect the dollar value of the Fund’s portfolio securities.  On other occasions, the Fund may take a “long” position by purchasing such futures contracts, for example, when it anticipates the purchase of a particular security when it has the necessary cash, but expects the currency exchange rates then available in the applicable market to be less favorable than rates that are currently available.

            Margin Payments.  Unlike when the Fund purchases or sells a security, no price is paid or received by the Fund upon the purchase or sale of a futures contract.  Initially, the Fund will be required to deposit with the broker or in a segregated account with the Fund’s custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract.  This amount is known as initial margin.  The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions.  Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract that is returned to the Fund upon termination of the futures contract assuming all contractual obligations have been satisfied.  Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instrument fluctuates making the long and short positions in the futures contract more or less valuable, a process known as “marking-to-market.”  For example, when the Fund has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Fund will be entitled to receive from the broker a variation margin payment equal to that increase in value.  Conversely, where the Fund has purchased a futures contract and the price of the futures contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Fund would be required to make a variation margin payment to the broker.  At any time prior to expiration of the futures contract, Denver Investment Advisors may elect to close the position by taking an opposite position, subject to the availability of a secondary market, that will operate to terminate the Fund’s position in the futures contract.  A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a loss or gain.

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Options

The Fund may purchase put and call options and may write covered call and secured put options issued by the Options Clearing Corporation that are listed on a national securities exchange. Such options may relate to particular securities or to various stock or bond indexes, except that the Fund may not write covered call options on an index.

A put option gives the buyer the right to sell, and the writer the obligation to buy, the underlying security at the stated exercise price at any time prior to the expiration date of the option.  Writing a secured put option means that the Fund maintains in a segregated account with its custodian cash or U.S. Government securities in an amount not less than the exercise price of the option at all times during the option period.  A call option gives the buyer the right to buy the underlying security at the stated exercise price at any time prior to the expiration of the option.  Writing a covered call option means that the Fund owns or has the right to acquire the underlying security, subject to call at the stated exercise price at all times during the option period.  Options involving securities indices provide the holder with the right to make or receive a cash settlement upon exercise of the option based on movements in the index.

Options purchased by the Fund will not exceed 5% of its net assets and options written by the Fund will not exceed 25% of its net assets.

In order to close out call or put option positions, the Fund will be required to enter into a “closing purchase transaction” – the purchase of a call or put option (depending upon the position being closed out) on the same security with the same exercise price and expiration date as the option that it previously wrote.  When a portfolio security subject to a call option is sold, the Fund will effect a closing purchase transaction to close out any existing call option on that security.  If the Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security until the option expires or the Fund delivers the underlying security upon exercise.

By writing a covered call option, the Fund forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents a profit.  In addition, the Fund is not able to sell the underlying security until the option expires or is exercised or the Fund effects a closing purchase transaction by purchasing an option of the same series.  If the Fund writes a secured put option, it assumes the risk of loss should the market value of the underlying security decline below the exercise price of the option.  The use of covered call and secured put options will not be a primary investment technique of the Fund.  If the Advisor is incorrect in its forecast for the underlying security or other factors when writing options, the Fund would be in a worse position than it would have been had the options not been written.

In contrast to an option on a particular security, an option on an index provides the holder with the right to make or receive a cash settlement upon exercise of the option.  The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

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When the Fund purchases a put or call option, the premium paid by it is recorded as an asset of the Fund.  When the Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund’s statement of assets and liabilities as a deferred credit.  The amount of this asset or deferred credit will be subsequently marked-to-market to reflect the current value of the option purchased or written.  The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices.  If an option purchased by the Fund expires unexercised, the Fund realizes a loss equal to the premium paid.  If the Fund enters into a closing sale transaction on an option purchased by it, the Fund will realize a gain if the premium received by the Fund on the closing transaction is more than the premium paid to purchase the option, or a loss if it is less.  If an option written by the Fund expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated.  If an option written by the Fund is exercised, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.  Options with no active secondary market will be included in the calculation of the Fund’s illiquid assets.

Options on Futures Contracts

            The Fund may purchase options on the futures contracts described above.  A futures option gives the holder, in return for the premium paid, the right to buy (call) from or sell (put) to the writer of the option a futures contract at a specified price at any time during the period of the option.  Upon exercise, the writer of the option is obligated to pay the difference between the cash value of the futures contract and the exercise price.  Like the buyer or seller of a futures contract, the holder, or writer, of an option has the right to terminate its position prior to the scheduled expiration of the option by selling, or purchasing, an option of the same series, at which time the person entering into the closing transaction will realize a gain or loss.

            Investments in futures options involve some of the same considerations that are involved in connection with investments in futures contracts (for example, the existence of a liquid secondary market).  In addition, the purchase or sale of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.  Depending on the pricing of the option compared to either the futures contract upon which it is based, or upon the price of the securities being hedged, an option may or may not be less risky than ownership of the futures contract or such securities.  In general, the market prices of options can be expected to be more volatile than the market prices on the underlying futures contract.  Compared to the purchase or sale of futures contracts, however, the purchase of call or put options on futures contracts may frequently involve less potential risk to the Fund because the maximum amount at risk is the premium paid for the options (plus transaction costs).  The writing of an option on a futures contract involves risks similar to those risks relating to the sale of futures contracts.

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Investments with Non-U.S. Exposure

            The Fund’s investments may be in securities that are issued by non-U.S. domiciled issuers, non-U.S. traded securities, securities of issuers directly or indirectly exposed to the risks associated with non-U.S. countries including emerging markets, and/or U.S. traded and non-U.S. traded depositary receipts.  A single investment may be classified under more than one of these categories, each of which entails consideration of certain risk factors that may have an adverse impact on the Fund’s performance.

Non-U.S. Issuers.  Westcore Funds defines “non-U.S. issuers” as foreign governments (or any political subdivision, agency, authority or instrumentality of such government) or if the issuer is organized under the laws of a non-U.S. country.

There may be less publicly available information about non-U.S. issuers than U.S. issuers.  Non-U.S. issuers may not be subject to accounting, auditing and financial reporting standards, requirements and practices comparable to those applicable to U.S. issuers.  Non-U.S. issuers may be subject to rules and regulations, including taxation, that differ significantly from those that apply to U.S. issuers.

In addition, there may be less government regulation of non-U.S. issuers than those issuers domiciled in the United States, and the legal remedies for investors in non-U.S. domiciled issuers may be more limited than the remedies available to those issuers domiciled in the United States.  Furthermore, with respect to certain foreign countries, there are risks of political, economic or social instability or diplomatic developments which could adversely affect investments in companies domiciled in those countries.  For example, securities of companies domiciled in certain countries are subject to political instability, which may result in potential revolts and the confiscation of assets by governments.  These companies may also be subject to greater risk of expropriation of private industry and, thus, a partial or total loss of the Fund’s investment in such securities.

Non-U.S. Traded Securities.  Westcore Funds defines “non-U.S. traded securities” as those securities of U.S. issuers and non-U.S. issuers that trade in foreign currency and/or exclusively on one or more exchanges located outside of the United States.  Non-U.S. traded securities may be subject to special risks associated with trading on a non-U.S. exchange and being denominated in a foreign currency.

The Fund may invest up to 10% of its assets in non-U.S. traded securities. There are risks and costs involved in investing in non-U.S. traded securities (including securities issued by foreign governments), which are in addition to the usual risks inherent in securities that trade on a U.S. exchange and are denominated in U.S. dollars.  Investments in non-U.S. traded securities may involve higher costs than investments in U.S. securities, including higher transaction costs as well as the imposition of additional taxes by foreign governments.  Non-U.S. traded securities may involve further risks associated with the level of currency exchange rates, less complete financial information about the issuer, less market liquidity and political instability, less government regulation, less public information, security registration requirements and less comprehensive security settlement procedures and regulations.  Future political and economic developments, and the possible establishment of exchange controls or the adoption of other governmental restrictions might adversely affect these securities.    These and other factors could make it difficult to effect transactions, potentially causing the Fund to experience losses or miss investment opportunities.

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Emerging Markets and Developing Countries.  The Fund may invest either directly or indirectly in countries with emerging markets and developing countries.  The risks associated with emerging market investments may be different from or greater than the risks associated with investing in developed countries.

Some of the currencies in emerging markets have experienced devaluations relative to the U.S. dollar, and major adjustments have been made periodically in certain of such currencies.  Developing countries may impose restrictions on the Fund’s ability to repatriate investment income or capital.  Even if there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the Fund.  Certain developing countries also may face serious currency exchange constraints.

In addition, there is generally less government supervision and regulation of exchanges, brokers, financial institutions, custodians and issuers in these countries than there is in the United States.

Governments of some developing countries exercise substantial influence over many aspects of the private sector.  In some countries, the government owns or controls many companies, including the largest in the country.  As such, government actions in the future could have a significant impact on economic conditions in developing countries in these regions, which could affect private sector companies, the Fund, and the value of its securities.  Furthermore, certain developing countries are among the largest debtors to commercial banks and foreign governments.  Trading in debt obligations issued or guaranteed by such governments or their agencies and instrumentalities involves a high degree of risk.

Depositary Receipts.  Investments in non-U.S. securities may be in the form of sponsored and unsponsored American Depositary Receipts (“ADRs”), European Depositary Receipts (“EDRs”), Global Depositary Receipts (“GDRs”) and similar securities (together, “depositary receipts”).  These securities may not be denominated in the same currency as the securities they represent.  ADRs are receipts typically issued by a United States bank or trust company and evidence ownership of underlying non-U.S. domiciled securities.  EDRs and GDRs are receipts issued by a non-U.S. bank or financial institution evidencing ownership of underlying U.S. or non-U.S. domiciled securities.   Depositary receipts that trade on a non-U.S. exchange, such as EDRs and GDRs, will be considered non-U.S. traded securities for purposes of the 10% investment limitation.

Unsponsored depositary receipts may be created without the participation of the foreign issuer.  Holders of these depositary receipts generally bear all of the costs of the depositary facility, whereas foreign issuers typically bear certain costs in a sponsored facility.  The bank or trust company depositary of an unsponsored depositary receipt may be under no obligation to distribute shareholder communications received from the foreign issuer or to pass through voting rights.  The lack of information may result in inefficiencies in the valuation of such instruments.

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            Investments in ADRs do not eliminate all of the risks of trading in non-U.S. domiciled and non-U.S. traded securities.  The market value of ADRs is dependent upon the market value of the underlying securities and fluctuations in the relative value of the currencies in which the depositary receipts and the underlying securities are quoted.  However, by investing in depositary receipts, such as ADRs, the Fund may avoid currency risks during the settlement period for purchases and sales.

Other Investments Potentially Affected By Foreign Exposure.  Securities of certain companies that are domiciled in the United States and trade on a U.S. exchange but have significant operations or relationships in countries other than the United States may be subject to some or all of the risks described above, to the extent of such operations and relationships.

Foreign Currency Exchange Transactions

The Fund may buy and sell securities and receive amounts denominated in currencies other than the U.S. dollar, and may enter into currency exchange transactions from time to time.  The Fund will purchase foreign currencies on a “spot” or cash basis at the prevailing rate in the foreign currency exchange market or enter into forward foreign currency exchange contracts.  Under a forward currency exchange contract, the Fund would agree with a financial institution to purchase or sell a stated amount of a foreign currency at a specified price, with delivery to take place at a specified date in the future.  Forward currency exchange contracts establish an exchange rate at a future date and are transferable in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers.  These contracts generally have no deposit requirement and are traded at a net price without commission.  Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Fund’s portfolio securities or in foreign exchange rates or prevent loss if the prices of these securities should decline.  In addition, because there is a risk of loss to the Fund if the other party does not complete the transaction, these contracts will be entered into only with parties approved by the Board.

Forward foreign currency exchange contracts allow the Fund to hedge the currency risk of portfolio securities denominated in a foreign currency.  This technique permits the assessment of the merits of a security to be considered separately from the currency risk.  It is thereby possible to focus on the opportunities presented by the security apart from the currency risk.  Although these contracts are of short duration, generally between one and twelve months, they frequently are rolled over in a manner consistent with a more long-term currency decision.  Although foreign currency hedging transactions tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain that might be realized should the value of the hedged currency increase.  The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible because the future value of these securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures.  The projection of currency market movements is extremely difficult, and the successful execution of a hedging strategy is highly uncertain.

The Fund may maintain “short” positions in forward foreign currency exchange transactions whereby the Fund would agree to exchange currency that it currently did not own for another currency at a future date and at a specified price.  This would be done in anticipation of a decline in the value of the currency sold short relative to the other currency and not for speculative purposes.  In order to ensure that the short position is not used to achieve leverage with respect to the Fund’s investments, the Fund would establish with its custodian a segregated account consisting of cash or certain liquid high-grade debt securities equal in value to the market value of the currency involved.

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Investment Companies

The Fund may purchase securities issued by other investment companies. The Fund will limit its investments in accordance with restrictions imposed by the 1940 Act so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by any of the Funds; and (d) not more than 10% of the outstanding voting stock of any one closed-end investment company will be owned in the aggregate by the Funds. These restrictions do not apply to investments by the Funds in investment companies that are money market mutual funds to the extent that those investments are made in accordance with applicable exemptive rules or authority.

As a shareholder of another investment company, the Fund would bear, along with other shareholders, its pro rata portion of that company’s expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which the Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by Shareholders. The Funds’ investments in investment companies may include various exchange-traded funds (“ETFs”), subject to the Fund’s investment objective, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector.

ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry or sector. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Portfolio can generate brokerage expenses.

Master Limited Partnerships

            A master limited partnership is a limited partnership in which the ownership units are publicly traded. Master limited partnership units are registered with the SEC and are freely traded on a securities exchange or in the over-the-counter market. Master limited partnerships often own several properties or businesses (or own interests) that are related to real estate development and oil and gas industries, but they also may finance motion pictures, research and development and other projects. Generally, a master limited partnership is operated under the supervision of one or more managing general partners. Limited partners are not involved in the day-to-day management of the partnership.

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            The risks of investing in a master limited partnership are generally those involved in investing in a partnership as opposed to a corporation. For example, state law governing partnerships is often less restrictive than state law governing corporations. Accordingly, there may be fewer protections afforded investors in a master limited partnership than investors in a corporation. Additional risks involved with investing in a master limited partnership are risks associated with the specific industry or industries in which the partnership invests, such as the risks of investing in real estate, or oil and gas industries.

Additionally, since master limited partnerships generally conduct business in multiple states the Fund can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

Money Market Instruments

            The Fund may invest from time to time in “money market instruments” such as bank obligations, commercial paper and corporate bonds with remaining maturities of 397 days or less.

            Bank obligations include bankers’ acceptances, negotiable certificates of deposit and non-negotiable time deposits, including instruments issued or supported by the credit of U.S. or foreign banks.  Although the Fund will invest in obligations of foreign banks or foreign branches of U.S. banks only where the Advisor deems the instrument to present minimal credit risks, these investments nevertheless entail risks that are different from those of investments in domestic obligations of U.S. banks due to differences in political, regulatory and economic systems and conditions.  Investments in bank obligations are limited to the obligations of financial institutions having more than $1 billion in total assets at the time of purchase.  Investments in the obligations of foreign banks and foreign branches of U.S. banks will not exceed twenty percent and twenty-five percent respectively, of the Fund’s total assets at the time of purchase.

            Commercial paper is a short-term debt obligation with a maturity ranging from 1 to 270 days issued by banks, corporations and other borrowers.  Investments by the Fund in commercial paper and similar corporate obligations will consist of issues that are rated within the three highest Short-Term Credit Ratings as presented in Appendix A.

The Fund may invest in short-term funding agreements.  A funding agreement is a contract between an issuer and a purchaser that obligates the issuer to pay a guaranteed rate of interest on a principal sum deposited by the purchaser.  Funding agreements will also guarantee the return of principal and may guarantee a stream of payments over time.  A funding agreement may have either a fixed rate or variable interest rate that is based on an index and guaranteed for a set time period.  The Fund intend to invest only in funding agreements that have a put feature which may be exercised on seven days’ notice.

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Real Estate Investment Trusts (“REITs”)

            The Fund may invest in equity and/or debt securities issued by equity and mortgage REITs, which are real estate investment trusts.  Equity REITs invest directly in real property.  Mortgage REITs invest in mortgages on real property.

            REITs may be subject to certain risks associated with the direct ownership of real estate, including declines in the value of real estate, overbuilding and increased competition, increases in property taxes and operating expenses, and variations in rental income.  Generally, increases in interest rates will decrease the value of high-yielding securities and increase the costs of obtaining financing, which could decrease the value of these investments.  In addition, equity REITs may be affected by changes in the value of the underlying property owned by the trusts, while mortgage REITs may be affected by the quality of credit extended.  REITs are also heavily dependent on cash flow and are subject to the risk that borrowers may default.

            A pro rata portion of REIT fees and expenses will be borne by the Fund’s shareholders.  These fees and expenses are in addition to fees charged directly to the Fund in connection with their operations.

Repurchase Agreements

In a repurchase agreement, the Fund agrees to purchase portfolio securities subject to the seller’s agreement to repurchase them at a mutually agreed upon date and price. The Fund will enter into repurchase agreements only with financial institutions deemed to be creditworthy by the Advisor.  During the term of any repurchase agreement, the Advisor will monitor the creditworthiness of the seller and the seller must maintain the value of the securities subject to the agreement and held by the Fund as collateral at one hundred and one percent of the repurchase price.

Although the securities subject to repurchase agreements may bear maturities exceeding 13 months, the Fund does not presently intend to enter into repurchase agreements with deemed maturities in excess of seven days after notice by the Fund.  If, in the future, the  Fund was to enter into repurchase agreements with deemed maturities in excess of seven days, the Fund would do so only if such investment, together with other illiquid securities, did not exceed fifteen percent of the value of the Fund’s net assets.

The repurchase price under repurchase agreements entered into by the Fund generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the securities underlying the repurchase agreement).  Securities subject to repurchase agreements are held by the Fund’s custodian or in the Federal Reserve/Treasury book-entry system.

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Illiquid Securities

The Fund will not knowingly invest more than fifteen percent (15%) of the value of its net assets in securities that are illiquid.  The Fund considers illiquid securities to be those securities which the Advisor does not believe could be sold in an orderly transaction within seven business days.  Illiquid securities include certain securities that are not registered under the Securities Act (“restricted securities”), certain unrestricted securities with limited daily trading volume, as well as repurchase agreements, securities loans and time deposits that are not terminable within seven days and certain municipal leases.  A security’s illiquidity might prevent the sale of the security at a time when the Advisor might wish to sell.  The Fund may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.  In addition, these securities could have the effect of decreasing the overall level of the Fund’s liquidity.  Further, the lack of an established secondary market may make it more difficult to value illiquid securities.

Restricted securities will be subject to the 15% limitation unless the Advisor, under the supervision of the Board, determines that a liquid trading market exists.  However, there can be no assurance that a liquid market will exist for any security at a particular time.

Restricted securities may be purchased by institutional buyers under Rule 144A.  Therefore, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing these securities.

The Advisor monitors the liquidity of restricted securities in each of the Fund’s portfolios under the supervision of the Board.  In reaching liquidity decisions, the Advisor may consider the following factors, although such factors may not be determinative: (a) the unregistered nature of a 144A security; (b) the frequency of trades and quotes for the 144A security; (c) the number of dealers willing to purchase or sell the 144A security and the number of other potential purchasers; (d) dealer undertakings to make a market in the 144A security; (e) the nature of the 144A security and the nature of the marketplace trades (e.g., the time needed to dispose of the 144A security, the method of soliciting offers and the mechanics of the transfer); and (f) the trading markets for the 144A security.

Restricted Securities

The Fund may invest in restricted securities which are securities subject to legal or contractual restrictions on resale.  These may include private placements of equity securities issued by issuers who have outstanding, publicly traded equity securities of the same class (“private investment in public equity” or “PIPES”).  In many cases, PIPES are subject to contractual restrictions on resale.  As a result of the absence of a public trading market for the PIPES, they may be less liquid and more difficult to value than publicly traded securities. To the extent that privately placed securities may be resold in privately negotiated transactions, the prices realized from the sales, due to illiquidity, could be less than those originally paid by the Fund or less than their fair market value.  If any privately placed securities held by the Fund are required to be registered under the securities laws of one or more jurisdictions before being resold, the Fund may be required to bear the expenses of registration.  The Fund’s investments in PIPES may include investments in smaller, less seasoned issuers, which may involve greater risks. These issuers may have limited product lines, markets or financial resources or they may be dependent on a limited management group. In making investments in such securities, the Fund may obtain access to material nonpublic information, which may restrict the Fund’s ability to conduct portfolio transactions in such securities.  PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that registration will remain in effect.

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The Fund may also invest in restricted securities that can be offered and sold under Rule 144A of the Securities Act.  Rule 144A allows for a broader institutional trading market for securities otherwise subject to restriction on resale to the general public.  Rule 144A establishes a “safe harbor” from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers.  However, the purchase of restricted securities could have the effect of increasing the level of illiquidity of the Fund during periods that qualified institutional buyers become uninterested in purchasing these securities.  Thus, restricted securities will be subject to the 15% limitation on illiquid securities unless the Advisor, under the supervision of the Board, determines that a liquid trading market exists.   Additionally, from time to time and under certain market conditions, these deemed liquid restricted securities may be subsequently reviewed and deemed illiquid based on such market conditions.

Reverse Repurchase Agreements

The Fund may borrow for temporary purposes by entering into reverse repurchase agreements.  Under these agreements, the Fund sells portfolio securities to financial institutions and agrees to buy them back later at an agreed upon time and price. When the Fund enters into a reverse repurchase agreement, it maintains in a separate custodial account cash, U.S. Government obligations or other liquid high-grade debt obligations that have a value at least equal to the repurchase price.

Reverse repurchase agreements involve the risk of counterparty default and possible loss of collateral held by the counterparty. In addition, the value of portfolio securities the Fund sells may decline below the price it must pay when the transaction closes.  Reverse Repurchase Agreements also involve leveraging.  If the securities held by the Fund decline in value while these transactions are outstanding, the net asset value of the Fund’s outstanding shares will decline in value by proportionately more than the decline in value of the securities.

As reverse repurchase agreements are deemed to be borrowings by the SEC, the Fund is required to maintain continuous asset coverage of three hundred percent.  Should the value of the Fund’s assets decline below three hundred percent of borrowings, the Fund may be required to sell portfolio securities within three days to reduce the Fund’s debt and restore three hundred percent asset coverage.

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Rights Offerings and Warrants to Purchase

The Fund may participate in rights offerings and may purchase warrants.  These instruments are privileges enabling the owners to subscribe to and purchase a specified number of shares of the issuing corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration.  The purchase of rights or warrants involves the risk that the Fund involved could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the expiration of the rights and warrants.  Also, the purchase of rights or warrants involves the risk that the effective price paid for them, when added to the subscription price of the related security, may exceed the value of the subscribed security’s market price.  This could occur when there is no movement in the level of the underlying security.

Securities Lending

The Fund may lend its portfolio securities to institutional investors as a means of earning additional income.  Such loans must be continuously secured by certain liquid, high-grade collateral equal at all times to at least the market value of the securities loaned.  Securities loans will be made only to borrowers deemed by the Advisor to present minimal credit risks and when, in its judgment, the income to be earned from the loan justifies the possible risks.

When the Fund lends its securities, it continues to receive interest or dividends on the securities loaned and may simultaneously earn interest on the collateral received from the borrower or from the investment of cash collateral in readily marketable, high-quality, short-term obligations.  Cash collateral also may be invested in privately-placed interests in a trust or other entity, which may be affiliated, that invests solely in the instruments permitted for investment of cash collateral.  Such investments are further described under the caption “Securities Issued by Other Investment Companies; Other Entities Investing in Money Market Instruments.”  Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, these loans may be called at any time, including if a material event affecting the investment were to occur.

Collateral for such securities loans may include cash, securities of the U.S. Government, its agencies or instrumentalities or an irrevocable letter of credit issued by a bank that meets the investment standards of the Fund and whose securities are eligible for purchase under the objectives, policies and limitations of the Fund.

U.S. Government Obligations

            The Fund may invest in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.  Examples of the types of U.S. Government obligations that may be held by the Fund include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, Federal National Mortgage Association (“Fannie Mae”), General Services Administration, Central Bank for Cooperatives, Freddie Mac, Federal Intermediate Credit Banks and Maritime Administration.  Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the U.S. Treasury; others, such as those of Fannie Mae, are supported by the discretionary authority of the U.S. Government to purchase the agency’s obligations; still others, such as those of Freddie Mac, are supported only by the credit of the instrumentality.  No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

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When-Issued Purchases and Forward Commitments

The Fund may purchase or sell securities on a “when-issued” or “forward commitment” basis which involves a commitment by the Fund to purchase or sell particular securities with payment and delivery taking place at a future date.  Settlements in the ordinary course of business, which may take substantially more than three business days for non-U.S. securities, are not treated by the Fund as when-issued or forward commitment transactions, even though some of the risks described may be present in such transactions.  These transactions permit the Fund to lock in a price or yield on a security it owns or intends to purchase, regardless of future changes in interest rates.  The Fund would bear the risk, however, that the price or yield obtained in a transaction may be less favorable than the price or yield available in the market when the delivery occurs.  Because the Fund is required to hold and maintain in a segregated account until the settlement date cash, U.S. Government securities or liquid assets, in an amount sufficient to meet the purchase price, the Fund’s liquidity and ability to manage its portfolio might be affected during periods in which its commitments exceed 25% of the value of its assets.  The Fund does not intend to engage in when-issued purchases and forward commitments for speculative purposes.

When the Fund agrees to purchase securities on a when-issued basis or enters into a forward commitment to purchase securities, its custodian will set aside cash or certain liquid high-grade debt obligations equal to the amount of the purchase or the commitment in a separate account.  Normally, the Advisor will instruct the custodian to set aside U.S. Government securities or liquid assets to meet this requirement.  The market value of the separate account will be monitored and in the event of a decline, the Fund will be required to place additional assets in the separate account in order to ensure that the value of the account remains equal to the amount of the Fund’s commitments.  In the case of a forward commitment to sell portfolio securities, the Fund’s custodian will hold the portfolio securities themselves in a segregated account while the commitment is outstanding.

The Fund will enter into these transactions only with the intention of completing them and actually purchasing or selling the securities involved.  However, if deemed advisable as a matter of investment strategy, the Fund may dispose of or renegotiate a commitment after it is entered into, and may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date.  In these cases the Fund may realize a capital gain or loss.

When the Fund engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade.  Failure of the other party to do so may result in the Fund’s incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

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The value of the securities underlying a when-issued or forward commitment transaction, and any subsequent fluctuations in their value, are taken into account when determining the Fund’s net asset value starting on the day the Fund agrees to purchase the securities.  The Fund does not earn interest on the securities until they are paid for and delivered on the settlement date.  When the Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Fund’s assets, and fluctuations in the value of the underlying securities are not reflected in the Fund’s net asset value as long as the commitment remains in effect.

PORTFOLIO TURNOVER & BROKERAGE

            Denver Investment Advisors LLC (“Denver Investment Advisors” or the “Advisor”) serves as the investment adviser to the Fund pursuant to an investment advisory agreement (the “Advisory Agreement”).

            Subject to the general supervision of the Trust’s Board of Trustees (the “Board”) and the provisions of the Advisory Agreement, Denver Investment Advisors makes decisions with respect to and places orders for all purchases and sales of portfolio securities for the Fund. The Advisor is also responsible for selecting brokers to affect these transactions and the resulting portfolio turnover.

PORTFOLIO TURNOVER

The annualized portfolio turnover rate for the Fund is calculated by dividing the lesser of purchases or sales of portfolio securities for the year by the monthly average value of the portfolio securities.  The calculation excludes all securities, including options, that have maturities or expiration dates at the time of acquisition of one year or less.  Portfolio turnover may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemption of shares and by requirements which enable the Fund to receive favorable tax treatment.  Portfolio turnover will not be a limiting factor in making portfolio decisions, and the Fund may engage in short-term trading to achieve its investment objective.  A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs.  High portfolio turnover may result in the realization of substantial net capital gains.

BROKERAGE COMMISSIONS

            The Advisory Agreement provides that the Advisor will seek to obtain the best overall terms available in executing portfolio transactions and selecting brokers or dealers.  In assessing the best overall terms available for any transaction, the Advisor will consider all factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer, and the reasonableness of the commission, if any, both for the specific transaction and on a continuing basis.  In addition, the Advisory Agreement authorizes the Advisor to cause any of the Fund to pay a broker-dealer that furnishes “eligible” brokerage and research services under Section 28(e) of the Securities Exchange Act of 1934, as amended (“Research”), a higher commission than that charged by another broker-dealer for effecting the same transaction, provided that the Advisor in good faith determines that the commission is reasonable in relation to the value of the brokerage and/or research service provided (“Research Arrangement”).

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Research Arrangements generally can be categorized as either “proprietary” or “third party.” When the broker-dealer that executes a trade also provides the Advisor with internally generated research in exchange for one bundled per share commission price that Research Arrangement is referred to as “proprietary.” In a “third party” Research Arrangement, the executing broker provides independent Research generated by a third party in exchange for commission dollars.

Transactions on U.S. and international stock exchanges, and equity securities traded over-the-counter, involve the payment of negotiated brokerage commissions.  The Advisor typically pays 4 cents per share for domestic equity trades.  The cost of transactions executed on international stock exchanges is generally based on a percentage of the principal traded and may vary based on the market in which the security is traded. Typically, all of the commissions paid for executing equity trades on behalf of the Fund includes a Research Arrangement.

To constitute eligible “research services” such services must qualify as “advice,” “analyses,” or “reports.” To determine that a service constitutes research services, the Advisor must conclude that it reflects the “expression of reasoning or knowledge” relating to the value of securities, advisability of effecting transactions in securities or analyses, or reports concerning issuers, securities, economic factors, investment strategies, or the performance of accounts. To constitute eligible “brokerage services” such services must effect securities transactions and functions incidental thereto, and include clearance, settlement, and the related custody services. Additionally, brokerage services have been interpreted to include services relating to the execution of securities transactions. The Advisor may determine that a service has a mixed use (i.e., the service constitutes both a permissible research or brokerage service and an ineligible service).  When this occurs, the Advisor will reasonably allocate the cost of the service according to its use, so that the portion that assists in eligible research and brokerage services is obtained using portfolio commissions from the Fund, and the portion or specific component which provides other assistance (for example, administrative or non-research assistance) is paid for by the Advisor.

            Many over-the-counter issues, including corporate debt and government securities, may be traded without stated commissions, but the price includes an undisclosed commission or mark-up.  Securities purchased and sold by the Fund may be traded in the over-the-counter market on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument.  Transactions in the over-the-counter market may be principal transactions with dealers and the costs of such transactions involve dealer spreads rather than brokerage commissions.  With respect to over-the-counter transactions, the Advisor will normally deal directly with the dealers who make a market in the securities involved, except in those circumstances where better prices and execution terms are available elsewhere or as described below.  The cost of securities purchased from underwriters includes an underwriting commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer’s mark-up or mark-down.

            The Fund may participate, if and when practical, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group.  The Fund will engage in this practice, however, only when the Advisor, in its sole discretion, believes such practice to be otherwise in the Fund’s interests.

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Supplemental research information so received is in addition to, and not in lieu of, services required to be performed by the Advisor and does not reduce the advisory fees payable by the Fund.  The Board will periodically review the commissions paid by the Fund to consider whether the commissions paid over representative periods of time appear to be reasonable in relation to the benefits received by the Fund.  It is possible that certain eligible brokerage and research services received will primarily benefit one or more other investment companies or other accounts for which investment discretion is exercised by the Advisor.  Conversely, the Fund may be the primary beneficiary of the eligible brokerage and research services received as a result of portfolio transactions effected for such other account or investment company.

            The Fund may from time to time purchase securities issued by the Trust’s regular broker/dealers (as defined in Rule 10b-1 under the 1940 Act or their parent companies.

            Portfolio securities will not be purchased from or sold to (and savings deposits will not be made in and repurchase and reverse repurchase agreements will not be entered into with) the Advisor, ADI or an affiliated person (as the term is defined in the 1940 Act) acting as principal, except to the extent permitted by the SEC.  The Advisor will not enter into agreements, express or implied, with brokerage firms pursuant to which it would select a firm for execution as a means of remuneration for recommending us as an investment adviser, nor in connection with the distribution of mutual funds advised or sub-advised by the Advisor. However, portfolio transactions may be executed through broker-dealers that have made such a recommendation, if otherwise consistent with seeking the best overall terms available in executing portfolio transactions.

            The Advisor manages other accounts and these accounts may invest in the same securities as the Fund.  When a purchase or sale of the same security is made at substantially the same time on behalf of the Fund and another account, the Advisor may aggregate the securities to be sold or purchased for the Fund with those to be sold or purchased for other accounts in executing transactions.  In instances where the purchase or sale order for a single security cannot be aggregated across all clients, the Advisor maintains aggregation and allocation policies and procedures that the Advisor believes to be fair and equitable to all over the long term.  In some instances, this may adversely affect the price paid or received by the Fund or the size of the position obtained by or disposed of by the Fund.

NET ASSET VALUE

The net asset value per share of the Fund is calculated as set forth in the Prospectus.

ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

Shares in the Fund are sold on a continuous basis by ADI.

Shares of all Westcore Funds may be exchanged for shares of all other Westcore Funds.

The time at which transactions and shares are priced and the time by which orders must be received may be changed in case of an emergency or if regular trading on the New York Stock Exchange (“NYSE”) is stopped at a time other than 4:00 p.m. Eastern Time.  The Trust reserves the right to reprocess purchase, redemption and exchange transactions that were initially processed at a net asset value that is subsequently adjusted, and to recover amounts from (or distribute amounts to) shareholders accordingly based on the official closing net asset value.  In addition, the Fund may compute its net asset value as of any time permitted pursuant to any exemption, order or statement of the SEC or its staff.

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The Fund may redeem shares involuntarily if it appears appropriate to do so in light of its responsibilities under the 1940 Act or to reimburse the Fund for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder that is applicable to Fund shares as provided in the Fund’s Prospectus from time to time.

The Trust has filed an election pursuant to Rule 18f-1 under the 1940 Act which provides that each portfolio of the Trust is obligated to redeem shares solely in cash up to $250,000 or 1% of such portfolio’s net asset value, whichever is less, for any one shareholder within a 90-day period.  Any redemption beyond this amount may be made in proceeds other than cash. Shareholders who receive a redemption in kind may incur additional costs when they convert the securities or property received to cash and may receive less than the redemption value of their shares, particularly where the securities are sold prior to maturity.

On a business day when the NYSE closes early due to a partial holiday or otherwise, the Trust will advance the time at which purchase and redemption orders must be received in order to be processed on that business day. The Trust may suspend the right of redemption or postpone the date of payment for shares for more than seven days during any period when (a) trading in the markets the Fund normally utilizes is restricted, or an emergency, as determined by the rules and regulation of the SEC exists making disposal of the Fund’s investments or determination of its net asset value not reasonably practicable; (b) the NYSE is closed (other than customary weekend and holiday closings); or (c) the SEC by order has permitted such suspension.

The Trust has authorized one or more brokers to receive, on behalf of the Trust, purchase and redemption orders.  Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on the Trust’s behalf.  The Trust will be deemed to have received a purchase or redemption order when an authorized financial intermediary or, if applicable, a financial intermediary’s authorized designee, received the order.  Customers’ orders will be priced at the Fund’s net asset value computed after they are received by an authorized financial intermediary or the financial intermediary’s authorized designee.

Shares purchased by financial intermediaries on behalf of their customers will normally be held of record by the financial intermediaries and beneficial ownership of shares will be recorded by the financial intermediaries and reflected in the account statements provided to its customers.  Depending on the terms of the arrangement between a particular financial intermediary and the Trust’s transfer agent, confirmations of share purchases and redemptions and pertinent account statements will either be sent by the Trust’s transfer agent directly to a customer with a copy to the financial intermediary, or will be furnished directly to the customer by the financial intermediary.  Other procedures for the purchase of shares established by financial intermediaries in connection with the requirements of their customer accounts may apply.  Customers wishing to purchase shares through their financial intermediaries should contact such entities directly for appropriate purchase instructions.

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Retirement and Education Plans

Individual Retirement Accounts.  An Individual Retirement Account (“Traditional IRA”) is available under the Trust for individuals who have earned income (including earned income from self-employment) and their non-working spouses (for married couples filing jointly), who wish to use shares of the Fund as a funding medium to save for retirement.  Except for rollover contributions, an individual who has attained, or will attain, age 70½ before the end of the taxable year may only contribute to the Traditional IRA for his or her nonworking spouse who is under age 70½.  Traditional IRA contributions may be either deductible or nondeductible, depending on whether the individual and/or the individual’s spouse, if any, is a participant in a qualified plan and, if so, his or her income.  Earnings on amounts contributed to a Traditional IRA are not subject to federal income tax until distribution (with certain exceptions).  Distributions are included in gross income, except to the extent of any nondeductible contributions.  Distribution of an individual’s Traditional IRA assets before the individual attains age 59½ will (with certain exceptions) result in an additional 10% tax on the amount of the distribution that is included in the individual’s gross income.

A Roth Individual Retirement Account (“Roth IRA”) is also available under the Trust for individuals who have earned income and their non-working spouses, who wish to use shares of the Fund as a funding medium to save for retirement.  A single individual with adjusted gross income of up to $114,000 in 2007 may contribute to a Roth IRA (for married couples filing jointly, the adjusted gross income limit is $166,000 in 2007).  Individuals who are married and file separate income tax returns may not contribute to a Roth IRA.  Contributions may be made after the Roth IRA owner has attained age 70½, as long as the account owner or his or her spouse has earned income.  Contributions to a Roth IRA are not deductible.  “Qualified distributions” from a Roth IRA are not included in the taxpayer’s gross income and are not subject to the additional 10% early distribution tax.  To be a qualified distribution, the distribution may not be made before the end of the five year period beginning with the first tax year for which the individual made a contribution to any Roth IRA, and the distribution must be made either on or after the individual’s attainment of age 59 ½, or due to the individual’s disability, death or qualified first-time homebuyer expenses.  A non-qualified distribution will be subject to federal income tax to the extent that the distribution and all prior distributions from the individual’s Roth IRAs, less any amounts previously included in income, exceed his or her contributions to Roth IRAs.  A non-qualified distribution will also result in an additional 10% tax (with certain exceptions) on the amount of the distribution that is included in the individual’s gross income.

An individual may roll over, transfer or convert all or any portion of an existing Traditional IRA or Simplified Employee Pension (“SEP”) plan IRA (see below) into a Roth IRA, unless either the individual’s modified adjusted gross income (or the modified adjusted gross income of a married couple, filing jointly) is more than $100,000, or the individual is married and filing a separate tax return.  The balance in the individual’s Traditional IRA at the time of conversion will be treated as a distribution for income tax purposes and is includible in the individual’s gross income (except to the extent of any nondeductible Traditional IRA contributions).  The 10% additional tax will not apply.

Except for amounts converted to a Roth IRA and rollovers, the total annual contributions to an individual’s Traditional and Roth IRAs may not exceed the lesser of $4,000 in 2007 or 100% of the combined income of the individual and his or her spouse, if any (subject to certain adjustments).    Factors discussed above may further reduce an individual’s contribution limit.  An individual who has attained age 50 (or who will attain age 50 before the end of the year) may also make an annual “catch-up” contribution of up to $1,000 in 2007.

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The Trust also permits any employer (including self-employed individuals) to make contributions to employee Traditional IRAs, if the employer establishes a SEP plan or a Salary Reduction Simplified Employee Pension (“SARSEP”) plan, a type of a SEP that was established prior to January 1, 1997 and permits employee pre-tax contributions (subject to certain requirements).    SEPs and SARSEPs permit discretionary employer contributions to employee Traditional IRAs (employees who have not met certain eligibility criteria may be excluded).  Employer contributions must bear a uniform relationship to each employee’s compensation (subject to certain limits).  SEP and SARSEP contributions may be made even after an individual has attained age 70½, provided that the individual is an employee.  SEP and SARSEP contributions (subject to certain limits) are deductible to the employer in the year when they are made, but are not taxable to the employee until distribution.  Distributions for SEPs and SARSEPs are subject to the distribution rules that apply to Traditional IRAs.

Education Savings Accounts.  A Coverdell Education Savings Account (“Coverdell ESA”) is available under the Trust for individuals who wish to use shares of the Fund as a funding medium to save for a child’s education.  A single individual with adjusted gross income of up to $110,000 may contribute to a Coverdell ESA for the benefit of a child who has not attained the age of 18 (for married couples filing jointly, the adjusted gross income limit is $220,000).  Contributions to all Coverdell ESAs for the benefit of a single child in any year are limited to $2,000.  Additional income-based factors may further reduce the contribution limit.  Contributions to a Coverdell ESA are not deductible.  Distributions from a Coverdell ESA for “qualified education expenses” are not subject to federal income tax.  Qualified education expenses include “qualified higher education expenses” and “qualified elementary and secondary education expenses.”  Qualified higher education expenses include post-secondary education expenses such as tuition, room and board.  Qualified elementary and secondary education expenses include kindergarten through twelfth grade education expenses such as tuition, fees, tutoring, books, supplies, room and board.  The earnings portion of distributions that are not used for qualified education expenses is included in the distributee’s gross income (with certain exceptions).  A distribution that is not used for qualified education expenses will also result in an additional 10% tax (with certain exceptions) on the amount that is included in the distributee’s gross income.  Any balance remaining in a Coverdell ESA for the benefit of a child who attains age 30 must be distributed to the child (with certain exceptions), subject to the tax consequences discussed above.

The foregoing brief descriptions are not complete or definitive explanations of the Traditional or Roth IRA, SEP, SARSEP or Coverdell ESA available for investment in the Fund.  Any person who wishes to establish an IRA, SEP or Coverdell ESA may do so by contacting an Investor Service Representative at 1-800-392-CORE (2673).  The complete documents and applications will be provided to existing or prospective shareholders upon request, without obligation.  The Trust recommends that investors consult their attorneys or tax advisors to determine if the retirement and education programs described herein are appropriate for their needs.

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DESCRIPTION OF SHARES

Under the Trust’s Declaration of Trust, the beneficial interest in the Trust may be divided into an unlimited number of full and fractional transferable shares.  The Amended and Restated Declaration of Trust authorizes the Board to classify or reclassify any unissued shares of the Trust into one or more additional classes by setting or changing in any one or more respects, their respective designations, preferences, conversion or other rights, voting powers, restrictions, limitations, qualifications and terms and conditions of redemption.  Pursuant to such authority, the Board has authorized the issuance of nineteen outstanding classes of shares, consisting of twelve retail share classes and seven institutional share classes, with a retail and institutional share class for each separate investment portfolio. The Trustees may similarly classify or reclassify any particular class of shares into one or more series.

Each share of the Trust has no par value, represents an equal proportionate interest in the Fund, and is entitled to such dividends and distributions of the income earned on the Fund’s assets as are declared at the discretion of the Trustees.  Shares of the Fund have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion.  When issued for payment as described in the Prospectus of a particular Fund, the Fund’s shares will be fully paid and nonassessable by the Trust.  In the event of a liquidation or dissolution of the Trust or an individual Fund, shareholders of a particular Fund would be entitled to receive the assets available for distribution belonging to the Fund, and a proportionate distribution, based upon the relative net asset values of the Trust’s respective investment portfolios, of any general assets not belonging to any particular portfolio which are available for distribution.  Shareholders of the Fund are entitled to participate in the net distributable assets of the Fund on liquidation, based on the number of shares of the Fund they hold.

Shareholders of the Fund will vote together in the aggregate and not separately on a Fund-by-Fund basis, except as otherwise required by law or when the Board determines that the matter to be voted upon affects only the interests of the shareholders of a particular Fund.  In accordance with Rule 18f-3 of the 1940 Act, each class of shares shall have (i) exclusive voting rights on any matter submitted to shareholders that relates solely to its arrangement, and (ii) separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of the other class. Rule 18f‑2 under the 1940 Act (“Rule”) provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of the Fund affected by the matter.  The Fund is affected by a matter unless it is clear that the interests of the Fund in the matter are substantially identical or that the matter does not affect any interest of the Fund.  Under the Rule, the approval of an investment advisory agreement or any change in a fundamental investment policy would be effectively acted upon with respect to the Fund only if approved by a majority of the outstanding shares of such Fund.  However, the Rule also provides that the ratification of the appointment of the Independent Auditor, the approval of principal underwriting contracts and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to particular Funds.

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There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders’ meeting for the election of Trustees.  Shares of the Trust have noncumulative voting rights and, accordingly, the holders of more than 50% of the Trust’s outstanding shares (irrespective of class) may elect all of the Trustees.  The Amended and Restated Declaration of Trust provides that meetings of the shareholders of the Trust shall be called by the Trustees upon the written request of shareholders owning at least 10% of the outstanding shares entitled to vote.  Furthermore, under the 1940 Act, the Board is required to call a meeting of shareholders for the purpose of voting upon the removal of any Trustee or Trustees when requested in writing to do so by the record holders of at least 10% of the outstanding shares.  If a shareholders’ meeting is held, you will be entitled to one vote for each full share you hold and proportionate fractional votes for fractional shares you hold.

Whenever ten or more shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either shares having a net asset value of at least $25,000 or at least 1% of the outstanding shares, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other shareholders with a view to obtaining signatures to a request for a meeting for this purpose and accompanied by a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either afford to such applicants access to a list of the names and addresses of all shareholders as recorded on the books of the trust or inform such applicants as to the approximate number of shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request.

If the Trustees elect to follow the second course above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all shareholders of record at their addresses as recorded on the books, unless within five business days after such tender the Trustees shall mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.

After opportunity for hearing upon the objections specified in the written statement so filed, the Commission may, and if demanded by the Trustees or by such applicants shall, enter an order either sustaining one or more of such objections or refusing to sustain any of them. If the Commission shall enter an order refusing to sustain any of such objections, or if, after the entry of an order sustaining one or more of such objections, the Commission shall find, after notice and opportunity for hearing, that all objections so sustained have been met, and shall enter an order so declaring, the Trustees shall mail copies of such material to all shareholders with reasonable promptness after the entry of such order and the renewal of such tender.

Except as set forth above, the Trustees shall continue to hold office and may appoint successor Trustees.

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The Amended and Restated Declaration of Trust authorizes the Board, without shareholder approval (unless otherwise required by applicable law), to:  (a) sell and convey the assets belonging to a class of shares to another management investment company for consideration which may include securities issued by the purchaser and, in connection therewith, to cause all outstanding shares of such class to be redeemed at a price that is equal to their net asset value and that may be paid in cash or by distribution of the securities or other consideration received from the sale and conveyance; (b) sell and convert the assets belonging to a class of shares into money and, in connection therewith, to cause all outstanding shares of such class to be redeemed at their net asset value; or (c) combine the assets belonging to a class of shares with the assets belonging to one or more other classes of shares if the Board reasonably determines that such combination will not have a material adverse effect on the shareholders of any class participating in such combination and, in connection therewith, to cause all outstanding shares of any such class to be redeemed or converted into shares of another class of shares at their net asset value.  However, the exercise of such authority may be subject to certain restrictions under the 1940 Act.  The Board may authorize the termination of any class of shares after the assets belonging to such class have been distributed to its shareholders.

The Trustees’ decision to liquidate a portfolio may result from various factors that lead the Trustees to believe that such action would be advisable.  For example, there may be poor market conditions, the Fund may be unable to attract or retain sufficient investments or unforeseen expenses may hinder the Fund’s ability to provide competitive returns.  Liquidation of a portfolio could have negative tax consequences for a shareholder.

ADDITIONAL INFORMATION CONCERNING TAXES

The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, and to distribute out all, or substantially all, of its income to shareholders each year, so that the Fund itself generally will be relieved of federal income and excise taxes. If the Fund were to fail to make sufficient distributions in a year, the Fund would be subject to corporate income taxes and/or excise taxes in respect of the shortfall or, if the shortfall is large enough, the Fund could be disqualified as a regulated investment company. If the Fund were disqualified as a regulated investment company: (1) the Fund would be taxed at regular corporate rates without any deduction for distributions to shareholders; and (2) shareholders would be taxed as if all dividends they received were ordinary dividends, although corporate shareholders could be eligible for the dividends received deduction.

A four percent nondeductible excise tax is imposed on regulated investment companies that fail to distribute with respect to each calendar year at least ninety-eight percent of their ordinary taxable income for the calendar year and at least ninety-eight percent of their capital gain net income (excess of capital gains over capital losses) for the one year period ending October 31 of such calendar year and one hundred percent of any such amounts that were not distributed in the prior year.  The Fund intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income prior to the end of each calendar year to avoid liability for this excise tax, but there can be no guarantee that the Fund will do so.

Dividends declared in October, November or December of any year that are payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year if such dividends are actually paid during January of the following year.

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The tax principles applicable to transactions in financial instruments and futures contacts and options that may be engaged in by the Fund, and investments in passive foreign investment companies (“PFICs”), are complex and, in some cases, uncertain.  Such transactions and investments may cause the Fund to recognize taxable income prior to the receipt of cash, thereby requiring the Fund to liquidate other positions, or to borrow money, so as to make sufficient distributions to shareholders to avoid corporate-level tax.  Moreover, some or all of the taxable income recognized may be ordinary income or short-term capital gain, so that the distributions may be taxable to shareholders as ordinary income.  In addition, in the case of any shares of a PFIC in which the Fund invests, the Fund may be liable for corporate-level tax on any ultimate gain or distributions on the shares if the Fund fails to make an election to recognize income annually during the period of its ownership of the shares.  Such an election may result in the recognition of ordinary income or short-term capital gains, and may cause income or gains to be recognized before the corresponding receipt of cash.

The premium received by the Fund for selling a put or call option generally is not included in income at the time of receipt.  If the option expires, the premium is generally included in income of the Fund as short-term capital gain.  If the Fund enters into a closing transaction, the difference between the amount paid to close out its position and the premium received is generally short-term capital gain or loss.  If a call option written by the Fund is exercised, thereby requiring the Fund to sell the underlying security, the premium will increase the amount realized upon the sale of such security and any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term depending upon the holding period of the security.  With respect to a put or call option that is purchased by the Fund, if the option is sold any resulting gain or loss generally will be a capital gain or loss, and will be long-term or short-term, depending upon the holding period of the option.  If the option expires, the resulting loss is a capital loss and is long-term or short-term, depending upon the holding period of the option.  If the option is exercised, the cost of the option, in the case of a call option, is added to the basis of the purchased security and in the case of a put option, reduces the amount realized on the underlying security in determining gain or loss.

Certain options, futures contracts, and forward foreign currency exchange contracts that the Fund may invest in are so-called “section 1256 contracts.”  With certain exceptions, gains or losses on section 1256 contracts generally are considered sixty percent long-term and forty percent short-term capital gains or losses (“60/40”).  Section 1256 contracts held by the Fund at the end of a taxable year (and, generally, for purposes of the four percent excise tax, on October 31 of each year) are “marked-to market” with the result that unrealized gains or losses are treated as though they were realized and the resulting gain or loss is treated as 60/40 gain or loss.  Investors should consult their own tax advisers in this regard.

Generally, hedging transactions undertaken by the Fund may result in “straddles” for federal income tax purposes.  The straddle rules may affect the character of gains (or losses) realized by the Fund.  In addition, losses realized by the Fund on a position that is part of a straddle may be deferred under the straddle rules, rather than being taken into account in calculating the taxable income for the taxable year in which such losses are realized.  Because comprehensive regulations implementing the straddle rules have not been promulgated, the tax consequences to the Fund of hedging transactions are not always clear.

The Fund may make one or more of the elections available under the Code that apply to straddles.  Such elections may affect the amount, character and timing of the recognition of gains or losses from the affected straddle positions, and may operate to accelerate the recognition of gains or losses from the affected straddle positions.

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The straddle rules may affect the character of gains or losses, defer losses and/or accelerate the recognition of gains or losses from the affected straddle positions.  Therefore, the amount which must be distributed to shareholders and which will be taxed to shareholders as ordinary income or long-term capital gain may be increased or decreased substantially as compared to the Fund that did not engage in such hedging transactions.  Investors should consult their own tax advisers in this regard.

Gains and losses attributable to fluctuations in exchange rates that occur between the time the Fund accrues interest, dividends or other receivables, or accrues expenses or other liabilities denominated in a foreign currency, and the time the Fund collects the U.S. dollar amounts of such receivables, or pays such liabilities, generally are treated as ordinary income or ordinary loss.  Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain options and forward and futures contracts, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss.  These gains or losses may increase, decrease, or eliminate the amount of the Fund’s investment company taxable income to be distributed to its shareholders as ordinary income.  Investors should consult their own tax advisors in this regard.

Income received by the Fund from foreign sources may be subject to foreign withholding taxes and other similar income taxes.  Although the Fund that pays foreign taxes generally may elect either to claim a foreign tax credit or to deduct foreign taxes in computing its taxable income, the Fund may have insufficient tax liability to fully utilize such a credit or deduction because the Fund’s taxable income is reduced by distributions to its shareholders.  However, if more than fifty percent of the value of the Fund’s total assets at the close of its taxable year consists of securities of foreign corporations, the Fund will be eligible to elect to “pass-through” to its shareholders the amount of such foreign taxes paid by the Fund.  If the Fund makes this election, a shareholder would be required to include in gross income (in addition to taxable dividends actually received) the shareholder’s pro rata share of the foreign taxes paid by the Fund and would be entitled either to deduct a pro rata share of foreign taxes in computing the shareholder’s taxable income or to use it as a foreign tax credit against the shareholder’s U.S. federal income tax liability, subject to limitations.  No deduction for foreign taxes may be claimed by a shareholder who does not itemize deductions, but such a shareholder may be eligible to claim the foreign tax credit.  A shareholder’s ability to claim the foreign tax credit will be subject to various complex limitations under the Code.  In addition, the foreign tax credit may offset only ninety percent of the alternative minimum tax imposed on corporations and individuals, and foreign taxes generally may not be deducted in computing alternative minimum taxable income of a taxpayer other than a corporation.

Long-term capital gains realized on the sale of mutual fund shares are generally taxable at a maximum federal income tax rate of fifteen percent.  Qualifying dividend income also is taxable at a maximum federal income tax rate of fifteen percent.  Capital gain distributions will be taxed at a maximum federal income tax rate of fifteen percent.  Under current law, the fifteen percent maximum rate for qualifying dividends and long-term capital gains does not apply to taxable years beginning after December 31, 2008.

The Fund will be required in certain cases to withhold and remit to the United States Treasury a percentage of the taxable dividends or gross sale proceeds paid to any shareholder who (i) has failed to provide a correct tax identification number, (ii) is subject to back-up withholding by the Internal Revenue Service for failure to properly include on his or her return payments of taxable interest or dividends, or (iii) has failed to certify to the Fund that he or she is not subject to back-up withholding when required to do so or that he or she is an “exempt recipient.”  The percentage required to be withheld is currently twenty-eight percent.

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The foregoing discussion of federal income tax law applies only to U.S. persons (i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates).  Distributions by the Fund also may be subject to state and local taxes and their treatment under state and local income tax laws may differ from federal income tax treatment.  Distributions from the Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities may be exempt from state and local income taxes in certain states.  Shareholders should consult their tax advisers with respect to particular questions of federal, state and local taxation.  Shareholders who are not U.S. persons should consult their tax advisers regarding U.S. and foreign tax consequences of ownership of shares of the Fund including the likelihood that distributions to them would be subject to withholding of U.S. tax.

Additionally, since master limited partnerships generally conduct business in multiple states the Fund can be subject to income or franchise tax in each of the states in which the partnership does business.  The additional cost of preparing and filing the tax returns and paying the related taxes may adversely impact the Fund’s return on its investment in the master limited partnership.

MANAGEMENT OF THE FUND

Trustees and Officers

The business and affairs of the Fund is managed under the direction of the Board in accordance with the laws of the Commonwealth of Massachusetts and the Trust’s Amended and Restated Declaration of Trust. The Trustees are responsible for major decisions relating to the Fund’s objective, policies and techniques.  The Trustees also supervise the operation of the Fund by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.  Information pertaining to the trustees and officers of the Trust is set forth below. Trustees who are not deemed to be “interested persons” of the Trust as defined in the 1940 Act, are referred to as “Independent Trustees.” Trustees who are deemed to be interested persons of the Trust as defined in the 1940 Act are referred to as “Interested Trustees.” All of the Trustees are Independent Trustees.

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Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
INDEPENDENT TRUSTEES
Jack D. Henderson Age 81	Chairman and Trustee	Since December 12, 1985	Attorney, Jack D. Henderson, Self-Employed Attorney-at-Law, 1952 to present.	12	None
Mary K. Anstine Age 67	Trustee	Since February 22, 2006	Ms. Anstine was President/Chief Executive Officer, HealthONE Alliance, Denver, Colorado, and former Executive Vice President of First Interstate Bank of Denver. Ms Anstine is also a Trustee of ALPS ETF Trust; ALPS Variable Insurance Trust; Financial Investors Trust; Financial Investors Variable Insurance Trust; and Reaves Utility Income Fund.	12

Ms. Anstine is a Trustee of ALPS ETF Trust (1 fund); ALPS Variable Insurance Trust (1 fund); Financial Investors Trust (4 funds); Financial Investors Variable Insurance Trust (5 funds); and Reaves Utility Income Fund (1 fund).

Vernon L. Hendrickson Age 61	Trustee	Since February 13, 2007	Retired, March 2006 to present; Director, Craig Hospital, from April 1998 to March 2006; Chairman of the Board, Craig Hosptial, from April 2004 to March 2005).	12	None
James B. O’Boyle Age 80	Trustee	Since December 12, 1985	Business Consultant, 1986 to present.	12	None

Name, Address and Age[1]	Position(s) Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
Rick A. Pederson Age 55	Trustee	Since February 13, 2007	President, Foundation Properties, Inc., 1994 to present (a real estate investment management company): Partner, Western Capital Partners, 2000 to present (a private lending company); Director. Guaranty Bank and Trust (1999-present), Winter Rec. Association (2002-present), Neenan Co. (2002-present), Nexcore LLC (2004-present), Urban Land Conservancy (2004-present).(5)	12	None
Robert L. Stamp Age 75	Trustee Vice Chairman	Since December 12, 1985 Since May 21, 2008	Retired.	12	None
Janice M. Teague Age 54	Trustee	Since February 13, 2007	Retired, June 2003 to present; Vice President, Secretary, and Assistant Secretary, Berger Financial Group LLC, from October 1996 to May 2003; Vice President, Secretary, and Assistant Secretary, Berger Funds, from September 1996 to May 2003; Vice President and Secretary, Berger Distributors, LLC, from August 1998 to May 2003.	12	None

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Name, Address and Age[1]	Position(s)Held with The Trust	Term of Office and Length of Time Served[2]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee[3]	Other Directorships Held by Trustee[4]
OFFICERS

Todger Anderson, CFA Age 63 Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, Colorado 80202	President	Since February 18, 2005

Chairman, Denver Investment Advisors LLC, January 2005 to present; President and Executive Manager, Denver Investment Advisors LLC, April 1995 to January 2005; prior thereto, President and Director of Portfolio Management, Denver Investment Advisors, Inc.; Portfolio Manager, Westcore MIDCO Growth Fund, August 1986 through May 2005; Portfolio Co-Manager, Westcore Select Fund, December 2001 through May 2005.

				N/A	N/A
Jasper R. Frontz, CPA, CFA Age 39 Denver Investment Advisors LLC 1225 17th Street, 26th Floor Denver, Colorado 80202	Treasurer Chief Compliance Officer	Since February 12, 1997 Since September 29, 2004

Treasurer, November 1997 to present ; Chief Compliance Officer September 2004 to present, Blue Chip Value Fund, Inc.; Vice President, May 2000 to present, and Director of Mutual Fund Administration, June 1997 to present, Denver Investment Advisors LLC; Registered Representative, ALPS Distributors, Inc., 1995 to present.

				N/A	N/A
JoEllen Legg Age 46 1290 Broadway, Suite 1100 Denver, CO 80203	Secretary	Since November 15, 2007

Associate Counsel, ALPS Fund Services, Inc. since October 2007; Senior Counsel, Adelphia Communications Corporation, from 2005 to 2007; Associate Counsel, Patton Boggs LLP, from 2004 to 2005; Associate Counsel, Fried, Frank, Harris, Shriver & Jacobson LLP, from 1998 to 2004.

				N/A	N/A

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1 Each trustee may be contacted by writing to the trustee, c/o Westcore Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80203.

2 Each trustee holds offices for an indefinite term until the earliest of: (a) the election of his or her successor; (b) the date a trustee dies, resigns or is removed, adjudged incompetent or, having become incapacitated by illness or injury, is retired by the Board of Trustees in accordance with the Trust’s Amended and Restated Declaration of Trust; or (c) the Trust terminates.

3 The Fund Complex includes funds with a common investment adviser or an advisor which is an affiliated person. There are currently fifteen Funds in the Fund Complex, including twelve Westcore Funds, Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund and RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly RiverSource Variable Portfolio Small-Cap Value Fund, which are also advised or sub-advised by Denver Investment Advisors LLC.

4 Directorships of companies required to report to the SEC under the Securities Exchange Act of 1934, as amended (i.e., “public companies”), or other investment companies registered under the 1940 Act.

5 Mr. Pederson also served as a director of ALPS Holdings, Inc., parent of ALPS Fund Services, Inc. and of ALPS Distributors, Inc. until September 30, 2005.

Standing Board Committees

            The Board has established three committees, the Audit Committee, Legal Compliance Committee, and Nominating and Governance Committee.

            The Audit Committee annually considers such matters pertaining to the Trust’s books of account, financial records, internal accounting controls and changes in accounting principles or practices as the Trustees may from time to time determine.  The Committee considers the engagement and compensation of the Independent Auditors.  The Committee ensures receipt from the independent accountants of a formal written statement delineating relationships between the independent accountants and the Trust, consistent with Independence Standards Board Standard No. 1.  The Committee also meets with the independent auditors at least once each year outside the presence of management representatives to review the scope and results of the audit and beginning in 2007 shall typically meet quarterly or otherwise as requested by the Committee’s Chairman or the Independent Auditors.  The Audit Committee is comprised of Messrs. Henderson, Hendrickson, O’Boyle, Pederson, Stamp and Mmes. Anstine and Teague. All of the members of the Audit Committee are Independent Trustees. The Audit Committee met four times during the fiscal year ended December 31, 2007.

            The Legal Compliance Committee is established by and among the Board for the purpose of receiving reports of evidence of Material Violations, as defined under the committee guidelines, determining whether an investigation is necessary with respect to any such report and, if deemed necessary or appropriate, investigating and recommending an appropriate response thereto.  The Legal Compliance Committee shall meet as often as it deems necessary to perform its duties and responsibilities as set forth under its guidelines.  There were no meetings of the Legal Compliance Committee during the fiscal year ended December 31, 2007. The Legal Compliance Committee is comprised of Messrs. Hendrickson and Pederson and Ms. Teague, each of whom is an Independent Trustee and also serves on the Audit Committee.

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            The Nominating and Governance Committee is responsible for the selection and nomination of candidates for appointment or election to serve as Trustees and in establishing, implementing and executing policies, procedures, and practices that assure orderly and effective governance of the Trust.  The Nominating and Governance Committee is comprised of Messrs. Henderson, O’Boyle and Stamp, and Ms. Anstine each of whom is an Independent Trustee.  There were no meetings of the Nominating and Governance Committee during the fiscal year ended December 31, 2007.  The Nominating and Governance Committee will consider nominees recommended by shareholders.  Recommendations should be submitted to the Committee in care of the Trust’s Secretary.

Trustee Ownership of Fund Shares

            The following table shows the dollar range of shares beneficially owned by each Trustee in aggregate for all funds in the Trust as of December 31, 2007.

Name of Trustee*	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Funds in the Trust Overseen by Trustee
Mary K. Anstine	None	Over $100,000
Jack D. Henderson	None	Over $100,000
Vernon L. Hendrickson	None	$10,001 - $50,000
James B. O’Boyle	None	Over $100,000
Rick A. Pederson	None	$10,001 – $50,000
Robert L. Stamp	None	Over $100,000
Janice M. Teague	None	Over $100,000

* As of June 23, 2008, the Trustees and officers of the Trust, as a group, did not own any shares of the Fund as the Fund was not operational at that time.

Each Trustee receives an annual fee of $16,000 plus $2,000 for each Board meeting attended and $1,000 for each Audit Committee meeting attended.  Each Trustee receives $1,000 for all other Committee meetings attended unless such meetings are held on the same day as a Board or Audit Committee meeting, then only the Board or Audit Committee meeting fee(s) would apply.  Each Trustee is reimbursed for expenses incurred in attending meetings.  The Chairman of the Board is entitled to receive an additional $4,000 per annum for services in such capacity, and the Chairman of the Audit Committee is entitled to receive an additional $500 for each Audit Committee meeting attended. Effective October 1, 2004, the Trustees appointed a Chief Compliance Officer who is also the Treasurer of the Trust and an employee of the Advisor.  The Trustees annually determine the portion of his compensation attributable for services rendered as the Trust’s Chief Compliance Officer.  The following chart provides certain information about the Trustee and Chief Compliance Officer fees paid by the Trust for the fiscal year ended December 31, 2007:

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Name of Person/ Position	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of Fund Expenses	Aggregate Compensation from the Fund Complex*
Jack D. Henderson, Chairman/Trustee	$27,500	$0	$27,500
James B. O’Boyle, Trustee	$23,500	$0	$23,500
Robert L. Stamp, Trustee	$23,500	$0	$23,500
Mary Anstine, Trustee	$23,500	$0	$23,500
Vernon L. Hendrickson, Trustee	$23,500	$0	$23,500
Rick A. Pederson, Trustee	$23,500	$0	$23,500
Janice M. Teague, Trustee	$23,500	$0	$23,500
Jasper R. Frontz, Chief Compliance Officer	$82,000	$0	$102,500**

* The Fund Complex, at the close of the fiscal year ended December 31, 2007, includes funds with a common investment advisor, or sub-advisor which is an affiliated person.  As of December 31, 2007, there were fourteen funds in the Fund Complex: eleven Westcore Funds, the Blue Chip Value Fund, Inc., Dunham Small-Cap Value Fund, and RiverSource Partners Variable Portfolio Small-Cap Value Fund (formerly RiverSource Variable Portfolio Small-Cap Value Fund), each of which is advised or sub-advised by the Advisor.

** Includes $20,500 Mr. Frontz received as Chief Compliance Officer of Blue Chip Value, Inc.

Each Trustee is entitled to participate in the Trust’s Deferred Compensation Plan (the “Plan”).  Under the Plan, a Trustee may elect to have his deferred fees treated as if they had been invested by the Trust at a money market fund rate of return or at a rate based on the performance of the Trust shares and the amount paid to the Trustees under the Plan will be determined based upon the performance of such investments.  Deferral of Trustees’ fees will not obligate the Trust to retain the services of any Trustee or obligate a portfolio to any level of compensation to the Trustee.  The Trust may invest in underlying securities without shareholder approval.

The Advisor, of which Mr. Anderson, President of the Trust, is both a member and Chairman and Mr. Frontz, Treasurer of the Trust, is Vice President and Director of Mutual Fund Administration, receives compensation from the Advisor and co-administrator.  ALPS Fund Services, Inc. (“ALPS”), of which Ms. Legg is an employee, receives compensation as co-administrator, bookkeeping and pricing agent, and shareholder telephone servicing agent to the Trust and its affiliate, ADI, serves as distributor to the Trust.

Except for Mr. Frontz, no employee of ADI, ALPS or the Advisor receives any compensation from the Trust for acting as an officer or Trustee.

Shareholder and Trustee Liability

Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust.  However, the Amended and Restated Declaration of Trust provides that shareholders shall not be subject to any personal liability in connection with the assets of the Trust for the acts or obligations of the Trust, and that every note, bond, contract, order or other undertaking made by the Trust shall contain a provision to the effect that the shareholders are not personally liable thereunder.  The Amended and Restated Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or some other reason.  The Amended and Restated Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon.  Thus, the risk of a shareholder’s incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.

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The Amended and Restated Declaration of Trust further provides that all persons having any claim against the Trustees or the Trust shall look solely to the Trust property for payment; that no Trustee, officer or agent of the Trust shall be personally liable for or on account of any contract, debt, tort, claim, damage, judgment or decree arising out of or connected with the administration or preservation of the Trust property or the conduct of any business of the Trust; and that no Trustee shall be personally liable to any person for any action or failure to act except by reason of his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as Trustee.  With the exception stated, the Amended and Restated Declaration of Trust provides that a Trustee is entitled to be indemnified against all liabilities and expense reasonably incurred by him in connection with the defense or disposition of any proceeding in which he may be involved or with which he may be threatened by reason of his being or having been Trustee, and that the Trustees will indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification.

Investment Adviser

The Advisor serves as investment adviser to the Fund pursuant to the Advisory Agreement.  In the Advisory Agreement, the Advisor has agreed to provide a continuous investment program for the Fund and to pay all expenses incurred by it in connection with its advisory activities, other than the cost of securities and other investments, including brokerage commissions and other transaction charges, if any, purchased or sold for the Fund. The current Advisory Agreement for the Fund became effective on February 13, 2008.

The table below provides the management fee to be paid by the Fund, pursuant to the terms set forth in the advisory agreement discussed above:

                                                                                                                     Annual

                    Fund                                                                                Management Fee

Westcore Micro-Cap Opportunity Fund                                             1.00%

The Advisor and Administrators have contractually agreed to waive a portion of their management fees and/or administration fees and/or reimburse additional Trust/Fund expenses so as to limit the Fund’s Total Annual Fund Operating Expenses (“Total Annual Fund Operating Expense Limits”) from June 23, 2008 to June 23, 2009.

                                                                                                   Total Annual Fund Operating

                    Fund                                                                                   Expense Limit

Westcore Micro-Cap Opportunity Fund                                             1.30%

            The Advisor manages other investment management accounts in addition to the Fund.  Each account managed by the Advisor has its own investment objective and policies and is managed accordingly by a particular team of portfolio managers.  As a result, from time to time two or more accounts, even if managed by the same team, may pursue divergent investment strategies with respect to investments or categories of investments.

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The Advisory Agreement is effective for its first two years and thereafter will continue in effect from year to year so long as such continuance is approved annually by a majority of the Fund’s Trustees who are not parties to the Advisory Agreement or interested persons of any such party, and by either a majority of the outstanding voting shares or the Trustees of the Fund.  The Advisory Agreement (i) may be terminated without the payment of any penalty by the Fund or the Advisor on sixty days’ written notice; (ii) terminates automatically in the event of its assignment; and (iii) generally, may not be amended without the approval by vote of a majority of the outstanding voting securities of such Fund.

The Agreement provides that the Advisor shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with its performance of services pursuant to the Advisory Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Advisor in the performance of its duties or from its reckless disregard of its duties and obligations under the Advisory Agreement.

The Advisor, as co-administrator, also provides administrative services to the Fund pursuant to an Administration Agreement and has agreed to pay all expenses incurred by it in connection with its administrative activities.

Distributor

ADI (an affiliate of ALPS) (the “Distributor”), with principal offices at 1290 Broadway, Suite 1100, Denver, Colorado 80203, acts as the distributor of the Fund’s shares pursuant to a Distribution Agreement with the Trust.  Shares are sold on a continuous basis by ADI as agent of the Fund, and ADI has agreed to use its best efforts to solicit orders for the sale of Fund shares, although it is not obliged to sell any particular amount of shares.  ADI is not entitled to any compensation for its services as distributor.

Administrators

Pursuant to the Administrative Agreement, ALPS and the Advisor serve as co-administrators to the Fund (the “Administrators”) and have agreed to pay all expenses they incur in connection with their administrative activities.  As Administrators, they have agreed to:  assist in maintaining the Fund’s office; furnish the Fund with clerical and certain other services required by them; compile data for and prepare notices and semi-annual reports to the SEC; prepare any reports that are required by the securities, investment, tax or other laws and regulations of the United States; prepare filings with state securities commissions; coordinate federal and state tax returns; monitor the Fund’s expense accruals; monitor compliance with the Fund’s investment policies and limitations; and generally assist in the Fund’s operations.

The table below provides the administrative fee to be paid by the Fund within the Trust, pursuant to the Administrative Agreement discussed above:

Asset Level	Annual Administrative Fee
First $750 million in average daily Net Assets of the Trust	0.25%
Next $250 million in average daily Net Assets of the Trust	0.20%
Net Assets greater than $1.0 billion in average daily Net Assets of the Trust	0.125%
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The Annual Administrative Fees are then allocated to the Fund based upon the Fund’s relative proportion of the Trust’s net assets.

ALPS is entitled to a minimum Fund level for its administrative services based on the following breakpoint schedule:

Asset Level	Annual Minimum Fee
Assets between $0 and 9,999,999 million	$10,000
Assets between $10 million and 19,999,999	7,500
Assets between $20 million and 29,999,999	5,000
Assets greater than $30 million	No fee

CUSTODIAN, TRANSFER AGENT AND BOOKKEEPING AND PRICING AGENT

The Bank of New York Mellon Corporation (the “Custodian”), with principal offices at One Wall Street, New York, New York 10286, serves as custodian of the Fund pursuant to a custody agreement (the “Custody Agreement”).  Under the Custody Agreement, the Custodian has agreed to hold the Fund’s assets in safekeeping and collect and remit the income thereon, subject to the instructions of the Fund.  The Custodian may, at its own expense, open and maintain a custody account or accounts on behalf of the Fund with other banks or trust companies, provided that the Custodian shall remain liable for the performance of all of its duties under the Custody Agreement notwithstanding any delegation.

ALPS, pursuant to a Transfer Agency Agreement, serves as Transfer Agent for the Fund.  As Transfer Agent, ALPS has, among other things, agreed to: (a) issue and redeem shares of the Fund; (b) make dividend and other distributions to shareholders of the Fund; (c) effect transfers of shares; (d) mail communications to shareholders of the Fund, including account statements, confirmations, and dividend and distribution notices; (e) facilitate the electronic delivery of shareholder statements and reports and (f) maintain shareholder accounts.  Under the Transfer Agency Agreement, ALPS receives from the Trust an annual minimum fee for the Fund, a fee based upon each shareholder account and is reimbursed for out-of-pocket expenses.

ALPS has also agreed, pursuant to a separate Bookkeeping and Pricing Agreement, to maintain the financial accounts and records of the Fund and to compute the net asset value and certain other financial information of the Fund.  Under the Bookkeeping and Pricing Agreement, ALPS is not liable for any error of judgment or mistake of law or for any loss suffered by the Fund, except for a loss resulting from willful misfeasance, bad faith or negligence on the part of ALPS in the performance of its duties under the Bookkeeping and Pricing Agreement.

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PORTFOLIO MANAGERS

As of the most recently completed fiscal year ended December 31, 2007, the following tables summarize the other investment activities of each portfolio manager, as organized around the Advisor’s investment teams.

VALUE TEAM
	Herrick	Kuppinger	Tesseo

Registered Inv Companies
Assets	$757,429,738	$0	$0
# of Accounts	7	0	0

Performance Based
Assets	$31,145,796	$0	$0
# of Accounts	1	0	0

Other Pooled Accts
Assets	$0	$0	$0
# of Accounts	0	0	0

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Other Accts
Assets	$528,583,875	$0	$0
# of Accounts	713*	0	0

Performance Based
Assets	$0	$0	$0
# of Accounts	0	0	0

Grand Totals
Assets	$1,286,013,613	$0	$0
# of Accounts	720*	0	0

*Totals include 648 accounts within separately managed account (SMA) wrap programs for which Denver Investment Advisors LLC serves as a portfolio manager.

Please note that the Performance Based Assets and # of Accounts are a subset of the total amounts presented for that type of account.

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Description of Material Conflicts of Interest

The Advisor has adopted policies and procedures that address potential conflicts of interest that may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account, such as conflicts relating to the allocation of limited investment opportunities, the order of executing transactions when the aggregation of the order is not possible, personal investing activities, structure of portfolio manager compensation, conflicting investment strategies and proxy voting of portfolio securities. While there is no guarantee that such policies and procedures will be effective in all cases, the Advisor believes that its policies and procedures and associated controls relating to potential material conflicts of interest involving the Fund and its other managed funds and accounts have been reasonably designed.

Westcore Funds Portfolio Manager Compensation Structure Disclosure

Denver Investment Advisors LLC is a limited liability company with “members” or “partners” as the owners of the firm.  The compensation structure for partners versus employees differs such that a separate description of portfolio managers’ compensation is required for those portfolio managers who are partners (Mr. Herrick) and those who are “non-partners” (Messrs. Kuppinger and Tesseo).

As a portfolio manager and partner of Denver Investment Advisors LLC, the primary compensation comes from a base salary and a predetermined percentage of distributed profit. Additionally, the management committee of the Advisor may award an incentive compensation bonus to partners who significantly exceed expectations over an extended period.  The criteria for the incentive compensation pool are not tied exclusively to investment performance, but include an evaluation of the following criteria: performance of the investment management accounts managed by the portfolio manager (including the Fund) versus the applicable benchmark index (Russell Microcap Index) and peer group data, growth, and/or retention of assets, profitability, and intangibles.  The performance criteria generally emphasizes pre-tax long-term (3-5 years when available) results, however since the Fund’s operations commenced June 23, 2008, the performance considered would be since inception until the Fund achieves a three-year performance record.

Non-partner portfolio manager compensation consists of a base salary, discretionary firm profit sharing and predetermined potential bonus.  A portion of the bonus is determined by the overall pre-tax performance of the investment management accounts managed by the non-partner portfolio manager (including the Fund) in comparison to the applicable benchmark index and peer group data in the same manner as described above for partners.  The remaining portion of the bonus is subjective, based primarily on the portfolio manager’s contributions to the investment process, stock selection and teamwork.

Both partner and non-partner portfolio managers can also participate in the Advisor’s defined contribution retirement plan, which includes normal matching provisions and a discretionary contribution in accordance with applicable tax regulations.

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Ownership of Securities.  None of the portfolio managers had ownership in the Westcore Micro-Cap Opportunity Fund as of December 31, 2007 as this was prior to the Fund’s inception.

EXPENSES

Operating expenses borne by the Fund include taxes, interest, fees and expenses of its Trustees and officers, SEC fees, state securities qualification fees, advisory fees, administrative fees, charges of the Fund’s custodian, shareholder services agent and accounting services agent, certain insurance premiums, outside auditing and legal expenses, costs of preparing and printing prospectuses for regulatory purposes and for distribution to existing shareholders, costs of shareholder reports and meetings and any extraordinary expenses.  The Fund also pays for brokerage fees, commissions and other transaction charges (if any) in connection with the purchase and sale of portfolio securities.

DISCLOSURE OF FUND PORTFOLIO HOLDINGS

It is the Fund’s policy to publicly disclose portfolio holding information of all holdings on a monthly basis on the Fund’s website at www.westcore.com so that all investors and prospective investors have equal access to current information at the same time. Generally, the information will be posted on the Fund’s website on or around the 15th of each month. Portfolio holdings information is disclosed to the Fund’s service providers or its agents in order to carry out the Fund’s operations. The Fund’s service providers or its agents are required to keep such information confidential by agreement or by general professional fiduciary duty. The identity of such entities is provided below:

Recipient Name	Frequency of Holdings Disclosure	Lag of Information Provided	Date of Information	Date Provided to Recipients
Denver Investment Advisors LLC (Advisor and Co-Administrator)	Daily	None	Daily	Daily
SunGard Portfolio Solutions, Inc. (Accounting Systems Software utilized by Advisor)	Daily	None	Daily	Daily
Eze Castle Software, Inc. (Trade Order Management System provider utilized by Advisor)	Daily	None	Daily	Daily
Factset Research Systems, Inc. (Market Data provider utilized by Advisor)	Daily	None	Daily	Daily
Indata (Performance Attribution provider utilized by Advisor)	Daily	None	Daily	Daily
RiskMetrics Group (Proxy Voting provider utilized by Advisor and the Fund)	Daily	None	Daily	Daily
Financial Tracking Technologies LLC (Compliance Monitoring System utilized by Advisor)	Daily	None	Daily	Daily

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ALPS Fund Services, Inc. (Co-Administrator, Bookkeeping and Pricing Agent)	Daily	None	Daily	Daily
Global Investment Systems L.P. (Mutual Fund Accounting Systems Software utilized by ALPS)	As needed	None	Daily	As needed
Interactive Data Pricing and Reference Data, Inc. (Pricing provider utilized by Administrator)	Daily	None	Daily	Daily
The Bank of New York Mellon Corporation (Custodian)	Daily	None	Daily	Daily
UBS Securities LLC (Securities Lending Agent)	Daily	None	Daily	Daily
Deloitte & Touche LLP (Independent Auditors)	As needed	None	As needed	As needed
Davis Graham & Stubbs LLP (Counsel to the Fund and Independent Trustees)	As needed	None	As needed	As needed
Electra Information Systems, Inc. (Asset Reconciliation provider utilized by Administrator)	Daily	None	Daily	Daily
Lipper, Inc.	Monthly	No greater than 10 days	Month-end	On or before the 10th day of each month

In addition to the categories of persons and names of persons described above who may receive nonpublic information, brokers executing portfolio trades on behalf of the Fund may receive nonpublic holdings information in connection with such trades.

The Advisor manages other investment management accounts in addition to the Fund as previously disclosed in the section titled “Portfolio Managers.” The Advisor has also contracted to provide certain institutional style model portfolios to third parties for a management fee. Although separate from the Fund, these accounts and model portfolios may have similar portfolio holdings, which are accessible by authorized individuals earlier than the Fund’s holdings disclosure policy.

Neither the Fund nor its Advisor shall receive any compensation or other consideration in connection with the disclosure of information about portfolio securities. Only the Fund’s President and Treasurer may authorize the disclosure of information about portfolio securities that deviates from the policy described above which will be disclosed to the Board at its next regularly scheduled meeting.  Denver Investment Advisors has concluded that this policy does not present conflicts between the best interests of Westcore shareholders and the Advisor. This policy is subject to annual review by the Board.

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INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM AND FINANCIAL STATEMENTS

Deloitte & Touche LLP, with principal offices at 555 Seventeenth Street, Suite 3600, Denver, CO 80202-3942, serves as Independent Registered Public Accounting Firm for the Fund.

COUNSEL

Davis Graham & Stubbs LLP, 1550 Seventeenth Street, Suite 500, Denver, Colorado 80202, serves as counsel to the Trust and will pass upon certain legal matters relating to the Fund.

CODES OF ETHICS

The Trust, Denver Investment Advisors and ADI have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act that permit investment personnel subject to their particular codes of ethics to invest in securities, including securities that may be purchased or held by the Fund, for their own accounts.  The codes of ethics are on public file with, and available from, the Securities and Exchange Commission’s Public Reference Room in Washington, D.C.

As indicated in the Prospectus, Denver Investment Advisors permits investment and other personnel to purchase and sell securities for their own accounts, including securities that may be held by the Fund, in accordance with Denver Investment Advisors’ policy regarding personal investing by members, officers and employees of Denver Investment Advisors.  The Denver Investment Advisors’ policy requires all members, officers and employees to pre-clear all transactions in securities not otherwise exempt under the policy.  In addition to pre-clearance, the policy subjects members, officers and employees of Denver Investment Advisors to various trading restrictions and reporting obligations.  All reportable transactions are reviewed for compliance with Denver Investment Advisors’ policy.  The provisions of the policy are administered by and subject to exceptions authorized by Denver Investment Advisors.

PROXY VOTING POLICIES AND PROCEDURES

The Board has adopted Denver Investment Advisors’ proxy voting policies and procedures, which sets forth the guidelines to be utilized by Denver Investment Advisors in voting proxies for the Fund.  To execute this responsibility, Denver Investment Advisors relies heavily on its subscription to RiskMetrics Group.  A summary of Denver Investment Advisors proxy voting policy and procedures is attached hereto as Appendix B and is incorporated herein by reference.  Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available at www.westcore.com and on the SEC Internet site at www.sec.gov.

ADDITIONAL INFORMATION ON PERFORMANCE CALCULATIONS

From time to time, the yields, tax-equivalent yields, effective yields and the total return (before taxes) of the Fund may be quoted in newsletters, advertisements and other publications that may include comparisons of the Fund’s performance with the performance of various indices and investments for which reliable performance data are available and to averages, performance rankings or other information compiled by recognized mutual fund statistical services.  Performance information is generally available by calling ALPS at 1-800-392-CORE (2673).

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Any fees charged by your Service Organization directly to your account in connection with an investment in the Fund will not be included in the Fund’s calculations of yield and/or total return.

Performance quotations of the Fund represent its past performance, and you should not consider them representative of future results.  The investment return and principal value of an investment in the Fund will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.  Because performance will fluctuate, you cannot necessarily compare an investment in Fund shares with bank deposits, savings accounts and similar investment alternatives that often provide an agreed or guaranteed fixed yield for a stated period of time.

Total Return Calculations

The average annual total return (before taxes) represents the average annual percentage change in the value of an investment in the Fund over a specified measuring period.  Average annual returns for more than one year tend to smooth out variations in the Fund’s return and are not the same as actual annual results.  Each Fund computes its average annual total return (before taxes) by determining the average annual compounded rates of return during specified periods that equate the initial amount invested to the ending redeemable value of such investment.  This is done by dividing the ending redeemable value of a hypothetical $1,000 initial payment by $1,000 and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result.  This calculation can be expressed as follows:

Where:	ERV=	ending redeemable value at the end of the period covered by computation of a hypothetical $1,000 payment made at the beginning of the period.

	P=	hypothetical initial payment of $1,000.

	N=	period covered by the computation, expressed in terms of years.

The aggregate total return reflects income and capital appreciation/depreciation and establishes a total percentage change in the value of an investment in the Fund over a specified measuring period.  It is computed by determining the aggregate rates of return during specified periods that likewise equate the initial amount invested to the ending redeemable value of such investment.  The formula for calculating aggregate total return is as follows:

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The calculations of average annual total return (before taxes) and aggregate total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment dates during the period and includes all recurring fees charged by the Trust to all shareholder accounts.  The ending redeemable value (variable “ERV” in each formula) is determined by assuming complete redemption of the hypothetical investment and the deduction of all nonrecurring charges at the end of the period covered by the computations.

The “average annual total return (after taxes on distributions)” and “average annual total return (after taxes on distributions and redemptions)” for the Fund are included in the Prospectus.

Average annual total return (after taxes on distributions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions but not redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment but further assumes that the redemption has no federal income tax consequences.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the impact of federal income taxes due on distributions, the federal income taxes rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is also taken into account in accordance with federal tax law.  The calculation disregards (i) the effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).

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Average annual total return (after taxes on distributions and redemptions) for a specified period is derived by calculating the actual dollar amount of the investment return on a $1,000 investment made at the maximum public offering price applicable to the relevant class at the beginning of the period, and then calculating the annual compounded rate of return (after federal income taxes on distributions and redemptions) that would produce that amount, assuming a redemption at the end of the period.  This calculation assumes a complete redemption of the investment.  This calculation also assumes that all dividends and distributions, less the federal income taxes due on such distributions, are reinvested at net asset value on the reinvestment dates during the period.  In calculating the federal income taxes due on distributions, the federal income tax rates used correspond to the tax character of each component of the distributions (e.g., ordinary income rate for ordinary income distributions, short-term capital gain rate for short-term capital gain distributions and long-term capital gain rate for long-term capital gain distributions).  The highest individual marginal federal income tax rate in effect on the reinvestment date is applied to each component of the distributions on the reinvestment date.  These tax rates may vary over the measurement period.  The effect of applicable tax credits, such as the foreign tax credit, is taken into account in accordance with federal tax law.  The calculation disregards the (i) effect of phase-outs of certain exemptions, deductions and credits at various income levels, (ii) the impact of the federal alternative minimum tax, and (iii) the potential tax liabilities other than federal tax liabilities (e.g., state and local taxes).  In calculating the federal income taxes due on redemptions, capital gains taxes resulting from a redemption are subtracted from the redemption proceeds and the tax benefits from capital losses resulting from the redemption are added to the redemption proceeds.  The highest federal individual capital gains tax rate in effect on the redemption date is used in such calculation.  The federal income tax rates used correspond to the tax character of any gains or losses (e.g., short-term or long-term).  When the return after taxes on distributions and redemption of shares is higher than returns after taxes on distributions, it is because of realized losses.  If realized losses occur upon the sale of shares, capital loss is recorded as a tax benefit which increases returns.

The Fund may also from time to time include in advertisements, sales literature, communications to shareholders and other materials (collectively, “Materials”) a total return figure that more accurately compares the Fund’s performance with other measures of investment return.  For example, in comparing the Fund’s total return with data published by Lipper, Inc., Morningstar, Inc., CDA Investment Technologies, Inc. or Weisenberger Investment Company Service, or with the performance of an index, the Fund may calculate its aggregate total return for the period of time specified in the Materials by assuming the investment of $10,000 in shares of the Fund and assuming the reinvestment of all dividends and distributions.  Percentage increases are determined by subtracting the initial value of the investment from the ending value and by dividing the remainder by the beginning value.

The Fund may also from time to time include discussions or illustrations of the effects of compounding in Materials.  “Compounding” refers to the fact that, if dividends or other distributions on an investment in the Fund are paid in the form of additional shares of the Fund, any future income or capital appreciation of the Fund would increase the value, not only of the original investment, but also of the additional shares received through reinvestment.  As a result, the value of the investment in the Fund would increase more quickly than if dividends or other distributions had been paid in cash.

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In addition, the Fund may also include in Materials discussions and/or illustrations of the potential investment goals of a prospective investor, investment management strategies, techniques, policies or investment suitability of the Fund (such as value investing, market timing, dollar cost averaging, asset allocation, constant ratio transfer, automatic account rebalancing, the advantages and disadvantages of investing in tax-deferred and taxable investments), economic conditions, the relationship between sectors of the economy and the economy as a whole, various securities markets, the effects of inflation and historical performance of various asset classes, including but not limited to, stocks, bonds and Treasury securities.  From time to time, Materials may summarize the substance of information contained in shareholder reports (including the investment composition of the Fund), as well as the views of the Advisor as to current market, economic, trade and interest rate trends, legislative, regulatory and monetary developments, investment strategies and related matters believed to be of relevance to the Fund.  The materials may also refer to or describe the types of clients the Advisor advises, and describe the Advisor’s method of operation, internal work environment, procedure and philosophy.  The Fund may also include in Materials charts, graphs or drawings that compare the investment objective, return potential, relative stability and/or growth possibilities of the Fund and/or other mutual funds, or illustrate the potential risks and rewards of investment in various investment vehicles, including but not limited to, stocks, bonds, Treasury securities and shares of the Fund and/or other mutual funds.  Materials may include a discussion of certain attributes or benefits to be derived by an investment in the Fund and/or other mutual funds, shareholder profiles and hypothetical investor scenarios, timely information on financial management, tax and retirement planning and investment alternatives to certificates of deposit and other financial instruments.  Such Materials may include symbols, headlines or other material that highlight or summarize the information discussed in more detail therein.  From time to time, the materials may include contests or promotions that may include the award of Fund shares as prizes, and a waiver of certain minimum amount requirements to open an account.

MISCELLANEOUS

As used in this SAI, a “majority of the outstanding shares” of the Fund or a class of shares means, with respect to the approval of an investment advisory agreement, a distribution plan or as a change in a fundamental investment policy, the lesser of (1) 67% of the shares of the particular Fund or class represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund or class are present in person or by proxy, or (2) more than 50% of the outstanding shares of such Fund or class.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

Short-Term Credit Ratings

A Standard & Poor’s short-term issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation having an original maturity of no more than 365 days.  The following summarizes the rating categories used by Standard & Poor’s for short-term issues:

“A-1” – Obligations are rated in the highest category and indicate that the obligor’s capacity to meet its financial commitment on the obligation is strong.  Within this category, certain obligations are designated with a plus sign (+).  This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

“A-2” – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

“A-3” – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

“B” – Obligations have significant speculative characteristics.  The obligor currently has the capacity to meet its financial commitment on the obligation.  However, it faces major ongoing uncertainties that could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“C” – Obligations are currently vulnerable to nonpayment and are dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.

“D” – Obligations are in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Local Currency and Foreign Currency Risks – Country risk considerations are a standard part of Standard & Poor’s analysis for credit ratings on any issuer or issue.  Currency of repayment is a key factor in this analysis.  An obligor’s capacity to repay foreign currency obligations may be lower than its capacity to repay obligations in its local currency due to the sovereign government’s own relatively lower capacity to repay external versus domestic debt.  These sovereign risk considerations are incorporated in the debt ratings assigned to specific issues.  Foreign currency issuer ratings are also distinguished from local currency issuer ratings to identify those instances where sovereign risks make them different for the same issuer.

Moody’s short-term ratings are opinions of the ability of issuers to honor senior financial obligations and contracts.  These obligations have an original maturity not exceeding one year, unless explicitly noted.  The following summarizes the rating categories used by Moody’s for short-term obligations:

“Prime-1” – Issuers (or supporting institutions) have a superior ability for repayment of senior short-term debt obligations.  Prime-1 repayment ability will often be evidenced by many of the following characteristics:  leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well-established access to a range of financial markets and assured sources of alternate liquidity.

“Prime-2” – Issuers (or supporting institutions) have a strong ability to repay senior short-term debt obligations.  This will normally be evidenced by many of the characteristics cited above but to a lesser degree.  Earnings trends and coverage ratios, while sound, may be more subject to variation than is the case for Prime-1 securities.  Capitalization characteristics, while still appropriate, may be more affected by external conditions.  Ample alternate liquidity is maintained.

“Prime-3” – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short-term debt obligations.  The effect of industry characteristics and market compositions may be more pronounced.  Variability in earnings and profitability may result in changes in the level of debt-protection measurements and may require relatively high financial leverage.  Adequate alternate liquidity is maintained.

“Not Prime” – Issuers do not fall within any of the Prime rating categories.

Fitch short-term ratings apply to time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus place greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.  The following summarizes the rating categories used by Fitch for short-term obligations:

“F1” – Securities possess the highest credit quality.  This designation indicates the strongest capacity for timely payment of financial commitments and may have an added “+” to denote any exceptionally strong credit feature.

“F2” – Securities possess good credit quality.  This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

“F3” – Securities possess fair credit quality.  This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

“B” – Securities possess speculative credit quality.  This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

“C” – Securities possess high default risk.  Default is a real possibility.  This designation indicates a capacity for meeting financial commitments that is solely reliant upon a sustained, favorable business and economic environment.

“D” – Securities are in actual or imminent payment default.

Long-Term Credit Ratings

The following summarizes the ratings used by Standard & Poor’s for long-term issues:

“AAA” – An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s.  The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

“AA” – An obligation rated “AA” differs from the highest rated obligations only in small degree.  The obligor’s capacity to meet its financial commitment on the obligation is very strong.

“A” – An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories.  However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

“BBB” – An obligation rated “BBB” exhibits adequate protection parameters.  However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated “BB,” “B,” “CCC,” “CC” and “C” are regarded as having significant speculative characteristics.  “BB” indicates the least degree of speculation and “C” the highest.  While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

“BB” – An obligation rated “BB” is less vulnerable to nonpayment than other speculative issues.  However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

“B” – An obligation rated “B” is more vulnerable to nonpayment than obligations rated “BB,” but the obligor currently has the capacity to meet its financial commitment on the obligation.  Adverse business, financial or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

“CCC” – An obligation rated “CCC” is currently vulnerable to nonpayment and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation.  In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

“CC” – An obligation rated “CC” is currently highly vulnerable to nonpayment.

“C” – A subordinated debt obligation rated “C” is currently highly vulnerable to nonpayment.  The “C” rating may be used to cover a situation where a bankruptcy petition has been filed or similar action taken, but payments on this obligation are being continued.

“D” – An obligation rated “D” is in payment default.  The “D” rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payment will be made during such grace period.  The “D” rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

-              PLUS (+) OR MINUS (-) – The ratings from “AA” through “CCC” may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

The following summarizes the ratings used by Moody’s for long-term debt:

“Aaa” – Bonds are judged to be of the best quality.  They carry the smallest degree of investment risk and are generally referred to as “gilt edged.”  Interest payments are protected by a large or by an exceptionally stable margin and principal is secure.  While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

“Aa” – Bonds are judged to be of high quality by all standards.  Together with the “Aaa” group they comprise what are generally known as high-grade bonds.  They are rated lower than the best bonds because margins of protection may not be as large as in “Aaa” securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risk appear somewhat larger than the “Aaa” securities.

“A” – Bonds possess many favorable investment attributes and are to be considered as upper-medium-grade obligations.  Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

“Baa” – Bonds are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured).  Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time.  Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

“Ba” – Bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate, and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

“B” – Bonds generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

“Caa” – Bonds are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

“Ca” – Bonds represent obligations that are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

“C” – Bonds are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note:  Moody’s applies numerical modifiers 1, 2, and 3 in each generic rating classification from “Aa” through “Caa.”  The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of its generic rating category.

The following summarizes long-term ratings used by Fitch:

“AAA” – Securities considered to be investment grade and of the highest credit quality.  These ratings denote the lowest expectation of credit risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments.  This capacity is highly unlikely to be adversely affected by foreseeable events.

“AA” – Securities considered to be investment grade and of very high credit quality.  These ratings denote a very low expectation of credit risk and indicate very strong capacity for timely payment of financial commitments.  This capacity is not significantly vulnerable to foreseeable events.

“A” – Securities considered to be investment grade and of high credit quality.  These ratings denote a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered strong.  This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

“BBB” – Securities considered to be investment grade and of good credit quality.  These ratings denote that there is currently a low expectation of credit risk.  The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity.  This is the lowest investment grade category.

“BB” – Securities considered to be speculative.  These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met.  Securities rated in this category are not investment grade.

“B” – Securities considered to be highly speculative.  These ratings indicate that significant credit risk is present, but a limited margin of safety remains.  Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

“CCC,” “CC” and “C” – Securities have high default risk.  Default is a real possibility, and capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments.  “CC” ratings indicate that default of some kind appears probable, and “C” ratings signal imminent default.

“DDD,” “DD” and “D” – Securities are in default.  The ratings of obligations in these categories are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor.  While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines.  “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest.  “DD” indicates potential recoveries in the range of 50%-90%, and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations.  Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process.  Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect for repaying all obligations.

PLUS (+) or MINUS (-) may be appended to a rating to denote relative status within major rating categories.  Such suffixes are not added to the “AAA” long-term rating category or to categories below “CCC”.

Notes to Short-Term and Long-Term Credit Ratings

Standard & Poor’s

CreditWatch:  CreditWatch highlights the potential direction of a short- or long-term rating.  It focuses on identifiable events and short-term trends that cause ratings to be placed under special surveillance by Standard & Poor’s analytical staff.  These may include mergers, recapitalizations, voter referendums, regulatory action, or anticipated operating developments.  Ratings appear on CreditWatch when such an event or a deviation from an expected trend occurs and additional information is necessary to evaluate the current rating.  A listing, however, does not mean a rating change is inevitable, and whenever possible, a range of alternative ratings will be shown.  CreditWatch is not intended to include all ratings under review, and rating changes may occur without the ratings having first appeared on CreditWatch.  The “positive” designation means that a rating may be raised; “negative” means a rating may be lowered; and “developing” means that a rating may be raised, lowered or affirmed.

Rating Outlook:  A Standard & Poor’s Rating Outlook assesses the potential direction of a long-term credit rating over the intermediate to longer term.  In determining a Rating Outlook, consideration is given to any changes in the economic and/or fundamental business conditions.  An Outlook is not necessarily a precursor of a rating change or future CreditWatch action.

  Positive means that a rating may be raised.

  Negative means that a rating may be lowered.

  Stable means that a rating is not likely to change.

  Developing means a rating may be raised or lowered.

  N.M. means not meaningful.

Moody’s

Watchlist:  Watchlists list the names of credits whose ratings have a likelihood of changing.  These names are actively under review because of developing trends or events that, in Moody’s opinion, warrant a more extensive examination.  Inclusion on this Watchlist is made solely at the discretion of Moody’s Investors Service, and not all borrowers with ratings presently under review for possible downgrade or upgrade are included on any one Watchlist.  In certain cases, names may be removed from this Watchlist without a change in rating.

Fitch

Withdrawn:  A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

Rating Watch:  Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change.  These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or maintained.  Rating Watch is typically resolved over a relatively short period.

Rating Outlook:  A Rating Outlook indicates the direction a rating is likely to move over a one to two-year period.  Outlooks may be positive, stable or negative.  A positive or negative Rating Outlook does not imply a rating change is inevitable.  Similarly, companies whose outlooks are “stable” could be upgraded or downgraded before an outlook moves to a positive or negative if circumstances warrant such an action.  Occasionally, Fitch may be unable to identify the fundamental trend.  In these cases, the Rating Outlook may be described as evolving.

Municipal Note Ratings

A Standard & Poor’s note rating reflects the liquidity factors and market access risks unique to notes due in three years or less.  The following summarizes the ratings used by Standard & Poor’s for municipal notes:

“SP-1” – The issuers of these municipal notes exhibit a strong capacity to pay principal and interest.  Those issues determined to possess a very strong capacity to pay debt service are given a plus (+) designation.

“SP-2” – The issuers of these municipal notes exhibit a satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

“SP-3” – The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

In municipal debt issuance, there are three rating categories for short-term obligations that are considered investment grade.  These ratings are designated Moody’s Investment Grade (“MIG”) and are divided into three levels – MIG 1 through MIG 3.  In the case of variable rate demand obligations, a two-component rating is assigned.  The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments.  The second element represents Moody’s evaluation of the degree of risk associated with the demand feature, using the MIG rating scale.  The short-term rating assigned to the demand feature is designated as VMIG.  MIG ratings expire at note maturity.  By contrast, VMIG ratings expirations will be a function of each issue’s specific structural or credit features.  The following summarizes the ratings by Moody’s for these short-term obligations:

“MIG-1”/“VMIG-1” – This designation denotes superior credit quality.  Excellent protection is afforded by established cash flows, highly reliable liquidity support or demonstrated broad-based access to the market for refinancing.

“MIG-2”/“VMIG-2” – This designation denotes strong credit quality.  Margins of protection are ample although not as large as in the preceding group.

“MIG-3”/“VMIG-3” – This designation denotes acceptable credit quality.  Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

“SG” – This designation denotes speculative-grade credit quality.  Debt instruments in this category lack sufficient margins of protection.

Fitch uses the same ratings for municipal securities as described above for other short-term credit ratings.

Moody's Preferred Stock Ratings

Because of the fundamental differences between preferred stocks and bonds, a variation of our familiar bond rating symbols is used in the quality ranking of preferred stock. The symbols, presented below, are designed to avoid comparison with bond quality in absolute terms. It should always be borne in mind that preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

"aaa"  - An issue rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

"aa"  - An issue rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance the earnings and asset protection will remain relatively well maintained in the foreseeable future.

"a"  - An issue rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classification, earnings and asset protection are, nevertheless, expected to be maintained at adequate levels.

"baa"  - An issue rated "baa" is considered to be a medium-grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

"ba"  - An issue rated "ba" is considered to have speculative elements and its future cannot be considered well assured. Earnings and asset protection may be very moderate and not well safeguarded during adverse periods. Uncertainty of position characterizes preferred stocks in this class.

"b"  - An issue rated "b" generally lacks the characteristics of a desirable investment. Assurance of dividend payments and maintenance of other terms of the issue over any long period of time may be small.

"caa"  - An issue rated "caa" is likely to be in arrears on dividend payments. This rating designation does not purport to indicate the future status of payments.

"ca"  - An issue rated "ca" is speculative in a high degree and is likely to be in arrears on dividends with little likelihood of eventual payments.

"c"  - This is the lowest rated class of preferred or preference stock. Issues so rated can thus be regarded as having extremely poor prospects of ever attaining any real investment standing.

Note: Moody's applies numerical modifiers 1, 2, and 3 in each rating classification: the modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

About Credit Ratings

A Standard & Poor’s issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation.  The issue credit rating is not a recommendation to purchase, sell or hold a financial obligation.  Credit ratings may be changed, suspended or withdrawn.

Moody’s credit ratings must be construed solely as statements of opinion and not recommendations to purchase, sell or hold any securities.

Fitch credit ratings are an opinion on the ability of an entity or of a securities issue to meet financial commitments on a timely basis.  Fitch credit ratings are used by investors as indications of the likelihood of getting their money back in accordance with the terms on which they invested.  However, Fitch credit ratings are not recommendations to buy, sell or hold any security.  Ratings may be changed or withdrawn.

Appendix B

Summary of Denver Investment Advisors LLC Proxy Voting Policy

Denver Investment Advisors LLC (“DenverIA”), unless otherwise directed by our clients, will make reasonable attempts to research, vote and record all proxy ballots for the security positions we maintain on our clients’ behalf.  To execute this responsibility to the highest standard, DenverIA relies heavily on its subscription to RiskMetrics Group. RiskMetrics Group provides proxy research and recommendations, as well as automated voting and record keeping through its ISS Governance Services (“ISS”). Although RiskMetrics Group offers other consulting services to companies that it also makes proxy vote recommendations on, we review their policies and certain reports regarding its internal controls a minimum of once per year and will only use RiskMetrics Group as long as we deem it independent.

We review ISS’ Proxy Voting Guidelines at least annually and follow their recommendations on most issues for shareholder vote.  Subcategories within the guidelines include:

  1)   Operational Items

  2)   Board of Directors

  3)   Proxy Contests

  4)   Anti-takeover Defenses and Voting Related Issues

  5)   Mergers and Corporate Restructurings

  6)   State of Incorporation

  7)   Capital Structure

  8)   Executive and Director Compensation

  9)   Corporate Social Responsibility Issues

10)   Mutual Fund Proxies

11)   Global Proxy Voting Matters

In the rare instance where our portfolio research or security Analyst believes that any ISS recommendation would be to the detriment of our investment clients, we can and will override the ISS recommendation through a manual vote.  The final authorization to override an ISS recommendation must be approved by the CCO, or a member of the Management Committee other than the Analyst. A written record supporting the decision to override the ISS recommendation will be maintained.

Special considerations are made for stocks traded on foreign exchanges.  Specifically, if voting will hinder or impair the liquidity of these stocks, DenverIA will not exercise its voting rights.

For any matters subject to proxy vote for mutual funds in which DenverIA is an affiliated party, DenverIA will vote on behalf of clients invested in such mutual funds in accordance with ISS, with no exceptions.

Client information is automatically recorded in ISS’ system for record keeping.  ISS provides the necessary reports for Westcore Funds to prepare its Form N-PX annually.

Below is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

2008 U.S. Proxy Voting Guidelines

Concise Summary

ISS Governance Services

December 21, 2007

Copyright © 2007 by RiskMetrics Group.

All rights reserved. No part of this publication may be reproduced or transmitted in any form or by any means, electronic or mechanical, including photocopy, recording, or any information storage and retrieval system, without permission in writing from the publisher. Requests for permission to make copies of any part of this work should be sent to: RiskMetrics Group Marketing Department, One Chase Manhattan Plaza, 44th Floor, New York, NY 10005. RiskMetrics Group is a trademark used herein under license.

Risk Management | RiskMetrics Labs | ISS Governance Services | Financial Research & Analysis
www.riskmetrics.com

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

ISS Governance Services
Concise Summary of 2008 U.S. Proxy Voting Guidelines

Effective for Meetings on or after Feb. 1, 2008
Updated Dec. 21, 2007

1. Auditors

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

  An auditor has a financial interest in or association with the company, and is therefore not independent;

  There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

  Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  Fees for non-audit services (“other” fees) are excessive.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

  The tenure of the audit firm;

  The length of rotation specified in the proposal;

  Any significant audit-related issues at the company;

  The number of audit committee meetings held each year;

  The number of financial experts serving on the committee; and

  Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors

Voting on Director Nominees in Uncontested Elections

Vote AGAINST or WITHHOLD from individual directors who:

  Attend less than 75 percent of the board and committee meetings without a valid excuse;

  Sit on more than six public company boards;

  Are CEOs of public companies who sit on the boards of more than two public companies besides their own- -withhold only at their outside boards.

Vote AGAINST or WITHHOLD from all nominees of the board of directors, (except from new nominees, who should be considered on a CASE-BY-CASE basis) if:

  The company’s proxy indicates that not all directors attended 75 percent of the aggregate of their board and committee meetings, but fails to provide the required disclosure of the names of the directors involved. If this information cannot be obtained, vote against/withhold from all incumbent directors;

  The company’s poison pill has a dead-hand or modified dead-hand feature. Vote against/withhold every year until this feature is removed;

  The board adopts or renews a poison pill without shareholder approval, does not commit to putting it to shareholder vote within 12 months of adoption (or in the case of an newly public company, does not commit to put the pill to a shareholder vote within 12 months following the IPO), or reneges on a commitment to put the pill to a vote, and has not yet received a withhold/against recommendation for this issue;

  The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

  The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

  At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the underlying issue(s) that caused the high withhold/against vote;

  The company is a Russell 3000 company that underperformed its industry group (GICS group) under ISS’ “Performance Test for Directors” policy;

  The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election- -any or all appropriate nominees (except new) may be held accountable.

Vote AGAINST or WITHHOLD from inside directors and affiliated outside directors when:

  The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

  The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

  The company lacks a formal nominating committee, even if board attests that the independent directors fulfill the functions of such a committee;

  The full board is less than majority independent.

Vote AGAINST or WITHHOLD from the members of the audit committee if:

  The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

  Poor accounting practices are identified which rise to a level of serious concern, such as: fraud;

  misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

  There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote AGAINST or WITHHOLD from the members of the compensation committee if:

  There is a negative correlation between the chief executive’s pay and company performance;

  The company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;

  The company fails to submit one-time transfers of stock options to a shareholder vote;

  The company fails to fulfill the terms of a burn-rate commitment made to shareholders;

  The company has backdated options (see “Options Backdating” policy);

  The company has poor compensation practices (see “Poor Pay Practices” policy). Poor pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Vote AGAINST or WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

Classification/Declassification of the Board

Vote AGAINST proposals to classify the board. Vote FOR proposals to repeal classified boards and to elect all directors annually.

Cumulative Voting

Generally vote AGAINST proposals to eliminate cumulative voting. Generally vote FOR proposals to restore or provide for cumulative voting unless:

  The company has proxy access or a similar structure to allow shareholders to nominate directors to the company’s ballot; and

  The company has adopted a majority vote standard, with a carve-out for plurality voting in situations where there are more nominees than seats, and a director resignation policy to address failed elections.

Vote FOR proposals for cumulative voting at controlled companies (insider voting power > 50 percent).

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all the following:

  Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

-         presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

-         serves as liaison between the chairman and the independent directors;

-         approves information sent to the board;

-         approves meeting agendas for the board;

-         approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

-         has the authority to call meetings of the independent directors;

-         if requested by major shareholders, ensures that he is available for consultation and direct communication;

•    The company publicly discloses a comparison of the duties of its independent lead director and its chairman;

•    The company publicly discloses a sufficient explanation of why it chooses not to give the position of chairman to the independent lead director, and instead combine the chairman and CEO positions;

•    Two-thirds independent board;

•    All independent key committees;

•    Established governance guidelines;

•    The company should not have underperformed both its peers and index on the basis of both one-year and three-year total shareholder returns*, unless there has been a change in the Chairman/CEO position within that time; and

•    The company does not have any problematic governance issues.

Vote FOR the proposal if the company does not provide disclosure with respect to any or all of the bullet points above. If disclosure is provided, evaluate on a CASE-BY-CASE basis.

* The industry peer group used for this evaluation is the average of the 12 companies in the same six-digit GICS group that are closest in revenue to the company. To fail, the company must underperform its index and industry group on all four measures (one- and three-year on industry peers and index).

Majority Vote Shareholder Proposals

Generally vote FOR precatory and binding resolutions requesting that the board change the company’s bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with the state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats. Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.

Open Access

Vote shareholder proposals asking for open or proxy access on a CASE-BY-CASE basis, taking into account:

•         The ownership threshold proposed in the resolution;

•         The proponent’s rationale for the proposal at the targeted company in terms of board and director conduct.

3. Proxy Contests

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•         Long-term financial performance of the target company relative to its industry;

•         Management’s track record;

•         Background to the proxy contest;

•         Qualifications of director nominees (both slates);

•         Strategic plan of dissident slate and quality of critique against management;

•         Likelihood that the proposed goals and objectives can be achieved (both slates);

•         Stock ownership positions.

Reimbursing Proxy Solicitation Expenses

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

Generally vote FOR shareholder proposals calling for the reimbursement of reasonable costs incurred in connection with nominating one or more candidates in a contested election where the following apply:

  The election of fewer than 50 percent of the directors to be elected is contested in the election;

  One or more of the dissident’s candidates is elected;

  Shareholders are not permitted to cumulate their votes for directors; and

  The election occurred, and the expenses were incurred, after the adoption of this bylaw.

4. Takeover Defenses

Poison Pills

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

  Shareholders have approved the adoption of the plan; or

  The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within 12 months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

  No lower than a 20 percent trigger, flip-in or flip-over;

  A term of no more than three years;

  No dead-hand, slow-hand, no-hand, or similar feature that limits the ability of a future board to redeem the pill;

  Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting, or seek a written consent to vote on rescinding the pill.

Shareholder Ability to Call Special Meetings

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings. Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote. Vote FOR proposals to lower supermajority vote requirements.

5. Mergers and Corporate Restructurings

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

  Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

  Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

  Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

  Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

  Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The aggregate CIC figure may be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

  Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

6. State of Incorporation

Reincorporation Proposals

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including:

  The reasons for reincorporating;

  A comparison of the governance provisions;

  Comparative economic benefits; and

  A comparison of the jurisdictional laws.

7. Capital Structure

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company’s ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

  Rationale;

  Good performance with respect to peers and index on a five-year total shareholder return basis;

  Absence of non-shareholder approved poison pill;

  Reasonable equity compensation burn rate;

  No non-shareholder approved pay plans; and

  Absence of egregious equity compensation practices.

Dual-Class Stock

Vote AGAINST proposals to create a new class of common stock with superior voting rights. Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

  It is intended for financing purposes with minimal or no dilution to current shareholders;

  It is not designed to preserve the voting power of an insider or significant shareholder.

Issue Stock for Use with Rights Plan

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

Preferred Stock

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock), and AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose. Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense), and FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable. Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

8. Executive and Director Compensation

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

  The total cost of the company’s equity plans is unreasonable;

  The plan expressly permits the repricing of stock options without prior shareholder approval;

  There is a disconnect between CEO pay and the company’s performance;

  The company’s three year burn rate exceeds the greater of 2% and the mean plus one standard deviation of its industry group; or

  The plan is a vehicle for poor pay practices.

Poor Pay Practices

Vote AGAINST or WITHHOLD from compensation committee members, the CEO, and potentially the entire board, if the company has poor compensation practices. Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

The following practices, while not exhaustive, are examples of poor compensation practices:

  Egregious employment contracts (e.g., multi-year guarantees for salary increases, bonuses, and equity compensation);

  Excessive perks (overly generous cost and/or reimbursement of taxes for personal use of corporate aircraft, personal security systems maintenance and/or installation, car allowances, and/or other excessive arrangements relative to base salary);

  Abnormally large bonus payouts without justifiable performance linkage or proper disclosure (e.g., performance metrics that are changed, canceled, or replaced during the performance period without adequate explanation of the action and the link to performance);

  Egregious pension/SERP (supplemental executive retirement plan) payouts (inclusion of additional years of service not worked that result in significant payouts, or inclusion of performance-based equity awards in the pension calculation;

  New CEO with overly generous new hire package (e.g., excessive “make whole” provisions);

  Excessive severance and/or change-in-control provisions: Inclusion of excessive change-in-control or severance payments, especially those with a multiple in excess of 3X cash pay;

-     Severance paid for a “performance termination,” (i.e., due to the executive’s failure to perform job functions at the appropriate level);

-     Change-in-control payouts without loss of job or substantial diminution of job duties (single-triggered);

-     Perquisites for former executives such as car allowances, personal use of corporate aircraft, or other inappropriate arrangements;

  Poor disclosure practices, (unclear explanation of how the CEO is involved in the pay setting process, retrospective performance targets and methodology not discussed, or methodology for benchmarking practices and/or peer group not disclosed and explained);

  Internal pay disparity (e.g., excessive differential between CEO total pay and that of next highest-paid named executive officer);

  Other excessive compensation payouts or poor pay practices at the company.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

Director Compensation

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company’s allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board’s compensation are met and disclosed in the proxy statement:

  Director stock ownership guidelines with a minimum of three times the annual cash retainer.

  Vesting schedule or mandatory holding/deferral period:

-    A minimum vesting of three years for stock options or restricted stock; or

-    Deferred stock payable at the end of a three-year deferral period.

  Mix between cash and equity:

-    A balanced mix of cash and equity, for example 40 percent cash/60 percent equity or 50 percent cash/50 percent equity; or

-    If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

  No retirement/benefits and perquisites provided to non-employee directors; and

  Detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

Employee Stock Purchase Plans--Qualified Plans

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

  Purchase price is at least 85 percent of fair market value;

  Offering period is 27 months or less; and

  The number of shares allocated to the plan is 10 percent or less of the outstanding shares. Vote AGAINST qualified employee stock purchase plans where any of the following apply:

  Purchase price is less than 85 percent of fair market value; or

  Offering period is greater than 27 months; or

  The number of shares allocated to the plan is more than 10 percent of the outstanding shares.

Employee Stock Purchase Plans--Non-Qualified Plans

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

  Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

  Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

  Company matching contribution up to 25 percent of employee’s contribution, which is effectively a discount of 20 percent from market value;

  No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee’s contribution, evaluate the cost of the plan against its allowable cap.

Options Backdating

In cases where a company has practiced options backdating, vote AGAINST or WITHHOLD on a CASE-BY-CASE basis from the members of the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. Vote AGAINST or WITHHOLD from the compensation committee members who oversaw the questionable options practices or from current compensation committee

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

members who fail to respond to the issue proactively, depending on several factors, including, but not limited to:

  Reason and motive for the options backdating issue (inadvertent vs. deliberate grant date changes);

  Length of time of options backdating;

  Size of restatement due to options backdating;

  Corrective actions taken by the board or compensation committee, such as canceling or repricing backdated options, or recoupment of option gains on backdated grants;

  Adoption of a grant policy that prohibits backdating, and creation of a fixed grant schedule or window period for equity grants going forward.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, considering:

  Historic trading patterns- -the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

  Rationale for the re-pricing- -was the stock price decline beyond management's control?

  Is this a value-for-value exchange?

  Are surrendered stock options added back to the plan reserve?

  Option vesting- -does the new option vest immediately or is there a black-out period?

  Term of the option- -the term should remain the same as that of the replaced option;

  Exercise price--should be set at fair market or a premium to market;

  Participants--executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s three-year average burn rate. In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Stock Plans in Lieu of Cash

Vote CASE-by-CASE on plans that provide participants with the option of taking all or a portion of their cash compensation in the form of stock, and on plans that do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation. Vote FOR non-employee director-only equity plans that provide a dollar-for-dollar cash-for-stock exchange.

Transfer Programs of Stock Options

Vote AGAINST or WITHHOLD from compensation committee members if they fail to submit one-time transfers to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

  Executive officers and non-employee directors are excluded from participating;

  Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

  There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants. Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back “in-the-money” over the near term.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

Vote AGAINST equity plan proposals if the details of ongoing Transfer of Stock Options programs are not provided to shareholders. Since TSOs will be one of the award types under a stock plan, the ongoing TSO program, structure and mechanics must be disclosed to shareholders. The specific criteria to be considered in evaluating these proposals include, but not limited, to the following:

  Eligibility;

  Vesting;

  Bid-price;

  Term of options;

  Transfer value to third-party financial institution, employees and the company.

Amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the named executive officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Compensation Consultants--Disclosure of Board or Company’s Utilization

Generally vote FOR shareholder proposals seeking disclosure regarding the company, board, or compensation committee’s use of compensation consultants, such as company name, business relationship(s) and fees paid.

Disclosure/Setting Levels or Types of Compensation for Executives and Directors

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company. Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation. Vote AGAINST shareholder proposals requiring director fees be paid in stock only. Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long-term corporate outlook.

Pay for Superior Performance

Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior performance standard in the company's compensation plan for senior executives. The proposal should have the following principles:

  Sets compensation targets for the plan’s annual and long-term incentive pay components at or below the peer group median;

  Delivers a majority of the plan’s target long-term compensation through performance-vested, not simply time-vested, equity awards;

  Provides the strategic rationale and relative weightings of the financial and non-financial performance metrics or criteria used in the annual and performance-vested long-term incentive components of the plan;

  Establishes performance targets for each plan financial metric relative to the performance of the company’s peer companies;

  Limits payment under the annual and performance-vested long-term incentive components of the plan to when the company’s performance on its selected financial performance metrics exceeds peer group median performance.

Consider the following factors in evaluating this proposal:

  What aspects of the company’s annual and long-term equity incentive programs are performance-driven?

  If the annual and long-term equity incentive programs are performance driven, are the performance criteria and hurdle rates disclosed to shareholders or are they benchmarked against a disclosed peer group?

  Can shareholders assess the correlation between pay and performance based on the current disclosure?

  What type of industry and stage of business cycle does the company belong to?

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

Performance-Based Awards

Vote CASE-BY-CASE on shareholder proposal requesting that a significant amount of future long-term incentive compensation awarded to senior executives shall be performance-based and requesting that the board adopt and disclose challenging performance metrics to shareholders, based on the following analytical steps:

  First, vote FOR shareholder proposals advocating the use of performance-based equity awards, such as performance contingent options or restricted stock, indexed options or premium-priced options, unless the proposal is overly restrictive or if the company has demonstrated that it is using a “substantial” portion of performance-based awards for its top executives. Standard stock options and performance-accelerated awards do not meet the criteria to be considered as performance-based awards. Further, premium-priced options should have a premium of at least 25 percent and higher to be considered performance-based awards.

  Second, assess the rigor of the company’s performance-based equity program. If the bar set for the performance-based program is too low based on the company’s historical or peer group comparison, generally vote FOR the proposal. Furthermore, if target performance results in an above target payout, vote FOR the shareholder proposal due to program’s poor design. If the company does not disclose the performance metric of the performance-based equity program, vote FOR the shareholder proposal regardless of the outcome of the first step to the test.

In general, vote FOR the shareholder proposal if the company does not meet both of these two requirements.

Pre-Arranged Trading Plans (10b5-1 Plans)

Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:

  Adoption, amendment, or termination of a 10b5-1 plan must be disclosed within two business days in a Form 8-K;

  Amendment or early termination of a 10b5-1 plan is allowed only under extraordinary circumstances, as determined by the board;

  Ninety days must elapse between adoption or amendment of a 10b5-1 plan and initial trading under the plan;

  Reports on Form 4 must identify transactions made pursuant to a 10b5-1 plan;

  An executive may not trade in company stock outside the 10b5-1 Plan.

  Trades under a 10b5-1 plan must be handled by a broker who does not handle other securities transactions for the executive.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation, taking into consideration:

  If the company has adopted a formal recoupment bonus policy; or

  If the company has chronic restatement history or material financial problems.

Severance Agreements for Executives/Golden Parachutes

Vote FOR shareholder proposals requiring that golden parachutes or executive severance agreements be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts. Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

  The triggering mechanism should be beyond the control of management;

  The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the change of control);

  Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

Supplemental Executive Retirement Plans (SERPs)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company’s executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans. Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company’s supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive’s annual salary and excluding of all incentive or bonus pay from the plan’s definition of covered compensation used to establish such benefits.

9. Corporate Social Responsibility (CSR) Issues

Consumer Lending

Vote CASE-BY CASE on requests for reports on the company’s lending guidelines and procedures, including the establishment of a board committee for oversight, taking into account:

  Whether the company has adequately disclosed mechanisms to prevent abusive lending practices;

  Whether the company has adequately disclosed the financial risks of the lending products in question;

  Whether the company has been subject to violations of lending laws or serious lending controversies;

  Peer companies’ policies to prevent abusive lending practices.

Pharmaceutical Pricing

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

  The existing level of disclosure on pricing policies;

  Deviation from established industry pricing norms;

  The company’s existing initiatives to provide its products to needy consumers;

  Whether the proposal focuses on specific products or geographic regions.

Product Safety and Toxic Materials

Generally vote FOR proposals requesting the company to report on its policies, initiatives/procedures, and oversight mechanisms related to toxic materials and/or product safety in its supply chain, unless:

  The company already discloses similar information through existing reports or policies such as a supplier code of conduct and/or a sustainability report;

  The company has formally committed to the implementation of a toxic materials and/or product safety and supply chain reporting and monitoring program based on industry norms or similar standards within a specified time frame; and

  The company has not been recently involved in relevant significant controversies or violations.

Vote CASE-BY-CASE on resolutions requesting that companies develop a feasibility assessment to phaseout of certain toxic chemicals and/or evaluate and disclose the financial and legal risks associated with utilizing certain chemicals, considering:

  Current regulations in the markets in which the company operates;

  Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

  The current level of disclosure on this topic.

Climate Change

In general, vote FOR resolutions requesting that a company disclose information on the impact of climate change on the company’s operations unless:

  The company already provides current, publicly available information on the perceived impact that climate change may have on the company as well as associated policies and procedures to address such risks and/or opportunities;

  The company’s level of disclosure is comparable to or better than information provided by industry peers; and

  There are no significant fines, penalties, or litigation associated with the company’s environmental performance.

2008 US Proxy Voting Guidelines Concise Summary

RiskMetrics Group                                                                                                                                                                         www.riskmetrics.com

Greenhouse Gas Emissions

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s line of business. Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines, or litigation resulting from greenhouse gas emissions.

Political Contributions and Trade Associations Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

  The company is in compliance with laws governing corporate political activities; and

  The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders. Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

  Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

  The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage. Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

  The company already discloses similar information through existing reports or policies such as an environment, health, and safety (EHS) report; a comprehensive code of corporate conduct; and/or a diversity report; or

  The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

2008 US Proxy Voting Guidelines Concise Summary

PART C - OTHER INFORMATION

Item 23.           Exhibits.

(a)	(1)

Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(2)

Amendment dated July 16, 1990 to Amended and Restated Declaration of Trust of Registrant dated November 19, 1987 is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(3)

Amendment No. 2 dated November 12, 2003 to Amended and Restated Declaration of Trust dated November 19, 1987 of Registrant is incorporated herein by reference to Exhibit 1(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(b)	(1)

Registrant's Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(2)

Amendment No. 1 dated November 15, 2006 to Amended and Restated Code of Regulations dated October 24, 1995 is incorporated herein by reference to Exhibit (b)(2) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(c)

See Articles IV, V and VIII of the Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); Amendment to Amended and Restated Declaration of Trust which is incorporated herein by reference to Exhibit (1)(b) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677); and Article II, Article V and Sections 6.1 and 6.4 of Article VI of the Amended and Restated Code of Regulations which is incorporated herein by reference to Exhibit 2(a) to Post-Effective Amendment No. 45 as filed with the Commission on September 27, 1996 (Registration No. 2-75677).

(d)	(1)

Amended and Restated Advisory Agreement dated November 1, 2000 between Registrant and Denver Investment Advisors LLC relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Small-Cap Opportunity Fund, Mid-Cap Value Fund (formerly the Mid-Cap Opportunity Fund), Small-Cap Opportunity Fund (formerly Small-Cap Growth Fund), Select Fund, International Frontier Fund, Flexible Income Fund (formerly the Intermediate-Term Bond Fund), Plus Bond Fund (formerly the Long-Term Bond Fund) and Colorado Tax-Exempt Fund is incorporated herein by reference to Exhibit (d) to Post-Effective Amendment No. 53 as filed with the Commission on September 24, 2001 (Registration No. 2-75677).

(2)

Advisory Agreement dated January 15, 2003 between Registrant and Denver Investment Advisors LLC relating to the Sarbanes-Oxley Act of 2002 is incorporated herein by reference to Exhibit (d)(2) to Post-Effective Amendment No. 64  as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(3)

Amendment No. 1 dated September 20, 2004 to the Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 99.6(c) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(4)

Amendment No. 2 dated May 21, 2008 to Amended and Restated Investment Advisory Agreement dated as of November 1, 2000 between Registrant and Denver Investment Advisors LLC is filed herein as Exhibit (d)(4).

	(5)	Fee Waiver Letter Agreement dated May 21, 2008 among Registrant, ALPS Fund Services, Inc. and Denver Investment Advisors LLC is filed herein as Exhibit (d)(5).
(e)	(1)

Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. relating to Registrant’s MIDCO Growth Fund, Blue Chip Fund, Flexible Income Fund, Plus Bond Fund, Growth Fund, Small-Cap Opportunity Fund, Colorado Tax-Exempt Fund, Mid-Cap Value Fund, Small-Cap Value Fund, Select Fund and International Frontier Fund is incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

	(2)	Amendment No. 1 dated May 21, 2008 to the Distribution Agreement dated as of September 30, 2005 between ALPS Distributors, Inc. and Registrant is filed herein as Exhibit (e)(2).
	(3)	Form of Broker/Dealer Selling Agreement is filed herein as Exhibit (e)(3).
	(4)	Form of Shareholder Servicing Agreement is filed herein as Exhibit (e)(4).
(5)

Anti-Money Laundering Delegation Amendment dated September 30, 2005 to Distribution Agreement dated September 30, 2005 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (e)(5) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 3008 (Registration No. 2-75677).

(6)

Letter Agreement dated October 1, 2003 between Registrant and ALPS Distributors, Inc. is incorporated herein by reference to Exhibit (7)(a)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(f)

Westcore Trust Deferred Compensation Plan (as amended and restated effective February 13, 2008) is incorporated herein by reference to Exhibit (f) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(g)	(1)

Custody Agreement dated October 1, 1999 between Registrant and Bank of New York is incorporated herein by reference to Exhibit (g)(1) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

	(2)

Amendment No. 1 dated December 15, 1999 to Custody Agreement dated October 1, 1999 relating to Registrant’s International Frontier Fund is incorporated herein by reference to Exhibit (g)(2) to Post-Effective Amendment No. 51 as filed with the Commission on July 18, 2000 (Registration No. 2-75677).

	(3)

Amendment dated July 2, 2001 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(7) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

	(4)

Amendment and Supplement dated December 15, 2006 to Custody Agreement dated as of October 1, 1999 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(4) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(5)	Amendment No. 3 dated May 21, 2008 to the Custody Agreement dated as of October 1, 1999 between Bank of New York Mellon Corporation and Registrant is filed herein as Exhibit (g)(5).
	(6)

Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York and Registrant is incorporated herein by reference to Exhibit (g)(6) to Post-Effective Amendment No. 54 as filed with the Commission on September 25, 2002 (Registration No. 2-75677).

	(7)	Amendment No. 1 dated May 21, 2008 to the Foreign Custody Manager Agreement dated July 2, 2001 between Bank of New York Mellon Corporation and Registrant is filed herein as Exhibit (g)(7).
	(8)

Westcore Domestic Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(8) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(9)

Westcore Global Custody Services fee schedule is incorporated herein by reference to Exhibit (g)(9) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

	(10)

Westcore Restricted Securities Pricing Program Services fee schedule is incorporated herein by reference to Exhibit (g)(10) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(h)	(1)	(i)

Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. relating to Registrant’s Colorado Tax-Exempt Fund, Plus Bond Fund (formerly known as the Intermediate-Term Bond Fund), Flexible Income Fund (formerly known as the Long-Term Bond Fund), Growth Fund(formerly known as the Growth and Income Fund and the Equity Income Fund), MIDCO Growth Fund, Blue Chip Fund (formerly known as the Modern Value Equity Fund), Small-Cap Opportunity Fund, Small-Cap Value Fund, Mid-Cap Value Fund (formerly know as the Mid-Cap Opportunity Fund), Select Fund and International Frontier Fund is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(ii)

Amendment No. 1 dated February 22, 2006 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(ii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(iii)

Addendum dated September 1, 2006 to Second Amended and Restated Administration Agreement dated January 1, 2006 among ALPS Fund Services, Inc., Denver Investment Advisors LLC and Registrant is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

	(iv)	Amendment No. 3 dated August 21, 2007 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iv) Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).
	(v)	Amendment No. 4 dated May 21, 2008 to the Second Amended and Restated Administration Agreement dated January 1, 2006 among Registrant, Denver Investment Advisors LLC and ALPS Fund Services, Inc. is filed herein as Exhibit (h)(1)(v).
	(vi)	Side Letter Agreement dated January 1, 2006 between Denver Investment Advisors LLC and ALPS Fund Services, Inc. is incorporated herein by reference to Exhibit (h)(1)(iii) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).
(2)	(i)	Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).
(ii)

Letter Agreement dated October 1, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(iii)

Addendum dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iv)

Amendment No. 1 dated September 1, 2006 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(iv) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(v)	Amendment No. 2 dated May 21, 2008 to Transfer Agency and Service Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is filed herein as Exhibit (h)(2)(v).
(vi)

Letter Amendment dated October 13, 2003 to the Transfer Agency and Service Agreement between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vi) to Post-Effective Amendment No. 64 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(vii)

Letter Amendment dated December 10, 2004 to the Transfer Agency and Service Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to the April 2, 2008 as filed with the Commission on April 2, 2008 (Registration No. 2-75677).

(viii)

Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ix)

Indemnification Agreement dated as of October 13, 2003 between Registrant and Denver Investment Advisors LLC regarding Transfer Agent Interactive Client Services Agreement is incorporated herein by reference to Exhibit (13)(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(x)

Amended Fee Schedule to Transfer Agency Service Agreement dated as of February 18, 2004 effective as of October 13, 2004 is incorporated herein by reference to Exhibit (13)(b)(v) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xi)

Delegation Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(b)(vi) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(xii)

First Amendment dated October 1, 2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(vii) to Post Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

(xiii)

Amendment No. 2 dated December 13,  2004 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (h)(2)(viii) to Post-Effective Amendment No. 58 as filed with the Commission on July 22, 2005 (Registration No. 2-75677).

(xiv)

Amendment No. 3 dated September 1, 2006 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(2)(x) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(xv)

Amendment No. 4 dated May 21, 2008 to the Transfer Agent Interactive Client Services Agreement dated October 13, 2003 between ALPS Fund Services, Inc. and Registrant is filed herein as Exhibit (h)(2)(xv).

(3)	(i)

Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between Registrant and ALPS Mutual Funds Services, Inc. is incorporated herein by reference to Exhibit (13)(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(ii)

Addendum dated September 1, 2006 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(ii) to Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(iii)

Amendment No. 2 dated August 21, 2007 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004  between ALPS Fund Services, Inc. and Registrant is incorporated herein by reference to Exhibit (h)(3)(iii) to Post-Effective Amendment No. 63 as filed with the Commission on September 27, 2007 (Registration No. 2-75677).

(iv)

Amendment No. 3 dated May 21, 2008 to Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004 between ALPS Fund Services, Inc. and Registrant is filed herein as Exhibit (h)(3)(iv).

(v)

Amended Fee Schedule dated as of September 20, 2004 and effective as of February 9, 2004 is incorporated herein by reference to Exhibit (13)(c)(ii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(vi)

Delegation Agreement dated February 9, 2004 between ALPS Mutual Funds Services, Inc. and Denver Investment Advisors LLC is incorporated herein by reference to Exhibit 13(c)(iii) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

(i)	Opinion of Davis Graham & Stubbs LLP, counsel to Registrant, is filed herein as Exhibit (i).
(j)	None.
(k)	None.
(l)

Conversion Agreement dated September 30, 1998 between Registrant and Denver Investment Advisors LLC relating to Registrant’s Mid-Cap Opportunity Fund is incorporated herein by reference to Exhibit 13(a) to Post-Effective Amendment No. 48 as filed with the Commission on September 28, 1998 (Registration No. 2-75677).

(m)	None.
(n)	Rule 18f-3 plan is filed herein as Exhibit (n).
(p)	(1)

Amended Code of Ethics of Registrant dated as of February 22, 2006 is incorporated herein by reference to Exhibit (p)(1) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(2)

Amended Code of Ethics of Denver Investment Advisors LLC dated as of February 15, 2007 is incorporated herein by reference to Exhibit (p)(2) of Post-Effective Amendment No. 61 as filed with the Commission on April 30, 2007 (Registration No. 2-75677).

(3)

Code of Ethics of ALPS Distributors, Inc. dated as of February 3, 2006 is incorporated herein by reference to Exhibit (p)(3) to Post-Effective Amendment No. 60 as filed with the Commission on September 28, 2006 (Registration No. 2-75677).

(q)	Powers of Attorney.

Item 24.           Persons Controlled By or Under Common Control with the Registrant.

            Registrant is controlled by its Board of Trustees.  Certain of Registrant’s trustees serve on the board of directors/trustees of certain other registered investment companies.  (See “Management of the Funds – Trustees and Officers” in Part B hereof.)

Item 25.           Indemnification.

            Amended and Restated Declaration of Trust.  Section 9.3 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, as amended, incorporated herein by reference as Exhibit (a)(1) to Post-Effective Amendment No. 45 (Registration No. 2-75677), provides as follows:

9.3  Indemnification of Trustees, Representatives and Employees. The Trust shall indemnify its Trustees against all liabilities and expenses (including amounts paid in satisfaction of judgments, in compromise, as fines and penalties, and as counsel fees) reasonably incurred by him in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, in which he may be involved or with which he may be threatened, while as a Trustee or thereafter, by reason of his being or having been such a Trustee EXCEPT with respect to any matter as to which he shall have been adjudicated to have acted in bad faith, willful misfeasance, gross negligence or reckless disregard of his duties, PROVIDED that as to any matter disposed of by a compromise payment by such person, pursuant to a consent decree or otherwise, no indemnification either for said payment or for any other expenses shall be provided unless the Trust shall have received a written opinion from independent legal counsel approved by the Trustees to the effect that if either the matter of willful misfeasance, gross negligence or reckless disregard of duty, or the matter of bad faith had been adjudicated, it would in the opinion of such counsel have been adjudicated in favor of such person.  The rights accruing to any person under these provisions shall not exclude any other right to which he may be lawfully entitled, PROVIDED that no person may satisfy any right of indemnity or reimbursement hereunder except out of the property of the Trust.  The Trustees may make advance payments in connection with the indemnification under this Section 9.3, PROVIDED that the indemnified person shall have given a written undertaking to reimburse the Trust in the event it is subsequently determined that he is not entitled to such indemnification.

The Trustees shall indemnify representatives and employees of the Trust to the same extent that Trustees are entitled to indemnification pursuant to this Section 9.3.

            Section 9.6 of the Registrant’s Amended and Restated Declaration of Trust dated November 19, 1987, incorporated herein by reference as Exhibit (1)(a) to Post-Effective Amendment No. 45 (Registration No. 2-75677), also provides for the indemnification of shareholders of the Registrant. Section 9.6 states as follows:

9.6  Indemnification of Shareholders.  In case any shareholder or former shareholder shall be held to be personally liable solely by reason of his being or having been shareholder and not because of his acts or omissions or for some other reason, the Shareholder or former Shareholder (or his heirs, executors, administrators or other legal representatives or, in the case of a corporation or other entity, its corporate or other general successor) shall be entitled out of the assets belonging to the classes of Shares with the same alphabetical designation as that of the Shares owned by such shareholder to be held harmless from and indemnified against all loss and expense arising from such liability.  The Trust shall, upon request by the Shareholder, assume the defense of any claim made against any Shareholder for any act or obligations of the Trust and satisfy any judgment thereon from such assets.

            Amended and Restated Investment Advisory Agreement.  Indemnification of Registrant’s investment adviser for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with the performance of this agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the investment adviser in the performance of its duties or from reckless disregard by it of its obligations and duties under this agreement as provided for in Section 9 of the Amended and Restated Investment Advisory Agreement dated November 1, 2000, incorporated herein by reference as Exhibit (d)(i) to Post-Effective Amendment No. 53 (Registration No. 2-75677).

               Distribution Agreement.  Indemnification of Registrant’s trustees, officers and controlling persons against any and all claims, demands, liabilities and expenses arising from dissemination of untrue material fact or omission of such material fact by the Registrant’s Distributor and used in the Trust’s Registration Statement or in the corresponding statements and in the Trust’s prospectus is provided for in Section 1.10 of the Distribution Agreement dated September 30, 2005 and incorporated herein by reference to Exhibit (e)(1) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

               Second Amended and Restated Administration Agreement.  Indemnification of Registrant’s Administrators for any error of judgment or mistake of law or for any loss suffered by the Registrant in connection with matters to which this Agreement relates, except for a loss resulting from willful misfeasance, bad faith or gross negligence on their part in the performance of their duties or from reckless disregard by them of their obligations and duties under the Agreement. Any person, even though also an officer, partner, employee or agent of either of the Administrators, who may be or become an officer, director, employee or agent of the Registrant, shall be deemed when rendering services to the Registrant or acting on any business of the Registrant (other than services or business in connection with the Administrator’s duties hereunder) to be rendering such services to or acting solely for the Registrant and not as on officer, partner, employee or agent or one under the control or direction of the Administrators even though paid by either of them as provided for in Section 6 of the Second Amended and Restated Administration Agreement dated January 1, 2006 is incorporated herein by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 60 (Registration No. 2-75677).

               Transfer Agency and Service Agreement.  Indemnification of Registrant’s Transfer Agent is provided for in Section 7 of the Transfer Agency and Service Agreement incorporated herein by reference as Exhibit (13)(b)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169) for any and all losses, damages, costs, charges, counsel fees, payments, expenses and liability arising out of or attributable to:

(a)        All actions of the Transfer Agent or its agents or subcontractors required to be taken pursuant to this Agreement (including the defense of any law suit in which the Transfer Agent or affiliate is a named party), provided that such actions are taken in good faith and without negligence or willful misconduct;

(b)        The Fund’s lack of good faith, negligence or willful misconduct;

(c)        The reliance upon, and any subsequent use of or action taken or omitted, by the Transfer Agent, or its agents or subcontractors on: (i) any information, records, documents, data, or services, which are received by the Transfer Agent or its agents or subcontractors by machine readable input, facsimile, CRT data entry, electronic instructions or other similar means authorized by the Fund in writing, and which have been prepared, maintained or performed by the Fund or any other person or firm on behalf of the Fund including but not limited to any broker-dealer, TPA or previous transfer agent; (ii) any instructions or requests of the Fund or any of its officers reasonably believed by the Transfer Agent to be authorized by the Fund’s Board of Trustees; (iii) any instructions or opinions of legal counsel with respect to any matter arising in connection with the services to be performed by the Transfer Agent under this Agreement which are provided to the Transfer Agent after consultation with such legal counsel; or (iv) any paper or document, reasonably believed to be genuine, authentic, and signed by the proper person or persons;

(d)        The offer or sale of Shares in violation of federal or state securities laws or regulations requiring that such Shares be registered or in violation of any stop order or other determination or ruling by any federal or any state agency with respect to the offer or sale of such Shares;

(e)        The negotiation and processing of any checks including without limitation for deposit into the Fund’s demand deposit account maintained by the Transfer Agent, excluding checks not made payable to the order of the Fund, the Fund’s management company, custodian, transfer agent or distributor or the retirement account custodian or trustee for a plan account investing in Shares (such checks are commonly known as “third party checks”) which checks are tendered to the Bank for the purchase of Shares; or

(f)         Upon the Fund’s request entering into any agreements required by the NSCC for the transmission of Fund or Shareholder data through the NSCC clearing systems.

               Amended and Restated Bookkeeping and Pricing Agreement.  Indemnification of Registrant’s Bookkeeping and Pricing Agent against certain losses is provided for in Section 8 of the Amended and Restated Bookkeeping and Pricing Agreement dated February 9, 2004, incorporated herein by reference as Exhibit (13)(c)(i) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169).

               Internet Transactions Indemnification Agreement.  Indemnification from Denver Investment Advisors LLC under Section 2 of the Indemnification Agreement dated as of October 13, 2003 incorporated herein by reference as Exhibit 13(b)(iv) to the Form N-14 Registration Statement as filed with the Commission on September 21, 2004 (File No. 333-119169), to defend and hold harmless each Indemnified Party from and against all damages arising out of or resulting from any Claims against such Indemnified Party related to or arising out of:

            (a)        The use of the transfer agent’s computer and software systems which provides an interface between the Internet and public data network service providers; and

            (b)        Communication of shareholder data and/or transaction requests by Denver Investment Advisors LLC, the Trust, the Trust’s shareholders or transfer agent at any time (including prior to and on and after the date of execution hereof and of any written agreement, if any, with DST Systems, Inc.).

“Indemnified Party” means (i) the Trust; (ii) each current, former and future officer, trustee, beneficial interest holder, employee, agent, attorney, predecessor, successor, representative or affiliate of the Trust, but not Denver Investment Advisors LLC or any of Denver Investment Advisors LLC’s current, former and future officers, trustees, beneficial interest holders, employees, agents, attorneys, predecessors, successors or representatives; (iii) any successor, assign, heir, estate or legal representative of any of the parties described in clauses (i) or (ii); and (iv) any series or portfolio of the Trust.

“Claims” means any and all actions, suits, claims, rights, causes of action, demands, damages, losses, liabilities, expenses, costs, attorneys’ fees or charges of whatever kind or nature, whether contingent or fixed, whether known or unknown, whether suspected or unsuspected, which any person (i) now has or claims to have, (ii) at any time had or claimed to have, or (iii) at any time hereafter may have or claim to have.

“Damages” means any and all costs, liabilities, obligations, losses, claims, expenses, damages or judgments of any kind, including reasonable attorneys’ fees and the fees of accountants and experts.

            Other.  Registrant has obtained from a major insurance carrier a trustees’ and officers’ liability policy covering certain types of errors and omissions. Registrant will not pay an insurance premium for insurance coverage which indemnifies for any act for which Registrant itself cannot indemnify.  Generally, trustees and officers of the Registrant are indemnified under contracts entered into with unaffiliated third parties in the ordinary course of business against losses, claims, damages, liabilities and expenses arising out of negligence or willful misconduct, violation of applicable law, breach of material provisions of such contracts or of representations, warranties or covenants made in such contracts.

            Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 26.           Business and Other Connections of the Investment Adviser.

To Registrant’s knowledge, none of the directors or senior executive officers of Denver Investment Advisors LLC, except those set forth below, is, or has been at any time during Registrant’s past two fiscal years, engaged in any other business, profession, vocation or employment of a substantial nature.  Set forth below are the names and principal businesses of the directors and certain of the senior executive officers of Denver Investment Advisors LLC who are or have been engaged in any other business, profession, vocation or employment of a substantial nature during the past two years.

DENVER INVESTMENT ADVISORS LLC

Name	Position With Denver Investment Advisors LLC	Other Business Connections	Type of Business
Todger Anderson	Chairman and Chief Compliance Officer	Director and President of Blue Chip Value Fund, Inc.* Director of Fischer Imaging Corp.**	Investment Company Hospital Equipment and Supply Company

* The address of the Blue Chip Value Fund, Inc. is 1225 17th Street, 26th Floor, Denver, Colorado 80202.

** The address of Fischer Imaging Corp. is 12300 North Grant Street, Denver, Colorado 80241. Effective January 1, 2007, Mr. Anderson resigned from his position as Director of Fischer Imaging Corp.

Item 27.           Principal Underwriters.

(a)  ALPS Distributors, Inc. acts as the distributor for the Registrant and the following investment companies: AARP Funds, ALPS Variable Insurance Trust, Ameristock Mutual Fund, Inc., Ameristock ETF Trust, BLDRS Index Fund Trust, Campbell Multi-Strategy Trust, CornerCap Group of Funds, DIAMONDS Trust, Drake Funds, Financial Investors Trust, Financial Investors Variable Insurance Trust, Firsthand Funds, Forward Funds, Greenhaven Continuous Commodity Index Fund, Heartland Group, Inc., HealthShares, Inc., Henssler Funds, Inc., Holland Balanced Fund, Laudus Trust, Milestone Funds, MTB Group of Funds, PowerShares QQQ 100 Trust Series 1, Scottish Widows Investment Partnership, SPDR Trust, MidCap SPDR Trust, Select Sector SPDR Trust, State Street Institutional Investment Trust, Stonebridge Funds, Inc., Stone Harbor Investment Funds, TDAX Funds, Inc., Utopia Funds, W. P. Stewart Funds, Wasatch Funds, Williams Capital Liquid Assets Fund and WisdomTree Trust.

(b)        To the best of Registrant’s knowledge, the directors and executive officers of ALPS Distributors, Inc. are as follows:

Name and Principal Business Address*	Positions and Offices with Registrant	Positions and Offices with Underwriter
Thomas A. Carter	None	Managing Director-Business Development; Director
Edmund J. Burke	None	President; Director.
Jeremy O. May	None	Managing Director-Operations and Client Services; Assistant Secretary; Director
John C. Donaldson	None	Chief Financial Officer
Tané T. Tyler	None	General Counsel; Secretary
Robert J. Szydlowski	None	Chief Technology Officer
Diana Adams	None	Vice President, Controller; Treasurer
Bradley J. Swenson	None	Chief Compliance Officer

------------------------------------

* The principal business address for each of the above directors and executive officers is 1290 Broadway, Suite 1100, Denver, Colorado 80203.

(c)        None.

                        (d)        None.

Item 28.           Location of Accounts and Records.

(a)        Denver Investment Advisors LLC, 1225 17th Street, 26th Floor, Denver, Colorado 80202 (records relating to its function as investment adviser for the Registrant).

(b)        ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its functions as administrator, transfer agent and bookkeeping and pricing agent for each of Registrant’s investment portfolios).

(c)        ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 (records relating to its function as distributor for each of the Registrant’s investment Portfolios).

(d)        The Bank of New York Mellon Corporation, One Wall Street, New York, NY 10286 (records relating to its functions as custodian for each of the Registrant’s investment Portfolios).

Item 29.           Management Services.

None.

Item 30.           Undertakings.

None.

.. C-14

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement under Rule 485(b) under the Securities Act of 1933, as amended, and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Denver and State of Colorado on the 23rd day of June, 2008.

                                                                        WESTCORE TRUST

                                                                        Registrant

                                                                        By:  /s/ Todger Anderson

                                                                        Todger Anderson

                                                                        President

            Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment to Registrant’s Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Title	Date

*/s/ Jack D. Henderson
Jack D. Henderson	Chairman of the	June 23, 2008
Board of Trustees

*/s/ Rick A. Pederson	Trustee	June 23, 2008
Rick A. Pederson

*/s/ James B. O’Boyle	Trustee	June 23, 2008
James B. O’Boyle

*/s/ Robert L. Stamp	Trustee	June 23, 2008
Robert L. Stamp

*/s/ Vernon L. Hendrickson	Trustee	June 23, 2008
Vernon L. Hendrickson

*/s/ Mary K. Anstine	Trustee	June 23, 2008
Mary K. Anstine

*/s/ Janice M. Teague	Trustee	June 23, 2008
Janice M. Teague

/s/ Jasper R. Frontz	Treasurer (Principal	June 23, 2008
Jasper R. Frontz	Financial Officer and
Chief Accounting Officer)
Chief Compliance Officer

*By: /s/ Todger Anderson	President (Principal Executive Officer)	June 23, 2008
Todger Anderson
In his capacity as an officer and as Attorney-in-fact

Exhibit Index

Item #                                                             Description

(d)(4)	Amendment No. 2 to the Amended and Restated Investment Advisory Agreement.

(d)(5)	Fee Waiver Letter Agreement.

(e)(2)	Amendment No. 1 to the Distribution Agreement.

(e)(3)	Form of Broker/Dealer Selling Agreement.

(e)(4)	Form of Shareholder Servicing Agreement.

(g)(5)	Amendment No. 3 to the Custody Agreement.

(g)(7)	Amendment No. 1 to the Foreign Custody Manager Agreement.

(h)(1)(v)	Amendment No. 4 to the Second Amended and Restated Administration Agreement.

(h)(2)(v)	Amendment No. 2 to the Transfer Agency and Service Agreement.

(h)(2)(xv)	Amendment No. 4 to the Transfer Agent Interactive Client Services Agreement.

(h)(3)(iv)	Amendment No. 3 to the Amended and Restated Bookkeeping and Pricing Agreement.

(i)	Opinion of Davis Graham & Stubbs LLP.

(n)	Rule 18f-3 Plan.

(q)	Powers of Attorney.